As filed with the Securities and Exchange Commission on August 5, 2026

Registration File No. 333-280711

Registration File No. 811-23982

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 4

☐ Post-Effective Amendment No.
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 4

Global X Venture and Innovation FundSM

(Exact Name of Registrant as Specified in Charter)

Global X Management Company LLC

605 Third Avenue, 43rd Floor

New York, New York 10158

(Address of Principal Executive Offices)
(212) 644-6440

(Registrant’s Telephone Number, including Area Code)

c/o Jasmin Ali, Esq.
Global X Management Company LLC

605 Third Avenue, 43rd Floor

New York, New York 10158

(Name and Address of Agent for Service)

Copy to:

Jacqueline Edwards, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	Ryan P. Brizek, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

SUBJECT TO COMPLETION, DATED AUGUST 5, 2026

PROSPECTUS

_____ __, 2026

GLOBAL X VENTURE AND INNOVATION FUNDSM

CLASS A SHARES (GXVAX)

CLASS U SHARES (GXVUX)

CLASS S SHARES (GXVSX)

CLASS I SHARES (GXVIX)

Global X Venture and Innovation FundSM (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Interval Fund. Interval funds are investment vehicles that can provide individual investors with access to strategies that are typically limited to large institutional investors that have significant assets. These strategies may allocate a greater portion of their assets to asset classes that are less liquid than those typically found in mutual funds. Interval funds are not required to provide investors with daily liquidity; rather, they offer to repurchase a certain percentage of their outstanding shares at set periods or “intervals,” throughout the calendar year (often quarterly). The periodic repurchase schedule of an interval fund allows the investment manager of the interval fund to take a longer-term view with respect to allocating fund assets.

The Fund is an “interval fund” that is designed primarily for long-term investors and not as a trading vehicle. The Fund will, subject to applicable law, conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that holders of Shares (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, you should consider the Shares to be illiquid. The Fund expects to make its initial repurchase offer following the second full quarter after the effective date of the Fund’s registration statement. See “Types of Investments and Related Risks — Repurchase Program Risks.”

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	The Fund has a limited operating history.

●	Unlike an investor in many closed-end funds, Shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid. Thus, an investment in the Fund may not be suitable for all investors.

●	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter). There is not expected to be any secondary trading market in the Shares.

●	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all.

●	The Fund’s Shares may not be sold, transferred or assigned without the written consent of the Fund.

●	The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital. A return of capital will reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after payment of fees and expenses. See “General Considerations and Other Risks Related to the Fund — The Fund is subject to risks associated with the Fund Distribution Policy” for additional information.

●	The Fund invests in early-, medium-, and late-stage private and public companies that the Advisers (as defined below) believe are poised to experience high growth. As a result, investment in Shares of the Fund involves substantial risks including risks associated with uncertainty regarding the valuations of private company investments, high rate of failure among early-stage companies, and restricted liquidity in securities of such companies. See “Types of Investments and Related Risks” for additional information.

●	Shares are speculative and involve a high degree of risk, including the risks associated with limited availability of information, uncertainty in valuation and restrictions on transferability and resale.

The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Investing in Shares involves certain risks. See “Types of Investments and Related Risks” beginning on Page 40 of this prospectus.

This prospectus (the “Prospectus”) applies to the offering of four separate classes of Shares to investors, designated as “Class A Shares,” “Class U Shares,” “Class S Shares” and “Class I Shares”. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Shares are generally offered on any Business Day at the NAV per applicable class of Share on that day. No person who is admitted as a Shareholder will have the right to require the Fund to redeem its Shares.

	Per Class A Share	Per Class U Share	Per Class S Share	Per Class I Share	Total
Public Offering Price(1)	Current NAV plus applicable Sales Load of 3.5%	Current NAV	Current NAV	Current NAV	Unlimited
Maximum Sales Load as a percentage of purchase amount(2)	3.5%	N/A	N/A	N/A	N/A
Proceeds to Fund Before Expenses	Current NAV less applicable Sales Load of 3.5%	Current NAV	Current NAV	Current NAV	Unlimited

(1)	The Fund is offering an unlimited number of shares of beneficial interest on a continuous basis. SEI Investments Distribution Co. (the “Distributor”) acts as principal underwriter for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. Class A Shares, Class U Shares, Class S Shares and Class I Shares are continuously offered at a price per Share equal to the NAV per Share for such class. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as Distribution and Servicing Fees. Generally, the stated minimum initial investment by an investor in the Fund is $500 with respect to Class A Shares, Class U Shares and Class S Shares and $500,000 with respect to Class I Shares. The minimum subsequent investment in the Fund is $100 with respect to Class A Shares, Class U Shares and Class S Shares and $10,000 with respect to Class I Shares. The Fund may, in its sole discretion, reduce or waive these investment minimums. See “Purchase of Shares.” Investors in Class A Shares, Class U Shares and Class S Shares subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $500 and incremental contributions are not less than $100. Investors in Class I Shares subscribing through a given financial intermediary may have Shares aggregated to meet this minimum, so long as denominations are not less than $500,000 and incremental contributions are not less than $10,000. Financial intermediaries may impose higher minimums.

(2)	Assumes the maximum upfront sales load is charged. Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s subscription. No upfront sales load will be paid with respect to Class U Shares, Class S Shares or Class I Shares, however, if you buy Class U Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for such Shares. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Financial intermediaries will not charge such fees on Class I Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The date of this prospectus is _______ __, 2026.

Structure. The Fund does not currently intend to list its Shares for trading on any securities exchange and does not expect any secondary market to develop for its Shares. Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares on a daily basis because the Fund is an unlisted closed-end fund. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding Shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Shares.

The Adviser. The investment adviser to the Fund is Global X Management Company LLC (“Global X” or the “Adviser”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Global X is a Delaware limited liability company and a wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Global”). Under the terms of an investment management agreement between the Fund and the Adviser (“Advisory Agreement”), the Adviser serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”), and is primarily responsible for the day-to-day investment management of the Fund. The Adviser has engaged the Investment Subadviser (as defined below) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

The Investment Subadviser. Global X has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”), an investment adviser registered with the SEC under the Advisers Act, to serve as investment subadviser to the Fund and identify investment opportunities for the Fund. Mirae is a Delaware limited liability company and an affiliate of Global X. Mirae will serve as investment subadviser to the Fund pursuant to an investment subadvisory agreement with Global X (the “Subadvisory Agreement”).

Securities Offered. This Prospectus applies to the public offering of the Fund’s Shares. The Fund has received an exemptive order from the SEC to permit the Fund to offer multiple classes of Shares. Each class of Shares has certain differing characteristics and differences in the shareholder Distribution and Servicing Fees (as defined below) that may be charged. The Fund may offer additional classes of Shares in the future.

The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Class A Shares, Class U Shares and Class S Shares is $500 with minimum subsequent investments of $100. The minimum initial investment by a Shareholder for Class I Shares is $500,000 with minimum subsequent investments of $10,000. The minimum balance requirement is $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares. The Fund reserves the right to waive the investment minimum and minimum balance requirement for all Shares and it is generally anticipated that for Class I Shares the Fund will waive the minimum initial investment and minimum balance requirement with respect to investments by employees, officers or Trustees of the Fund and the Adviser or its/their affiliates. The Fund may also offer Shares to certain feeder vehicles created to hold the Fund’s Shares. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share of the applicable class. The Distributor is not affiliated with Global X or Mirae. See “Purchase of Shares.”

Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through repurchase offers, as described herein. See “Share Repurchase Program.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information, dated [   ], 2026 (the “Statement of Additional Information” or “SAI”), has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The Statement of Additional Information and, when available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Fund at Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158, or by calling toll-free 1-888-493-8631. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports when available and other information about the Fund or make Shareholder inquiries by calling 1-888-493-8631 or by visiting www.GlobalXVenture.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other materials incorporated by reference into this Prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov.

Shares are not deposits nor obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System nor any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

i

SUMMARY OF TERMS

The following information is only a summary and does not contain all of the information that a prospective investor should consider before investing in Global X Venture and Innovation FundSM (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund:	Global X Venture and Innovation FundSM, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund was organized under Delaware law on September 21, 2023. The Fund has a limited operating history and commenced investment operations on June 17, 2025. The Fund is operated as an “interval fund” as discussed below.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares of beneficial interest (“Shares”). The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund is offering four classes of Shares designated as Class A, Class U, Class S and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may also offer Shares to certain feeder vehicles created to hold the Fund’s Shares. The Fund may offer additional classes of Shares in the future.

Investment Adviser and Investment Subadviser	Global X Management Company LLC (“Global X” or the “Adviser”) serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board of Trustees” or the “Board”). The Adviser has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

Investment Objective:	The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategy:

To achieve its investment objective, the Fund will seek to invest primarily in private and public companies with exposure to emerging sectors with potential for accelerated growth (such sectors, the “Venture and Innovation Sectors”). Within the Venture and Innovation Sectors, the Investment Subadviser seeks to identify current and future category-leading companies with unique or disruptive product(s), demonstrated innovation and significant growth potential.

Venture and Innovation Sectors:

The Venture and Innovation Sectors in which the Investment Subadviser expects to focus the Fund’s investments, include, but are not limited to:

●	Artificial Intelligence Companies. Companies positioned to benefit from the development and utilization of artificial intelligence technologies in their products and services.

●	Autonomous and Electric Vehicle Companies. Companies positioned to benefit from the development and use of autonomous vehicle technology, electric vehicles (“EVs”), and EV components and materials. This includes companies involved in the development of autonomous vehicle software and hardware, as well as companies that produce EVs, EV components such as lithium batteries, and critical EV materials such as lithium and cobalt.

●	Blockchain and Digital Asset Companies. Companies positioned to benefit from the increased adoption of blockchain technology, including companies in digital asset mining, blockchain and digital asset transactions, blockchain applications, blockchain and digital asset hardware, tokenization, and blockchain and digital asset integration. The Fund will not invest directly or indirectly in digital assets, including digital securities.

●	Cloud Computing Companies. Companies positioned to benefit from the increased adoption of cloud computing technology, including companies whose principal business is in offering computing Software-as-a-Service (“SaaS”), Platform-as-a-Service (“PaaS”), Infrastructure-as-a-Service (“IaaS”), managed server storage space and data center real estate investment trusts, and/or cloud and edge computing infrastructure and hardware.

●	Cybersecurity Companies. Companies positioned to benefit from the development of technologies designed to protect against cyber threats and safeguard digital systems and data.

●	Data Center and Digital Infrastructure Companies. Companies positioned to benefit from data center operations and the digital infrastructure supporting expanding communication networks and the scale-out of artificial intelligence infrastructure driving the next wave of data center growth.

●	Defense Technology Companies. Companies positioned to benefit from the development and utilization of advanced technologies for defense and national security applications, including artificial intelligence, autonomous systems, aerospace and cybersecurity.

●	FinTech Companies. Companies positioned to benefit from demand for technology-enabled financial products, services, and infrastructure.

●	Power and Energy Companies. Companies positioned to benefit from the demand for energy generation, storage, transmission and related infrastructure.

●	Robotics Companies. Companies positioned to benefit from increased demand for the design, construction and operation of robotic systems and automation technologies.

●	Semiconductor and Quantum Computing Companies. Companies that are positioned to benefit from the growth and advancement of the artificial intelligence semiconductor and quantum computing ecosystems. This includes companies involved in the design and manufacturing of artificial intelligence-specific semiconductor chips; the development and production of artificial intelligence-focused computer systems and data center infrastructure; and the development and commercialization of quantum computing technologies.

●	Space Technology Companies. Companies positioned to benefit from the development and provision of space technology and infrastructure, as well as the use of space-based data and services.

●	Video Gaming Companies. Companies positioned to benefit from demand for digital interactive entertainment and related platforms.

Private Investment Sleeve:

The Fund will invest, under normal circumstances, either directly or indirectly, primarily in domestic and foreign equity securities, including common stocks, preferred stocks, partnership interests and securities convertible into any of the foregoing, of private companies that the Advisers believe are poised to experience high growth (collectively, “Venture Companies”). The Fund generally seeks to invest in primary offerings (direct investments in newly issued securities of Venture Companies) and secondary offerings (acquisitions of existing securities from current shareholders) of Venture Companies. The Advisers believe that the ability to invest in privately offered Venture Companies can offer the potential to capture more upside than investments in the securities of companies that are already publicly traded. The Investment Subadviser seeks to capture this value accretion, or what may be referred to as private-public valuation arbitrage, by investing in Venture Companies that it believes have high growth potential.

Although the Fund expects to primarily make direct investments in Venture Companies, the Fund may gain indirect exposure to Venture Companies by investing in private funds that invest primarily in Venture Companies, including private equity funds, hedge funds and venture capital funds, holding vehicles or other investment vehicles, including joint ventures (“JVs”) and single-asset special purpose vehicles (“SPVs”), managed by third-party managers (collectively, “Private Funds”). The Fund may make direct investments in Private Funds or may invest on a secondary basis from existing investors in such Private Funds or may invest during a recapitalization of an equity interest in an existing Private Fund.

The Investment Subadviser is stage agnostic, and the Fund expects to invest in early-, mid-, and late-stage Venture Companies. Early-stage Venture Companies are typically startups in their initial phases of development. They may have a minimal viable product, early market traction and are primarily focused on refining their business model and scaling operations. Medium-stage Venture Companies are more established, often with a proven business model, significant revenue growth and a focus on expanding market presence and operational capabilities. Late-stage Venture Companies are mature businesses, often nearing profitability or already profitable, with established market positions and typically preparing for an exit through an acquisition or an initial public offering.

The Investment Subadviser seeks to identify long-term investment opportunities and to hold such investments through a liquidity event, such as an initial public offering or a merger or acquisition transaction. Notwithstanding the foregoing, if the Investment Subadviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Venture Company following a liquidity event until such time that the Investment Subadviser determines to sell the securities or (ii) sell such securities prior to the occurrence of a liquidity event. As such, a Venture Company investment may be recategorized by the Fund as an Innovation Company investment as the result of a liquidity event.

In seeking to achieve its investment objective, the Fund may invest, without limit, in privately placed or restricted securities (including Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund may invest in equity securities of Venture Companies located in both developed and emerging markets.

The Fund, the Advisers and certain affiliates received an exemptive order from the SEC on June 17, 2025, that permits the Fund, among other things, to co-invest with other funds and accounts managed by the Advisers or their affiliates, subject to certain conditions. Certain types of negotiated co-investments alongside affiliates may be made only in accordance with the exemptive order from the SEC permitting the Fund to do so.

The Fund’s investments in Venture Companies, including through Private Funds, are collectively referred to as the Fund’s “Private Investment Sleeve.”

Innovation Companies:

The Fund may invest, directly or indirectly, in publicly traded operating companies whose business models, revenues or enterprise value are materially driven by Venture and Innovation Sectors (collectively, “Innovation Companies”). The Fund may obtain exposure to Innovation Companies directly through investments in equity securities or indirectly through investments in affiliated or unaffiliated mutual funds, exchange-traded funds (“ETFs”) or other pooled investment vehicles. The Fund may invest in equity securities of Innovation Companies located in both developed and emerging markets, including through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and securities listed on local foreign exchanges, that the Fund determines to be liquid at the time of investment.

A portion of the Fund’s assets will be invested by the Investment Subadviser in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated ETFs and other listed securities (collectively, the “Liquid Investments”). The Fund’s investments in Liquid Investments may be used for liquidity purposes, cash management or other investment purposes. It is generally expected that the Fund’s direct and indirect investments in Innovation Companies will be Liquid Investments.

The Investment Subadviser’s portfolio construction approach is designed to maintain a relatively high level of exposure to Venture and Innovation Companies while still maintaining appropriate portfolio liquidity to manage Shareholder redemptions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, up to 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents if the Investment Subadviser and/or the Adviser judges that market conditions make pursuing the Fund’s strategies inconsistent with shareholders’ best interests. In such cases, the Fund may not achieve its investment objective.

Additional Investment Policies:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Venture Companies and Innovation Companies. This 80% investment policy is a non-fundamental policy and may be changed by the Fund without a shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund may obtain exposure to Venture Companies and Innovation Companies either through direct investments in equity securities of such issuers, or indirectly through investments in affiliated or unaffiliated ETFs, mutual funds or other pooled investment vehicles that provide exposure to such companies or emerging sectors, including, with respect to Venture Company investments, Private Funds. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Funds that the Fund reasonably expects to be called in the future, as qualifying venture investments for purposes of its 80% policy. The Fund determines whether an issuer qualifies as a Venture Company or Innovation Company based on information available at the time of investment.

The Fund may pursue its investment objective by investing up to 25% of its total assets in wholly owned subsidiaries organized under the laws of the United States or the Cayman Islands (the “Subsidiaries”). The Subsidiaries may hold certain investments or interests in pass-through entities (including certain Private Funds) and may be used to facilitate the Fund’s investment strategy.

The Fund’s investments will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the technology sector.

Risk Factors:	There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund is expected to hold illiquid securities, which may result in the Fund being unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Changes in Trade Negotiations: In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Privately Placed Securities Risk: Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Risks Related to Venture Company Investments: Venture Companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Venture Companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render these companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Venture Companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. Venture Companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. In addition, investments in Venture Companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of these investments in a timely manner.

Illiquid Securities Risk: The Fund will invest in illiquid securities which are not readily marketable. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Private Funds Risk: The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the manager’s or general partner’s of a Private Fund (a “Private Fund Manager”) ability to maintain operations, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their services providers from liability, damages, costs or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Advisers’ ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes.

Focus Risk: Because the Fund focuses its investments in securities of companies in a group of industries in the technology sector, the Fund’s performance will be particularly susceptible to adverse events impacting such industries and sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in these industries and sector.

Risks Related to Investing in the Technology Sector: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Accordingly, the Fund’s performance will be particularly susceptible to adverse events impacting the technology sector, which may include, but are not limited to, the following: rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Early-stage Companies Risk: Early-stage private companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk: Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

Risks Related to Investing in Artificial Intelligence Companies: Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Artificial Intelligence Companies typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will be successful. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Risks Related to Investing in Autonomous and Electric Vehicle Companies: Autonomous and EV Companies typically face intense competition and potentially rapid product obsolescence. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Autonomous and EV Companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology, impede the growth of companies that develop and/or utilize this technology and expose the companies to tax and other negative implications of increased governmental regulation. Autonomous and EV Companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Autonomous and EV Companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of Autonomous and EV Companies may be concentrated in a particular country, region or industry.

Risks Related to Investing in Blockchain and Digital Asset Companies: Blockchain and Digital Asset Companies may be adversely impacted by government regulations, limited operating histories, or economic conditions. Blockchain and Digital Asset technology is new, and its uses are in many cases untested or unclear. These companies may also have significant exposure to fluctuations in the spot prices of digital assets, particularly to the extent that demand for a company’s hardware or services may increase as the spot price of digital assets increase. The digital asset markets may be experiencing a bubble or may experience a bubble again in the future. Further, Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many Blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect, a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain.

Risks Related to Investing in Cloud Computing Companies: Cloud Computing Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies may potentially also be threatened by artificial intelligence based competitive product offerings. In addition, many Cloud Computing Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Computing Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud Computing Companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Computing Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Computing Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Computing Companies. Cloud Computing Companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies.

Risks Related to Investing in Cybersecurity Companies: Many technology companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. The use of artificial intelligence and machine learning by such companies could exacerbate these risks or result in cybersecurity incidents that implicate personal data.

Risks Related to Investing in Data Center and Digital Infrastructure Companies: Data Center and Digital Infrastructure Companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Data Center and Digital Infrastructure Companies are utilized and operated. Data Center and Digital Infrastructure Companies may be affected by unique supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Data Center and Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Data Center and Digital Infrastructure Companies may be subject to external risks including, but not limited to, natural disasters and supplier outages. Certain geographical areas may be at higher risk for natural disasters, which can increase the likelihood of power surges and supplier outages. Data Center and Digital Infrastructure Companies may be subject to internal risks including, but not limited to, water supply and climate risk and data security risk. Data centers increasingly rely on the use of electronic data, which may make them more vulnerable to data security risk. Data centers are potential targets for cyberattacks, which may have a materially adverse impact on the performance of these companies.

Risks Related to Investing in Defense Technology Companies: Defense Technology Companies depend heavily on contracts with governments for a substantial portion of their business. Changes in a government’s priorities, or delays or reductions in spending could have a material adverse effect on such company’s business. If appropriations are delayed or a government shutdown were to occur and continue for an extended period, a Defense Technology Company could be at risk of reduced orders, program cancellations and other disruptions and nonpayment. The U.S. Department of Defense’s changes in funding priorities also could reduce opportunities in existing programs and in future programs or initiatives where such company intends to compete and where it has made investments.

Furthermore, these companies must comply with extensive laws and regulations relating to the award, administration and performance of government contracts. A violation of these laws and regulations could harm their reputation and result in the imposition of fines and penalties, the termination of contracts, suspension or debarment from bidding on or being awarded contracts and civil or criminal investigations or proceedings. This is a highly competitive industry and competitors may have more extensive or more specialized engineering, technical, marketing and servicing capabilities.

Risks Related to Investing in FinTech Companies: FinTech Companies may be adversely impacted by government regulations, economic conditions, and deterioration in credit markets. These companies may have significant exposure to consumers and businesses in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. There is significant risk that regulatory oversight of FinTech Companies may increase in the future, which could increase costs and adversely impact the current business models of some FinTech Companies. FinTech Companies with significant alternative currency exposure may also be negatively impacted during high periods of volatility within the crypto markets.

Risks Related to Investing in Power and Energy Companies: The Fund’s assets may include investments in Power and Energy Companies, including investments in certain utilities, infrastructures and technologies, thereby exposing the Fund to risks associated with this sector. The revenues derived from such investments are likely to be affected by the price of electricity derived from other fuel sources, which has been, and is likely to continue to be, volatile and subject to wide fluctuations in response to certain factors. Further, increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal or other energy commodities, may have a significant impact on the assets focused on this sector. Advancements in renewable energy technologies, battery storage solutions, and smart grid infrastructure have the potential to disrupt traditional energy markets and introduce increased volatility in the pricing, supply, and demand of existing energy commodities. Major governmental policy changes could have a material adverse impact on the power and energy industries and the Fund’s investments in the sector. Additionally, Power and Energy Companies are highly regulated, both domestically and internationally, which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of companies in the sector include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters.

Risks Related to Investing in Robotics Companies: Securities of Robotics Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Robotics Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology. Additionally, companies in the robotics industry that focus on humanoid robotics face challenges specific to the complex and unproven nature of the technology. Such operations often require a significant allocation of capital to design, test, and scale viable robotic solutions, and may not produce meaningful revenue during the life of the Fund.

Robotics Companies involved in artificial intelligence-driven humanoid robotics in particular may face regulatory scrutiny in the future, which may limit the development of such technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used.

Risks Related to Investing in Semiconductor and Quantum Computing Companies: Companies involved in the semiconductor and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. Additionally, companies involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business. Additionally, quantum computing is an emerging industry characterized by early-stage development. Companies in this industry may have limited operating histories, minimal revenues, and uncertain prospects for profitability. Valuations of quantum computing companies may be based more on speculative potential than on current financial performance, which can lead to elevated volatility and the risk of significant losses. In addition, quantum computing companies may be exposed to risk due to rapid technological change, intense competition, consumer demand, shifts in government funding, evolving regulatory frameworks, an export control restriction. As a result, the Fund’s exposure to semiconductor and/or quantum computing companies may cause it to experience greater price volatility and an increased risk of loss compared to funds that do not invest in this industry.

Risks Related to Investing in Space Technology Companies: Space Technology Companies are subject to a wide range of unique and evolving risks. These companies often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Risks Related to Investing in Video Gaming Companies: Video Gaming Companies operate in a highly competitive and rapidly evolving sector, facing risks from technological advancements and changing consumer preferences that could lead to product obsolescence and necessitate continuous investment. These companies are significantly exposed to cybersecurity risks due to their reliance on online platforms and storage of extensive user data, which raises concerns over data breaches and potential financial and reputational damages. Regulatory challenges also pose a risk, with varying international regulations affecting market access and content restrictions. The integration of digital assets and blockchain technologies introduces volatility and regulatory uncertainty, potentially impacting financial stability. Revenue concentration in hit titles and the project-based nature of game development can result in financial volatility, as success is heavily dependent on continuous hit releases and managing development costs. Moreover, expansion into new markets requires navigating cultural differences and intellectual property rights, which can impede growth. The sector’s sensitivity to consumer discretionary spending and its inherent volatility underscore the investment risks in Video Gaming Companies.

Foreign Securities Risk: The Fund may invest in foreign securities. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such as heightened risks of inflation, nationalization or restriction on repatriation of currencies. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. The Fund’s investments may lose money due to political, economic and geographic events affecting a foreign issuer or market.

ADR and GDR Risk: ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Developed Markets Investments: Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises.

Risk of Investing in Emerging Markets: Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic.

Artificial Intelligence Technologies Development Risk: Artificial intelligence, including machine learning technology and generative artificial intelligence, is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests.

Currency Risk: The Fund may invest in securities denominated in foreign currencies. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the foreign currencies depreciate against the U.S. dollar or if there are delays or limits on repatriation of such currencies. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s NAV may change quickly and without warning, which could have a significant negative impact on the Fund.

Liquid Investments Risk: Certain types of investments the Fund makes in Liquid Investments are subject to the risks below.

●	ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, holders of Shares (“Shareholders”) bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

●	Debt Securities Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The longer the average maturity or duration of the debt securities held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are invested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

●	U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short-term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

●	Short-Term Debt Instruments/Money Market Instruments Risk: The Fund may invest in short-term money market instruments / debt instruments with short maturities, which can result in relatively high turnover rates. The transaction costs incurred as a result of the purchase or sale of short-term money market instruments / debt instruments may also increase, which in turn may have a negative impact on the Fund.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, market trends and general economic conditions. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

●	Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

●	Preferred Securities Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.

Convertible Securities Risk. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security. Convertible securities tend to have a lower payout than securities that do not have a conversion feature. Convertible securities may also be issued based on a fixed conversion ratio or market price conversion ratio, and a market price conversion ratio may present risks to the company and holders of its common stock in the event of a price decline.

The terms of these securities can be complex and challenging to understand, which can lead to disputes between founders and investors. A company can incur the risk of being over-levered if it issues too many convertible securities. There is risk that if the company is unable to raise additional funding, it may not be able to convert these securities into equity. In situations where the company raises additional funding at a higher valuation, investors may not be able to convert these securities at a discount, which could impact return on their investments.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Valuation Risk: Because the Fund will invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s NAV. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, less information may be available with respect to private company investments and there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. See “Determination of Net Asset Value.”

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Risk of Competition for Investment Opportunities. The Fund competes for investments with other investment funds and institutional investors. Some of the Fund’s competitors are larger and may have greater financial and other resources and higher risk tolerance than the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as a closed-end fund. These factors may make it more difficult for the Fund to pursue attractive investment opportunities or achieve its investment objective.

Co-Investment Transactions Risk. The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other affiliated entities managed by the Adviser, Investment Subadviser or their affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. These restrictions may affect the Fund’s ability to capitalize on attractive investment opportunities.

The Advisers and the Fund have received an exemptive order from the SEC that expands the Fund’s ability to co-invest alongside the Advisers and their affiliated entities in Venture Companies. The SEC exemptive order contains conditions that limit or restrict the Fund’s ability to participate in an investment in such Venture Companies.

New Fund Risk: The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. The Fund commenced investment operations on June 17, 2025. Until the Fund is able to sufficiently deploy capital, the Fund’s investments may not fully reflect its intended investment strategy. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. While Shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual Shareholders.

Issuer Risk: Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of such company’s securities to decline.

Management Risk: The Fund is subject to management risk. The ability of the Adviser and the Investment Subadviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser and the Investment Subadviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Additionally, cyber security failures or breaches of the electronic systems of the Fund, the Adviser, the Investment Subadviser and the Fund’s other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its Shareholders. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Regulated Investment Company Status Risk: The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders.

To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders, the Fund must meet, among other requirements, certain source-of-income, asset diversification and annual distribution requirements (see “Material U.S. Federal Income Tax Considerations—Taxation of the Fund—Qualification as a RIC”). The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in Venture Companies that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those Venture Companies that are taken into account in determining the Fund’s compliance with the aforementioned ongoing requirements.

If the Fund fails to qualify for tax treatment as a RIC in any taxable year, it will become subject to corporate-level U.S. federal income tax on all of its taxable income for such year without any deduction for distributions to Shareholders, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution to Shareholders, and the amount of funds available for new investments.

Repurchase Program Risk: Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that a Shareholder will be able to sell all of the Shares that the Shareholder desires to sell. The Fund should therefore be considered to offer limited liquidity. Moreover, one or more feeder vehicles may be formed to facilitate indirect investments in the Fund by certain investors. Requests by these investors to withdraw their interests in a feeder vehicle are expected to result in repurchase requests by the feeder vehicle of its Shares in the Fund and could contribute to an over-subscription of a particular repurchase offer.

Unlisted Shares Risk: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange. Therefore, an investment in the Fund is not a liquid investment.

Key Personnel Risk. The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Advisers will remain the Fund’s investment advisers. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

Geopolitical Climate Risk. U.S. and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, and will continue to lead to disruptions in local, regional, national, and global markets and economies.

Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any sanctions and related market disruptions are impossible to predict, but could adversely affect the global economy and financial markets, particularly if current or new sanctions continue for an extended period of time, and could lead to instability, lack of liquidity in capital markets and price volatility.

The Adviser:	Global X Management Company LLC, a Delaware limited liability company and registered investment adviser, serves as investment adviser to the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. For more information on the Adviser, see “Management of the Fund— the Adviser” in this Prospectus.

The Investment Subadviser:	Global X has engaged Mirae to serve as the Investment Subadviser to the Fund and identify investment opportunities for the Fund. Mirae is a Delaware limited liability company and an affiliate of Global X. Mirae will serve as Investment Subadviser to the Fund pursuant to the Subadvisory Agreement with Global X. For more information on the Investment Subadviser, see “Management of the Fund— the Investment Subadviser” in this Prospectus.

Advisory Arrangements:	The Adviser provides management and administrative services necessary for the operation of the Fund. The Investment Subadviser, subject to the oversight of the Adviser, is responsible for the day-to-day portfolio management of the Fund’s portfolio.

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for providing management and administrative services to the Fund. In consideration for the management services provided under the Advisory Agreement, the Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is calculated and accrued daily, and payable monthly in arrears, at the annual rate of 2.25% of the average daily value of the Fund’s net assets. In consideration for the administrative services provided under the Advisory Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Advisory Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

Pursuant to the Subadvisory Agreement between the Fund, the Adviser and the Investment Subadviser, the Investment Subadviser, subject to the oversight of the Adviser, is responsible for providing portfolio management services to the Fund. For these services, the Adviser pays a portion of the Management Fee it receives from the Fund to the Investment Subadviser.

Expense Limitation and Reimbursement Agreement:	The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser agreed to waive, absorb or reimburse all expenses incurred in the business of the Fund (each, a “Waiver”), including organizational and offering costs, but excluding (i) the Management Fee, (ii) distribution and/or servicing fees, (iii) sub-transfer agency, sub-accounting and shareholder servicing fees, (iv) dividend and interest expenses relating to short sales, (v) merger or reorganization expenses, (vi) shareholder meetings expenses, (vii) litigation expenses and (viii) extraordinary expenses.

For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement has a term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees and the Adviser. The Expense Limitation and Reimbursement Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

Fund Expenses:	The Adviser and Investment Subadviser bear all of their own costs incurred in providing investment advisory services to the Fund. The services of all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Advisers. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Advisory Agreement with the Adviser.

Purchase of Shares:	The Fund offers four classes of Shares on a continuous basis at the NAV per Share. The Fund’s four classes of Shares shall be designated as “Class A Shares,” “Class U Shares,” “Class S Shares” and “Class I Shares.” The Fund may also offer Shares to certain feeder vehicles created to hold the Fund’s Shares. The Fund may offer additional classes of Shares in the future.

The Fund’s Shares are offered to new and existing investors daily, as of the close of business on each Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. See “Purchase of Shares” for purchase instructions and additional information.

Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s subscription. No upfront sales load will be paid with respect to Class U Shares, Class S Shares or Class I Shares, however, if you buy Class U Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for such Shares. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.

Share Classes; Minimum Investment:	The Fund has received an exemptive order from the SEC that permits the Fund to offer multiple classes of shares. The Fund offers four classes of Shares designated as Class A, Class U, Class S and Class I Shares. Each class of Shares has differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the Distribution and Servicing Fee (as defined below) that each class may be charged. The Fund may offer additional classes of Shares in the future.

The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Class A, Class U and Class S Shares is $500 with minimum subsequent investments of $100. The minimum initial investment by a Shareholder for Class I Shares is $500,000 with minimum subsequent investments of $10,000. Subsequent purchases pursuant to the DRIP (as defined herein) are not subject to a minimum purchase amount. The minimum balance requirement is $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares. The Fund may also offer Shares to certain feeder vehicles created to hold the Fund’s Shares. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share of the applicable class.

The stated minimum investment and minimum balance requirement for all Shares may be reduced for certain investors and it is generally anticipated that for Class I Shares the Fund will waive the minimum initial investment and minimum balance requirement with respect to investments by employees, officers or Trustees of the Fund and the Adviser or its/their affiliates, as described under “Purchasing Shares.”

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited repurchase offers.

The Adviser reserves the right to waive or modify these requirements in its sole discretion. See “Purchase of Shares” for more information.

Plan of Distribution:	SEI Investments Distribution Co., serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Fund’s Shares being offered hereby will be primarily offered and distributed by the Distributor. The Distributor may earn (or pay to other financial intermediaries) a Distribution and Servicing Fee (as discussed below). This offering is being made on a “best efforts” basis.

No market currently exists for the Fund’s Shares. The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for its Shares. Neither the Adviser nor the Fund intends to make a market in the Fund’s Shares.

The Adviser and/or its affiliates may pay broker/dealers or other financial intermediaries for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, salespersons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Distributions:	In order to qualify for preferential tax treatment as a RIC under the Code, the Fund must, among other requirements, distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code) to Shareholders annually.

The Fund expects to make annual distributions to Shareholders in amounts sufficient to satisfy this requirement. See “Distributions.”

Dividend Reinvestment Plan:	The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by BNY Mellon Investment Servicing (US) Inc. Pursuant to the plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested in Shares of the Fund may terminate participation in the DRIP at any time by written instructions to that effect to the Fund or the shareholder’s financial intermediary. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRIP. Under the DRIP, the Fund’s Distributions to Shareholders are reinvested in full and fractional shares. See “Distributions — Dividend Reinvestment Plan.”

Board of Trustees:	The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Board members are Independent Trustees. See “Management of the Fund.”

U.S. Employee Benefit Plans and Arrangements:	Employee benefit plans and accounts, including those subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the “Benefit Plan Investors” (as defined below in “Certain ERISA Considerations”) (within the meaning of Section 3(42) of ERISA) plans investing in the Fund, for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, none of the Fund or the Advisers will be a fiduciary within the meaning of ERISA with respect to the assets of any “Benefit Plan Investor” that is a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund. See “Certain ERISA Considerations.”

Interval Fund Structure:	The Fund has been organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding).

Leverage:	The Fund may incur entity-level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. See “Risks—The Fund may be subject to leverage risk.”

Share Repurchases:	The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The Fund expects to make its initial repurchase offer following the second full quarter after the effective date of the Fund’s registration statement. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may submit their Shares for repurchase and the ability of Shareholders to withdraw or modify their repurchase request before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the “Repurchase Pricing Date.” The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-888-493-8631.

The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when, or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks — Repurchase Program Risks.”

The Fund intends to finance repurchase offers with cash on hand, cash from new subscriptions, or the liquidation of portfolio securities and may finance repurchase offers with cash raised through borrowings. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. See “Share Repurchase Program.”

Distribution and Servicing Fee:	Class A, Class U and Class S Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class A, Class U or Class S Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and Distribution and Servicing Fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class A Shares, Class U Shares and Class S Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class A, Class U and Class S Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class A Shares, Class U Shares and Class S Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85%, 0.75% and 0.15% respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee.

The Adviser, Subadviser, or their affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Converting Shares:	Investors eligible to purchase Class I Shares may convert Class A Shares, Class U Shares and Class S Shares to Class I Shares. Class A Shares, Class U Shares and Class S Shares will automatically convert into Class I Shares if the total sales charge would otherwise exceed the limits of Financial Industry Regulatory Authority (“FINRA”) Rule 2341. See “Share Repurchase Program.”

Summary of Tax Matters:	The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under the Code. During the period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders, the Fund must meet, among other requirements, certain source-of-income, asset diversification and annual distribution requirements. In particular, the Fund is required to distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss to Shareholders in each taxable year. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Summary of Taxation:	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually as a RIC under Subchapter M of the Code; the Fund currently expects that it will meet these requirements through its investment in the Fund. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification for tax treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet, among other requirements, certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. The Fund currently expects that it will meet these requirements. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

The Fund’s compliance with the diversification and income requirements will be based upon its share of the assets and income of the Fund, which will be including the Fund’s share of the assets and income of any entity classified as a partnership for U.S. federal income tax purposes in which the Fund holds an interest.

The Fund will be treated as receiving its proportionate share of each item of gross income earned by a partnership and the Fund must look through to the character of such items of gross income earned by the partnership, both for purposes of the tax treatment of specific investments made by such partnerships and in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Fund will need to closely monitor its investments in entities that are treated as partnerships in order to assure the Fund’s compliance with Subchapter M requirements.

Fiscal and Tax Year:	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on March 31.

Valuation:	The Board has the ultimate responsibility for the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Adviser’s valuation procedures. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process to the Adviser and the Adviser’s valuation committee, and has designated the Adviser as valuation designee to perform fair value determinations, pursuant to the valuation procedures, for Fund portfolio investments that do not have readily available market quotations. In carrying out these responsibilities, the Adviser is authorized to utilize, among others, independent third-party pricing services, independent third-party valuation services and broker-dealer valuations. Portfolio securities for which market quotations are readily available are valued at market value. The Fund calculates its NAV per Share once each business day. See “Determination of Net Asset Value” for more information.

Reports:	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV (or successor form) identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Independent Registered Public Accounting Firm:	PricewaterhouseCoopers LLP serves as the Fund’s Independent Registered Public Accounting Firm. See “Independent Registered Public Accounting Firm” below.

The Administrator:	Global X Management Company LLC (“Global X” or the “Administrator”) serves as the Fund’s Administrator. See “Management of the Fund” below.

The Sub-Administrator:	SEI Investments Global Funds Services (the “Sub-Administrator”) serves as the Fund’s Sub-Administrator. See “Management of the Fund” below.

The Custodian:	The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. See “Management of the Fund” below.

The Distributor:	SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s Distributor. See “Management of the Fund” below.

The Transfer Agent:	The Bank of New York Mellon (the “Transfer Agent”) serves as the Fund’s Transfer Agent. See “Management of the Fund” below.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table under “Annual Fund Operating Expenses” are estimated based on projected amounts for the Fund’s first full fiscal year of operations.

If you invest through a brokerage account, you may be required to pay commissions and/or other forms of compensation to a broker for transactions in the Shares, which are not reflected in the table or the Example below. Any costs associated with opening such an account are not reflected in the following table or the Example below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)	Class A Shares	Class U Shares	Class S Shares	Class I Shares
Maximum Sales Load (as a percentage of offering price)(1)	3.50%	None	None	None
Maximum Early Repurchase Fee (as a percentage of the repurchase amount)(2)	2.00%	2.00%	2.00%	2.00%

ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of projected average net assets attributable to Shares)	Class A Shares	Class U Shares	Class S Shares	Class I Shares
Management Fee(3)	2.25%	2.25%	2.25%	2.25%
Other Expenses(4)	6.82%	6.82%	6.82%	6.82%
Distribution and Servicing Fee(5)	0.85%	0.75%	0.15%	—
Acquired Fund Fees and Expenses (“AFFE”)(6)	1.14%	1.14%	1.14%	1.14%
Total Annual Fund Operating Expenses	11.06%	10.96%	10.36%	10.21%
Fee Waiver and/or Expenses Reimbursement(7)(8)	(7.96)%	(7.96)%	(7.96)%	(7.96)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.10%	3.00%	2.40%	2.25%

(1)	Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s subscription.No upfront sales load will be paid with respect to Class U Shares, Class S Shares or Class I Shares, however, if you buy Class U Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.50% cap on NAV for such Shares. Any such fees will be in addition to an investor’s investment in the Fund and not deducted therefrom. Financial intermediaries will not charge such fees on Class I Shares. Please consult your financial intermediary for additional information.

(2)	A 2.00% Early Repurchase Fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in—first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee will not apply to Shares acquired through dividend reinvestment, and the Fund may waive the Early Repurchase Fee in its sole discretion under certain circumstances: (i) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (ii) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (iii) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; and (iv) pursuant to an automatic non-discretionary rebalancing program. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.

(3)	The Fund pays the Adviser a fee, calculated and accrued daily, and payable monthly in arrears, at the annual rate of 2.25% of the average daily net assets of the Fund (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee, if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund.

(4)	The Other Expenses include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, transfer agent and custodian. The Other Expenses are based on estimated amounts for the Fund’s first full year of operations.

(5)	The Fund charges a Distribution and Servicing Fee pursuant to a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act. Class A Shares, Class U Shares and Class S Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.85%, 0.75% and 0.15% respectively, based on the aggregate net assets of the Fund attributable to such class and is payable on a quarterly basis. The Fund may use these fees, in respect of the relevant Class, to compensate the Fund’s Distributor and/or other qualified recipients for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed such Class of Shares. Class I Shares are not subject to the Distribution and Servicing Fee. See “Plan of Distribution.”

(6)	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other investment vehicles, including in shares of Private Funds, mutual funds, and ETFs. AFFE are based on estimated amounts for the Fund’s first full fiscal year of operations, which may change substantially over time, therefore, significantly affecting AFFE. Certain investment vehicles in which the Fund intends to invest, including Private Funds, generally charge a management fee of 0.07% to 1.50% based on committed capital, and approximately 10.00% to 20.00% of net profits as a carried interest allocation, which will effectively reduce the investment returns of the Private Funds. The AFFE shown in the expense table above reflects operating expenses of underlying vehicles (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses) after refunds, excluding any performance-based fees or allocations paid by the vehicle to its third-party sponsor manager solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in such vehicles.

(7)

The Fund may invest in one or more mutual funds and/or ETFs advised by the Adviser, the Investment Subadviser or their affiliates (“Affiliated Funds”). The Adviser has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net advisory fees it collects from the Affiliated Funds on the Fund’s investment in such Affiliated Funds.

(8)	The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser agrees to waive, absorb or reimburse all expenses incurred in the business of the Fund (each, a "Waiver"), including organizational and offering costs, but excluding (i) the Management Fee, (ii) distribution and/or servicing fees, (iii) sub-transfer agency, sub-accounting and shareholder servicing fees, (iv) dividend and interest expenses relating to short sales, (v) merger or reorganization expenses, (vi) shareholder meetings expenses, (vii) litigation expenses and (viii) extraordinary expenses. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement has a term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by the Adviser and a majority of the Trustees. The Expense Limitation and Reimbursement Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 Class A Shares investment, assuming a 5% annual return:	$65	$270	$450	$814
You would pay the following expenses on a $1,000 Class U Shares investment, assuming a 5% annual return:
	$30	$241	$427	$803
You would pay the following expenses on a $1,000 Class S Shares investment, assuming a 5% annual return:	$24	$226	$406	$779

You would pay the following expenses on a $1,000 Class I Shares investment, assuming a 5% annual return:	$23	$222	$401	$772

The Example above is based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the example. A greater rate of return than that used in the Example would increase the dollar amount of the asset-based fees paid by the Fund. The Example above excludes the Early Repurchase Fee that would apply if Shares were repurchased at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shareholders who tender for repurchase Shares that have been held less than one year after purchase, as of the time of repurchase, will be subject to an Early Repurchase Fee of 2.00% of the original purchase price.

For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses.”

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Shares have not previously been publicly offered. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

PLAN OF DISTRIBUTION

SEI Investments Distribution Co., with principal offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares.

The Distributor has no obligation to sell any specific quantity of Shares of the Fund. The Distributor will pay all of its costs and expenses (other than expenses and costs agreed to be payable by the Fund, as described in the Distribution Agreement, and other than expenses which one or more dealers may bear pursuant to any agreement with Distributor) incurred by it in connection with the performance of its distribution duties under the Distribution Agreement. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund. The Distributor is not affiliated with the Fund or the Advisers or any stock exchange.

DISTRIBUTIONS

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). During the period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level U.S. federal income tax on income that it distributes to Shareholders. To qualify and remain eligible for the special tax treatment accorded to RICs the Fund is required to distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss to Shareholders in each taxable year. Each Shareholder of the Fund is entitled to its share of the Fund’s distributions of investment company taxable income and net capital gain recognized on its investments. The Fund pays out substantially all of its net earnings to its Shareholders as “distributions.”

The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund Shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gain is distributed to Shareholders as “capital gain distributions.” Distributions from the Fund’s investment company taxable income, including net short-term capital gains, if any, are taxable to Shareholders as ordinary income. Properly-designated capital gain dividends Shareholder receives from the Fund are taxable as long-term capital gain.

Investment company taxable income, if any, and net capital gain, if any, are typically distributed to Shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a Shareholder’s investment in Shares.

Each year, you will receive an annual statement ((IRS Form 1099 or successor form) of your account activity to assist you in completing your U.S. federal, state and local income tax returns. Distributions declared in October, November or December to Shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

DISTRIBUTIONS AND SERVICING PLAN

The Fund has adopted a Distribution and Servicing Plan with respect to Classes A, U and S in compliance with Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan allows the Fund to pay Distribution and Servicing Fees for the sale and servicing of its Class A, Class U and Class S Shares. Under the Distribution and Servicing Plan, the Fund will be permitted to pay a distribution and servicing fee that will accrue at an annual rate equal to 0.85%, 0.75% and 0.15% for Class A Shares, Class U Shares and Class S Shares respectively, based on the aggregate net assets of the Fund attributable to such class (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. The Distribution and Servicing Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. The Distribution and Servicing Fee may qualify as a “service fee” under FINRA rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. Class I Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Servicing Plan is as follows:

Class	Distribution and Servicing Fee
Class A Shares	0.85%
Class U Shares	0.75%
Class S Shares	0.15%
Class I Shares	None

DIVIDEND REINVESTMENT PLAN

Pursuant to the dividend reinvestment plan established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions (net of any applicable withholding tax) automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment, but the Distribution and Servicing Fee will be charged where applicable. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund. The reinvestment of dividends and distributions pursuant to the DRIP will increase the Fund’s net assets on which the Management Fee is payable to the Adviser.

USE OF PROCEEDS

The Fund intends to use the net proceeds from the sale of its securities pursuant to this Prospectus to acquire investments in accordance with the Fund’s investment objective and strategies described in this Prospectus and other general corporate purposes, including funding Share repurchases. The Advisers are continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

The Fund currently anticipates being able to invest proceeds from the sale of its Shares within three months after the receipt of such proceeds, however, the Fund may be delayed up to an additional three months depending on the availability of appropriate investment opportunities consistent with the Fund’s investment objective, capital inflows into the Fund and market conditions. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments, principally investments in the Private Investment Sleeve, due to the nature of those investments. The marketplace for private company and venture capital investing has become increasingly competitive, and the Fund may encounter delays in locating suitable investment opportunities. Such delays may impact Shareholders’ investment returns. Until appropriate private company and venture capital investments can be found, the Fund intends to invest its assets in publicly traded securities, which may have returns that are lower than returns from private company and venture capital investments.

INVESTMENT STRATEGIES

To achieve its investment objective, the Fund will seek to invest primarily in private and public companies with exposure to emerging sectors with potential for accelerated growth (such sectors, the “Venture and Innovation Sectors”). Within the Venture and Innovation Sectors, the Investment Subadviser seeks to identify current and future category-leading companies with unique or disruptive product(s), demonstrated innovation and significant growth potential.

Venture and Innovation Sectors.

The Venture and Innovation Sectors in which the Investment Subadviser expects to focus investment, include, but are not limited to:

●	Artificial Intelligence Companies. Companies positioned to benefit from the development and utilization of artificial intelligence technologies in their products and services.

●	Autonomous and Electric Vehicle Companies. Companies positioned to benefit from the development and use of autonomous vehicle technology, electric vehicles (“EVs”), and EV components and materials. This includes companies involved in the development of autonomous vehicle software and hardware, as well as companies that produce EVs, EV components such as lithium batteries, and critical EV materials such as lithium and cobalt.

●	Blockchain and Digital Asset Companies. Companies positioned to benefit from the increased adoption of blockchain technology, including companies in digital asset mining, blockchain and digital asset transactions, blockchain applications, blockchain and digital asset hardware, tokenization, and blockchain and digital asset integration. The Fund will not invest directly or indirectly in digital assets, including digital securities.

●	Cloud Computing Companies. Companies positioned to benefit from the increased adoption of cloud computing technology, including companies whose principal business is in offering computing Software-as-a-Service (“SaaS”), Platform-as-a-Service (“PaaS”), Infrastructure-as-a-Service (“IaaS”), managed server storage space and data center real estate investment trusts, and/or cloud and edge computing infrastructure and hardware.

●	Cybersecurity Companies. Companies positioned to benefit from the development of technologies designed to protect against cyber threats and safeguard digital systems and data.

●	Data Center and Digital Infrastructure Companies. Companies positioned to benefit from data center operations, the digital infrastructure supporting expanding communication networks and the scale-out of artificial intelligence infrastructure.

●	Defense Technology Companies. Companies positioned to benefit from the development and utilization of advanced technologies for defense and national security applications, including artificial intelligence, autonomous systems, aerospace and cybersecurity.

●	FinTech Companies. Companies positioned to benefit from demand for technology-enabled financial products, services, and infrastructure.

●	Power and Energy Companies. Companies positioned to benefit from the demand for, and the development and utilization of new technologies associated with, energy generation, storage, transmission and related infrastructure.

●	Robotics Companies. Companies positioned to benefit from increased demand for the design, construction and operation of robotic systems and automation technologies.

●	Semiconductor and Quantum Computing Companies. Companies that are positioned to benefit from the growth and advancement of the artificial intelligence semiconductor and quantum computing ecosystems. This includes companies involved in the design and manufacturing of artificial intelligence-specific semiconductor chips; the development and production of artificial intelligence-focused computer systems and data center infrastructure; and the development and commercialization of quantum computing technologies.

●	Space Technology Companies. Companies positioned to benefit from the development and provision of space technology and infrastructure, as well as the use of space-based data and services.

●	Video Gaming Companies. Companies positioned to benefit from demand for digital interactive entertainment and related platforms.

Private Investment Sleeve. The Fund will invest, under normal circumstances, either directly or indirectly, primarily in domestic and foreign equity securities, including common stocks, preferred stocks, partnership interests and securities convertible into any of the foregoing, of private companies, that the Advisers believe are poised to experience high growth (collectively, “Venture Companies”). The Fund generally seeks to invest in primary offerings (direct investments in newly issued securities of Venture Companies) and secondary offerings (acquisitions of existing securities from current shareholders) of Venture Companies. The Advisers believe that the ability to invest in privately offered Venture Companies can offer the potential to capture more upside than investments in the securities of companies that are already publicly traded. The Investment Subadviser seeks to capture this value accretion, or what may be referred to as private-public valuation arbitrage, by investing in Venture Companies that it believes have high growth potential.

Although the Fund expects to primarily make direct investments in Venture Companies, the Fund may gain indirect exposure to Venture Companies by investing in Private Funds that invest primarily in Venture Companies. The Fund may make direct investments in Private Funds or may invest on a secondary basis from existing investors in such Private Funds or may invest during a recapitalization of an equity interest in an existing Private Fund.

The Investment Subadviser is stage agnostic, and the Fund expects to invest in early-, mid-, and late-stage Venture Companies. Early-stage Venture Companies are typically startups in their initial phases of development. They may have a minimal viable product, early market traction and are primarily focused on refining their business model and scaling operations. Medium-stage Venture Companies are more established, often with a proven business model, significant revenue growth and a focus on expanding market presence and operational capabilities. Late-stage Venture Companies are mature businesses, often nearing profitability or already profitable, with established market positions and typically preparing for an exit through an acquisition or an initial public offering.

The Investment Subadviser seeks to identify long-term investment opportunities and to hold such investments through a liquidity event, such as an initial public offering or a merger or acquisition transaction. Notwithstanding the foregoing, if the Investment Subadviser believes it to be in the best interest of the Fund, the Fund may (i) continue to hold securities of a Venture Company following a liquidity event until such time that the Investment Subadviser determines to sell the securities or (ii) sell such securities prior to the occurrence of a liquidity event. As such, as the result of a liquidity event, a Venture Company investment may become an Innovation Company investment (as defined herein).

In seeking to achieve its investment objective, the Fund may invest, without limit, in privately placed or restricted securities (including Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered and may not be subject to periodic reporting pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund may invest in equity securities of Venture Companies located in both developed and emerging markets.

The Fund, the Advisers and certain affiliates received an exemptive order from the SEC on June 17, 2025 that permits the Fund, among other things, to co-invest with other funds and accounts managed by the Advisers or their affiliates, subject to certain conditions. Certain types of negotiated co-investments alongside affiliates may be made only in accordance with the exemptive order from the SEC permitting the Fund to do so.

The Fund’s investments in Venture Companies, including through Private Funds, are collectively referred to as the Fund’s “Private Investment Sleeve.”

Innovation Companies. The Fund may invest, directly or indirectly, in publicly traded operating companies whose business models, revenues or enterprise value are materially driven by Venture and Innovation Sectors (collectively, “Innovation Companies”). The Fund may obtain exposure to Innovation Companies directly through investments in equity securities or indirectly through investments in affiliated or unaffiliated mutual funds, ETFs or other pooled investment vehicles. The Fund may invest in equity securities of Innovation Companies located in both developed and emerging markets, including through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and securities listed on local foreign exchanges, that the Fund determines to be liquid at the time of investment.

A portion of the Fund’s assets will be invested by the Investment Subadviser in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated ETFs and other listed securities (collectively, the “Liquid Investments”). The Fund’s investments in Liquid Investments may be used for liquidity purposes, cash management or other investment purposes. It is generally expected that the Fund’s direct and indirect investments in Innovation Companies will be Liquid Investments.

Market Opportunity.

Overview.

The Investment Subadviser believes that investment in the Venture and Innovation Sectors can offer investors a differentiated return profile relative to traditional public and private equity strategies, and may provide several potential advantages, including but not limited to the following:

•	Access to companies in the Venture and Innovation Sectors: Exposure across a broad range of sectors that the Investment Subadviser views as compelling sectors.

•	Exposure to high-quality companies: Opportunities to invest in current and future category-leading businesses that are often difficult to access, and at potentially advantageous entry points.

•	Flexibility in market dislocations: Ability to capitalize on unique opportunities that arise during periods of market disruption and to invest in companies with unique or disruptive product(s) and demonstrated innovation.

•	Potential return enhancements: Prospects for value creation through capital distributions and purchase-price discounts and a focus on companies with significant growth potential.

The Fund seeks to leverage the market position the Investment Subadviser has built over its 10 years of venture-capital investing experience and to capitalize on the unique characteristics of the venture capital ecosystem. The Investment Subadviser’s investment team focuses on identifying category-defining companies by prioritizing fundamentals, maintaining valuation discipline and deploying capital with patience and selectivity. The Investment Subadviser’s core strategic investment tenets include:

•	Venture Acumen, Private Equity Rigor: The Investment Subadviser’s approach blends venture insight with private equity discipline, applying rigorous underwriting to core business fundamentals, including growth quality, financial strength, unit economics, and durable competitive advantages rather than short-term momentum or narrative-driven investing.

•	Sustained, Competitive Moat: Informed by global playbooks and localized market insights — the Investment Subadviser systematically screens opportunities within the Venture and Innovation Sectors and prioritizes selective investments in companies with unique or disruptive product(s), structurally defensible business models, durable competitive advantages and sustainable moats that support long-term value creation.

•	Patience: The Investment Subadviser looks beyond short-term volatility and cyclical noise and prioritizes maintaining disciplined capital deployment and generally favors returning capital over compromising underwriting standards or forcing an investment decision. The Investment Subadviser invests with conviction, and underwrites opportunities to deliver capital gains over a mid-to long-term horizon, supported by clear growth catalysts and identifiable exit pathways.

•	Valuation Discipline: The Investment Subadviser underwrites to fundamentals, applies clear return thresholds and invests where entry valuation supports the target risk-adjusted returns and aligns with Fund strategy.

Due Diligence and Selection of Investments.

The Investment Subadviser employs a thorough and intensive diligence evaluation process that combines both quantitative and qualitative analyses, led by the investment team and ultimately approved by the Subadviser’s Investment Committee (the “Investment Committee”). The Investment Subadviser’s investment process is a structured, five-stage framework designed to ensure rigorous due diligence, disciplined investment decision-making, and alignment with the Fund's stated goals and risk profile. Each stage incorporates formal approval requirements, defined meeting cadences, and clear escalation protocols.

The process reflects Investment Subadviser’s core investment philosophy:

•	Global perspective with a dedicated U.S. venture and innovation focus

•	Collaborative, team-driven deal evaluation

•	Disciplined risk management embedded at each stage

•	Transparent governance with defined approval authorities

•	Alignment between portfolio construction and Fund mandate

The five stages are as follows:

Stage 1: Initial Screening

The Initial Screening stage serves as the first filter in the investment process. Its primary objective is to efficiently assess inbound and proactively sourced deal flow against the Fund's mandate before committing meaningful analytical resources. At this stage, the Investment Subadviser’s team conducts a structured assessment across several key dimensions:

●	Unique or disruptive products: Companies offering products or services that redefine existing categories or create entirely new ones.

●	Demonstrated innovation: Evidence of creative approaches, technological advancement, or novel applications that set the company apart from peers.

●	Significant growth potential: A clear trajectory toward scaling operations, expanding market share, and achieving long-term leadership within its sector.

Stage 2: New Deal Introduction

Once a prospective opportunity is identified, the deal team will structure a presentation of the investment opportunity to the broader investment team. This presentation focuses on deliberate discovery-oriented assessment, that tests the investment thesis, surfaces key questions and determines whether the opportunity warrants committing formal diligence resources.

Following the presentation, internal feedback is gathered, allowing deal team to conduct preliminary research, consult networks, and formulate considered views. A short feedback window ensures momentum is maintained while giving the team adequate time to develop substantive input.

The deal team is expected to present a structured assessment covering:

•	Business model: A clear articulation of what the target company does, how it generates revenue, and the core value proposition to its customers.

•	Industry competitiveness: Data backed assessment of the competitive landscape, including identifying who the direct and indirect competitors are, what the target company's differentiated positioning is, and whether the competitive moat is defensible over time.

•	Commercial viability: Evidence that the target company has demonstrated early traction, whether through revenue, customer growth, partnerships, or other meaningful indicators of market pull.

•	Key investment questions: The broader deal team is expected to challenge the potential deal through critical questions that diligence must resolve before the team can form conviction.

•	Preliminary risks: Known or anticipated risks will be identified, whether market, technology, regulatory, team, or financial .

Stage 3: Pre-Investment Committee (“Pre-IC”) Approval

The Pre-IC process represents the point at which the team's analytical work transforms into a formal investment recommendation. At this stage preliminary conviction is tested against structured diligence findings and the deal team must demonstrate sufficient depth of analysis to justify issuing a non-binding term sheet to the target company. During this stage, the deal team begins to form an evidenced-backed view on valuation. Pre-IC meetings are convened on an as-needed basis, scheduled when the deal team has completed sufficient diligence to present a credible investment case. The deal team is expected to present completed or substantially progressed work including:

•	Macro research and market analysis: A rigorous evaluation of the target company’s operating environment, including market size, growth trajectory, structural tailwinds, and macroeconomic factors influencing demand.

This extends well beyond the high-level commentary of Stage 2 and incorporates both primary and secondary research, including industry-expert conversations where relevant.

•	Financial and operating metrics review: A comprehensive assessment of the target company’s financial profile, such as revenue trends, gross margins, burn rate, cash runway, and unit economics. For growth-stage companies, cohort performance and retention metrics are analyzed to evaluate business-model durability. The team must determine whether the financial profile aligns with valuation expectations under discussion.

•	Data room diligence and reference calls: Full review of the target company’s data room materials, supplemented by structured reference calls with customers, channel partners, former employees, and industry experts. Insights from these calls—both supportive and cautionary—must be incorporated into and addressed within the investment thesis.

•	Growth potential and commercial rationale: A clear, evidence-based view of the target company’s path to scale, whether through geographic expansion, product extension, market penetration, or operational leverage. The team must articulate the commercial rationale for the investment: why this target company, in this market, at this moment.

Stage 4: Final Investment Committee (“Final IC”) Approval

Final IC represents the Fund's definitive investment decision at which the full weight of diligence, commercial judgment, and risk assessment is brought to bear and a formal commitment to invest is made or withheld. All outstanding questions from pre-IC must be resolved, all risks must be addressed, and the deal terms must be finalized before the Final IC convenes.

The deal team must have resolved all key questions raised at Pre-IC and must present a comprehensive, fully developed investment case:

•	Term sheet review: The Final IC evaluates the non-binding term sheet, ensuring deal structure satisfies Fund-specific requirements and terms adequately protect the Fund’s interests.

•	Pre-IC feedback resolution: All material questions, concerns, or conditions raised at the Pre-IC stage must be addressed with clear evidence or analysis.

•	Risk and mitigation matrix: A comprehensive risk assessment (market, competitive, execution, team, regulatory, financial) paired with credible mitigation strategies is required.

•	Exit and sensitivity analysis: Rigorous exit scenarios are modeled, with sensitivity testing on growth rate, exit multiple, and time to exit to validate return robustness.

•	Valuation and portfolio impact: Final valuation recommendations must be presented, along with analysis of how investment size and ownership stake fit within portfolio construction objectives.

Stage 5: Closing

Prior to formal closing, the deal team ensures that all legal and regulatory requirements are met, and that the Fund's capital is deployed in full compliance with its legal and operational framework. Financial due diligence and legal due diligence are key components of closing documentation and run in parallel. The overlapping diligence compresses the overall deal timeline, which is critical in competitive venture markets where speed to close can be a differentiating factor for a Fund seeking to win allocations in high-demand rounds.

Full clearance to close requires both legal clearance from external counsel and operational clearance from the Fund’s portfolio manager. This final operational gate ensures that the transaction is not merely legally valid but fully integrated into the Fund's operational and reporting infrastructure.

Additional Investment Policies.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Venture Companies and Innovation Companies. This 80% investment policy is a non-fundamental policy and may be changed by the Fund without a shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund may obtain exposure to Venture Companies and Innovation Companies either through direct investments in equity securities of such issuers or indirectly through investments in affiliated or unaffiliated ETFs, mutual funds or other pooled investment vehicles that provide exposure to such companies or emerging sectors, including, with respect to Venture Company investments, Private Funds. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Funds that the Fund reasonably expects to be called in the future, as qualifying venture investments for purposes of its 80% policy. The Fund determines whether an issuer qualifies as a Venture Company or Innovation Company based on information available at the time of investment.

The Fund will be concentrated (i.e., more than 25% of the value of the Fund’s assets) in securities of issuers having their principal business activities in groups of industries in the technology sector.

The Fund may pursue its investment objective by investing up to 25% of its total assets in wholly owned subsidiaries organized under the laws of the United States or the Cayman Islands (the “Subsidiaries”). The Subsidiaries may hold certain investments or interests in pass-through entities (including certain Private Funds) and may be used to facilitate the Fund’s investment strategy.

If the Fund uses one or more Subsidiaries to make investments they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries are wholly owned, they have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries are consolidated subsidiaries of the Fund and the Fund complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser and Investment Subadviser serve as investment adviser and investment subadviser, respectively, to the Fund and each Subsidiary. The Subsidiaries comply with the provisions relating to affiliated transactions and custody of the 1940 Act. The Bank of New York Mellon serves as the custodian to the Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

The Investment Subadviser’s portfolio construction approach is designed to maintain a relatively high level of exposure to Venture and Innovation Companies while still maintaining appropriate portfolio liquidity to manage Shareholder redemptions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such period, up to 100% of the Fund’s assets may be invested in short-term, high-quality fixed income securities, cash or cash equivalents. Temporary defensive positions may be initiated when the Investment Subadviser and/or the Adviser judges that market conditions make pursuing the Fund’s investment strategies inconsistent with the best interests of its Shareholders. When the Fund takes temporary defensive positions, it may not achieve its investment objective.

The Fund may invest in other strategies and implement other investment techniques to achieve its investment goals, which are not considered principal investment strategies. These strategies and techniques, and their attendant risks, are described in the Fund’s Statement of Additional Information.

Except as otherwise stated in this Prospectus or the Fund’s Statement of Additional Information, the investment objective, policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

TYPES OF INVESTMENTS AND RELATED RISKS

The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

General Considerations

Investors will have no right to participate in management of the Fund.

Investors will have no right or power to take part in the management or control of the Fund. Investors will not receive the detailed financial information that is available to the Adviser and Investment Subadviser with respect to the Fund’s investments. Accordingly, no person should purchase Shares in the Fund unless such person is willing to entrust all aspects of the Fund’s management to the Board, the Adviser and the Investment Subadviser.

There may be changes to the Fund’s investment objective, policies, and restrictions.

The investment objective of the Fund is non-fundamental and may be changed by the Board. Except as otherwise stated in this Prospectus or in the Fund’s Statement of Additional Information, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund generally intends to provide notice to Shareholders of any material change to the investment objective, policies and restrictions of the Fund. It is possible that Shareholders will not be able to exit the Fund before changes take effect.

Investment Risks

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective.

There can be no assurance that the Fund will achieve its investment objective. The Adviser’s or Investment Subadviser’s assessment of the short-term or long-term prospects of various companies may not prove accurate. No assurance can be given that any investment or trading strategy implemented by the Fund will be successful. Consequently, Shareholders may suffer a significant or complete loss of their invested capital in the Fund.

The success of the Fund’s investment program may be affected by general economic and market conditions.

The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Illiquidity of the securities held by the Fund could impair the Fund’s profitability or result in losses. There is a risk that policy changes by central governments and governmental agencies, including the U.S. Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets, and which could have a negative impact on the Fund.

The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Changes in trade negotiations may negatively impact the Fund.

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Investments in privately held companies are generally less liquid than investments in publicly held companies, and involve a number of significant risks.

The Fund invests in privately held companies. Investments in privately held companies are generally less liquid than investments in publicly held companies, and involve a number of significant risks, including the following:

●	these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment;

●	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on the portfolio company and, in turn, on the Fund;

●	there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act and other regulations that govern public companies, and the Fund may be unable to uncover all material information about these companies, which may prevent the Fund from making a fully informed investment decision and cause the Fund to lose money on its investments;

●	they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	the Fund’s executive officers, Trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Fund’s Venture Companies;

●	changes in laws and regulations, as well as interpretations of relevant laws and regulations, may adversely affect their business, financial structure or prospects; and

●	they may have difficulty accessing the capital markets to meet future capital needs.

Many of the securities that the Fund intends to hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities.

Although the Fund expects that some of its equity investments will trade on public or private secondary marketplaces, many of the securities the Fund holds will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some Venture Companies may trade on private secondary marketplaces, the Fund can provide no assurance that such a trading market will continue or remain active, or that the Fund will be able to sell its position in any portfolio company at the time it desires to do so and at the price it anticipates. The illiquidity of its investments, including those that are traded on private secondary marketplaces, will make it difficult for the Fund to sell such investments if the need arises. Also, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which it has previously recorded its investments. The Fund has no limitation on the portion of its portfolio that may be invested in illiquid securities, and a substantial portion or all of its portfolio may be invested in such illiquid securities from time-to-time.

Because the Fund focuses its investments in securities of companies in a particular industry or group of industries, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector.

Because the Fund focuses its investments in securities of companies in a particular industry or group of industries, the Fund’s performance will be particularly susceptible to adverse events impacting such industry or sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand; competition for resources; adverse labor relations; political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in a particular industry or sector. As a result, the value of the Fund’s investments may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries or sectors.

●	Risks Related to Investing in the Technology Sector: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Companies in the technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Technology companies tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, technology companies may have limited product lines, markets, financial resources or personnel.

There are risks related to investing in early-stage companies.

Early-stage private companies are typically startups in their initial phases of development. They may have a minimal viable product, early market traction, and are primarily focused on refining their business model and scaling operations. Early-stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

There are risks related to investing in medium- and late-stage companies.

Medium-stage private companies are more established, often with a proven business model, significant revenue growth, and are focused on expanding their market presence and operational capabilities. Late-stage companies are mature businesses, often nearing profitability or already profitable, with established market positions. They are typically preparing for an exit through an acquisition or an IPO. Medium- and late-stage companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

There are risks related to investing in Artificial Intelligence Companies.

Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Artificial Intelligence Companies typically engage in significant amounts of spending on research and development and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Artificial Intelligence Companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. Artificial Intelligence Companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of Artificial Intelligence Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries, or any country, government, and/or region-specific regulations or restrictions, could have a negative impact on Artificial Intelligence Companies.

There are risks related to investing in Autonomous and Electric Vehicle Companies.

Autonomous and EV Companies are companies that produce electric/hybrid vehicles, including cars, trucks, motorcycles/

scooters, buses, and electric rail, companies that produce electric/hybrid vehicle components, including electric drivetrains, lithium-ion and other types of electric batteries, and fuel cells as well as companies that produce the chemicals and raw materials (including but not limited to lithium and cobalt) that comprise these electric/hybrid vehicle components are eligible for inclusion, and companies that build autonomous vehicles and/or develop hardware and software that facilitates the development of autonomous vehicles, including sensors, mapping technology, artificial intelligence, advanced driver assistance systems, ride-share platforms, and network-connected services for transportation. Autonomous and EV Companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Autonomous and EV Companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Autonomous and EV Companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Additionally, Autonomous and EV Companies may be significantly affected by tax incentives, subsidies, and other governmental regulations and policies that could change due to geopolitical shifts and election outcomes. Autonomous and EV Companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of Autonomous and EV Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Autonomous and EV Companies.

There are risks related to investing in Blockchain and Digital Asset Companies.

Blockchain and Digital Asset Companies are companies that derive most of their revenues, operating income, or assets from digital asset mining, blockchain and digital asset transactions, blockchain applications, blockchain and digital asset hardware and blockchain and digital asset integration. Blockchain and Digital Asset Companies may be adversely impacted by government regulations, limited operating histories, or economic conditions. Blockchain and Digital Asset technology is new, and its uses are in many cases untested or unclear. Moreover, the trading prices of many digital assets, including bitcoin, have experienced extreme volatility in recent periods and may continue to do so. Extreme volatility may persist and the value of the Shares may significantly decline in the future without recovery. The digital asset markets may still be experiencing a bubble or may experience a bubble again in the future. Further, Blockchain companies typically face intense competition and potentially rapid product obsolescence. In addition, many Blockchain companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Access to a given blockchain may require a specific cryptographic key (in effect, a string of characters granting unique access to initiate transactions related to specific digital assets) or set of keys, the theft, loss, or destruction of which, either by accident or as a result of the efforts of a third party, could irrevocably impair a claim to the digital assets stored on that blockchain.

There are risks related to investing in Cloud Computing Companies.

Cloud Computing Companies are companies that are positioned to benefit from the increased adoption of cloud computing technology, including but not limited to companies whose principal business is in offering computing SaaS, PaaS, IaaS, managed server storage space, and/or cloud and edge computing infrastructure and hardware. Cloud Computing Companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. These companies may potentially also be threatened by artificial intelligence based competitive product offerings. In addition, many Cloud Computing Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. As a result, Cloud Computing Companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Cloud Computing Companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. Cloud Computing Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of Cloud Computing Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on Cloud Computing Companies. Cloud Computing Companies may participate in monopolistic practices that could make them subject to higher levels of regulatory scrutiny and/or potential break ups in the future, which could severely impact the viability of these companies

There are risks related to investing in Cybersecurity Companies.

Cybersecurity Companies are typically concentrated in the software and technology industries. The software and technology industries are challenged by various factors, including rapidly changing market conditions and/or participants, new competing products, services and/or improvements in existing products, and evolving global trade regulations and restrictions, privacy and other regulations and restrictions. Cybersecurity Companies may be particularly vulnerable to data and data privacy concerns and regulations, system failures, cybersecurity risks, and similar concerns. There can be no assurance that products or services sold by the Cybersecurity Companies will not be rendered obsolete or adversely affected by competing products and services (which risk is heightened when investing in technology or tech-enabled companies) or that the Cybersecurity Companies will not be adversely affected by other challenges including from the global macro environment. Cybersecurity Companies may be particularly vulnerable to market disruption from technological and market innovation and rapid technological innovation. Assessing the risks and opportunities associated with the software or technology industries or companies in these industries requires a high level of expertise. In the event that such Cybersecurity Companies are impacted as a whole or are impacted in similar ways, for example due to generally applicable regulations or restrictions, or market events, Cybersecurity Companies, and their ability to repay borrowings from the Fund, may be adversely impacted.

Cybersecurity Companies are generally subject to more volatile markets than companies in other industries. The technology industry can be significantly affected by intense competitive pricing pressures, changing global demand, research and development costs, the ability to attract and maintain skilled employees, component prices, short product cycles and rapid obsolescence of technology. Thus, the ultimate success of a Cybersecurity Company may depend on its ability to continually innovate in increasingly competitive markets. In addition, some Cybersecurity Companies may also be negatively affected by failure to obtain timely regulatory approvals, and may be subject to large capital expenditures. It is possible that certain Cybersecurity Companies will not be able to raise additional financing to meet capital-expenditure requirements or may be able to do so only at a price or on terms which are unfavorable to the Fund. These risks generate substantial volatility in the fair value of the securities of Cybersecurity Companies that are inherently difficult to predict and, accordingly, investments in the technology industry may lead to substantial losses.

In addition, companies in the software and technology sector may be subject to extensive regulation by foreign and U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of Cybersecurity Companies. In addition, changes in government priorities or limitations on government resources could also adversely impact such companies. It is not possible to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on Cybersecurity Companies and the Fund’s related investment returns. Furthermore, if a Cybersecurity Company were to fail to comply with applicable regulations, it could be subject to significant penalties and claims that could materially and adversely affect its operations. Furthermore, such companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

There are risks related to investing in Data Center and Digital Infrastructure Companies.

Data Center and Digital Infrastructure Companies are companies which own, operate, and/or develop data centers, and are companies that own and manage facilities that customers use to safely and efficiently store computer servers as well as companies that manufacture, design, and/or assemble the servers and/or other hardware often used in data centers and cellular towers, including data center servers, processors and data center switches. Data Center and Digital Infrastructure Companies are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which Data Center and Digital Infrastructure Companies are utilized and operated. Data Center and Digital Infrastructure Companies may be affected by unique supply and demand factors, such as changes in demand for communications infrastructure, consolidation of tower sites, and new technologies that may affect demand for data centers. Data Center and Digital Infrastructure Companies are particularly affected by changes in demand for wireless infrastructure and wireless connectivity. Such demand is affected by numerous factors including, but not limited to, consumer demand for wireless connectivity; availability or capacity of wireless infrastructure or associated land interests; location of wireless infrastructure; financial condition of customers; increased use of network sharing, roaming, joint development, or resale agreements by customers; mergers or consolidations by and among customers; governmental regulations, including local or state restrictions on the proliferation of wireless infrastructure; and technological changes, including those affecting the number or type of wireless infrastructure needed to provide wireless connectivity to a given geographic area or resulting in the obsolescence or decommissioning of certain existing wireless networks. Data Center and Digital Infrastructure Companies may be subject to external risks including, but not limited to, natural disasters and supplier outages. Certain geographical areas may be at higher risk for natural disasters, which can increase the likelihood of power surges and supplier outages. Natural disasters and supplier outages can lead to significant downtime, data loss, and associated expenses. Data Center and Digital Infrastructure Companies may be subject to internal risks including, but not limited to, water supply and climate risk and data security risk. Water damage or an imprecise climate may cause extensive damage to critical infrastructure if adequate systems aimed at water penetration and climate control are not installed. Data centers increasingly rely on the use of electronic data, which may make them more vulnerable to data security risk. Data centers are potential targets for cyberattacks, which may have a materially adverse impact on the performance of these companies. Data centers that do not implement more advanced access control and security monitoring in response to internal and external threats may be at greater risk of potential breaches or damage to data integrity.

There are risks related to investing in Defense Technology Companies.

Defense Technology Companies depend heavily on contracts with governments for a substantial portion of their business. Changes in a government’s priorities, or delays or reductions in spending could have a material adverse effect on such company’s business. Budget uncertainty, the potential for government shutdowns, the use of continuing resolutions, and the federal debt ceiling can adversely affect this industry and the funding for a Defense Technology Company’s programs. If appropriations are delayed or a government shutdown were to occur and continue for an extended period, a Defense Technology Company could be at risk of reduced orders, program cancellations and other disruptions and nonpayment. The U.S. Department of Defense’s changes in funding priorities also could reduce opportunities in existing programs and in future programs or initiatives where such company intends to compete and where it has made investments. Defense Technology Companies must comply with extensive laws and regulations relating to the award, administration and performance of government contracts. Government contract laws and regulations affect how these companies do business with its customers and impose certain risks and costs on its business. A violation of these laws and regulations could harm their reputation and result in the imposition of fines and penalties, the termination of contracts, suspension or debarment from bidding on or being awarded contracts and civil or criminal investigations or proceedings. Competition and changing procurement policies could adversely affect a Defense Technology Company’s business and financial results. This is a highly competitive industry and competitors may have more extensive or more specialized engineering, technical, marketing and servicing capabilities than Defense Technology Companies in which we invest. Competitors may develop new technologies, products or services that could replace such a Defense Technology Company’s current offerings. Additionally, if competitors can offer lower cost services and products, or provide services or products more quickly, at equivalent or in some cases even reduced capabilities, a Defense Technology Company may lose new business opportunities or contract recompetes, which could adversely affect its future results and therefore the Fund’s investments therein.

There are risks related to investing in FinTech Companies.

FinTech Companies may be adversely impacted by government regulations, economic conditions, and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech Companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech Companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech Companies tend to be more volatile than companies that do not rely heavily on technology, and those with significant alternative currency exposure may also be negatively impacted during high periods of volatility within the crypto markets. The customers and/or suppliers of FinTech Companies may be concentrated in a particular country, region, or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech Companies.

There are risks related to investing in Power and Energy Companies.

The Fund’s assets may include investments in Power and Energy Companies, including investments in certain utilities, infrastructures and technologies, thereby exposing the Fund to risks associated with this sector. The revenues derived from such investments are likely to be affected by the price of electricity derived from other fuel sources, which has been, and is likely to continue to be, volatile and subject to wide fluctuations in response to certain factors. Further, increases or decreases in the commodity supply or demand and resulting changes in pricing related to natural gas, natural gas liquids, crude oil, coal or other energy commodities, may have a significant impact on the assets focused on this sector. Advancements in renewable energy technologies, battery storage solutions, and smart grid infrastructure have the potential to disrupt traditional energy markets and introduce increased volatility in the pricing, supply, and demand of existing energy commodities. Additionally, the sector is highly regulated, both domestically and internationally, which can also have a material impact on the investments in this sector. Other factors that may adversely affect the value of securities of such companies include operational risks, challenges to exploration and production, competition, inability to make accretive acquisitions, significant accident or event that is not fully insured at a company, natural depletion of reserves, and other unforeseen natural disasters.

Power and Energy Companies are affected by worldwide energy prices and costs related to energy production. These investments may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These investments may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

The Fund’s investments in Power and Energy Companies may include exposure to utilities sector investments, thereby exposing the Fund to risks associated with this sector. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising. Other factors that may adversely affect the value of securities of companies in the utilities sector include interest rate changes, supply and demand fluctuations, technological developments, natural resources conservation, and changes in commodity prices, which may be caused by supply and demand fluctuations or other market forces.

Renewable Energy. An investment in the Fund is subject to certain risks associated with investing in renewable energy companies and renewable energy related assets in general, including: increasing competitive pressures within the energy industry, primarily as a result of consumer demands, technological advances, privatization and other factors; the burdens of ownership of renewable energy infrastructure; local, national and international economic conditions; the supply and demand for services from and access to renewable energy and related assets; the financial condition of users and suppliers of renewable energy assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of renewable energy assets difficult or impracticable; changes in laws, including environmental law, and regulations, and planning laws and other governmental rules; environmental claims arising in respect of renewable energy infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; uninsured casualties; underinsured or uninsurable losses, such as force majeure events and terrorist acts; and other factors which are beyond the reasonable control of the Fund. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of the investments to decline and negatively affecting returns. Investors in Power and Energy Companies, including renewable energy companies and related assets, may also find it increasingly difficult to negotiate long-term procurement or sales agreements with counterparties, which may affect their profitability and financial stability.

Technology Risks. There are a variety of technology risks in renewable power projects, including the risk of new technology failing to work reliably, as well as the risk that subsequent projects will be more efficient and place existing projects at a competitive disadvantage.

There are a variety of technology risks in offshore wind, especially in relation to floating offshore wind, which is a rapidly growing type of offshore wind technology that is still progressing towards commercialization. There are therefore risks that new technologies fail to work reliably, not being available for the entire forecast period for their intended use or not achieving or maintaining the predicted efficiency, as well as the risk that subsequent projects will be more efficient and place existing projects at a competitive disadvantage.

Pricing Risks. The revenues derived from investments in Power and Energy Companies and, in particular, renewable energy-focused companies are likely to be affected by the price of electricity derived from other fuel sources, which has been, and is likely to continue to be, volatile and subject to wide fluctuations in response to factors such as: (i) relatively minor changes in the supply of and demand for oil, gas or coal; (ii) market uncertainty; (iii) political conditions in international commodity producing regions; (iv) the extent of domestic production and importation of oil, gas or coal in certain relevant markets; (v) the level of consumer demand; (vi) weather conditions; (vii) the competitive position of oil, gas or coal as a source of energy as compared with other energy sources; (viii) the industrywide refining or processing capacity for oil, gas or coal; (ix) the effect of foreign federal, state and local regulations on the production transportation and sale of commodities; and (x) the amount and character of excess electric generating capacity in a market area. Market prices of these energy commodities may fluctuate materially depending on a variety of factors beyond the control of the Advisers or the Fund, including, without limitation, weather conditions, foreign and domestic supply and demand, force majeure events, changes in law, governmental regulations, prices and availability of alternative fuels and energy sources, international political conditions including those in the Middle East, actions of the Organization of Petroleum Exporting Countries (and other oil and natural gas-producing nations) and overall economic conditions.

Following construction, renewable energy investments and economics are principally influenced by the balance between operating and maintenance costs on the one hand and, on the other, the income from renewables subsidies (if any), power prices and the price of any applicable related green certificates. Power market prices are impacted by the balance of demand and supply, and can turn negative in periods of excess supply. The significant increase in the amount of intermittent renewable power generating capacity that is expected in the future may make power prices more volatile going forwards and may require further changes to the applicable rules and regulations applying to generating projects.

Renewable energy projects are long-term assets with long economic lives often exceeding 20 years. While sales contracts, power purchase agreements (“PPAs”) and feed-in tariffs, underpinning the forward sale of electricity and/or environmental credits, often provide for short-term fixing of the price of energy and/or environmental credits, a clean energy project will likely be required to sell electricity or environmental credits at then prevailing market prices and/ or seek new sales contracts with fixed price periods.

In making investment decisions, the Advisers will necessarily rely on market forecasts as to the forward price of electricity and environmental credits or equivalent instruments. There can be no assurance that such forecasts will be accurate and if the revenues are ultimately lower than projected, the returns on the investments will also be lower. In certain markets, electricity is also sold on spot markets which fluctuate constantly.

The Fund may make investments in projects and concessions with revenue exposure to power prices and the returns from renewable energy generation assets may be affected by changes in the market price for power, the costs of managing intermittency risks and changes in the availability and charges for connection to the electricity distribution and transmission systems in any markets in which the Fund has operating assets. The market price of electricity is volatile and is affected by a variety of factors. Whilst some of the Power and Energy Companies that we invest in may benefit from fixed price arrangements for a period of time, others may have revenue which is based on prevailing power prices.

Renewable Resource Assessment Risks. Renewable power technologies, especially wind, solar, hydro and landfill gas, require an assessment of the renewable resource. For example, in the case of wind, solar or hydro, if there is less wind, sun or available water than had been anticipated, a project may have a lower return than originally projected. Actual annual wind speed or solar irradiation may fluctuate resulting in lower-than-expected long-term average rates with a corresponding effect on the amount of electricity generated. Wind speeds that are significantly higher than expected could result in periods where the wind is too strong for the wind turbines to safely produce electricity which could result in reduced generation. There is also risk of weather cycles that are deficient in the type of weather conditions required to produce energy at the relevant renewable energy asset. Energy yield forecasts are to a large extent based on historical climate data and certain computer-based simulations/calculations. There is a risk that such forecasts prove inaccurate due to meteorological measurement errors, the reliability of the forecasting model or errors in the assumptions applied to the forecasting model. In particular, extreme weather conditions may lead to greater fluctuation from historically recorded data. In the case of landfill gas, the production of methane from a landfill site will decline over time. The amount of the decline and the length of the life of the field can be difficult to estimate. In addition to long-term resource levels, renewable resources, especially wind and hydro, and to a lesser extent solar, are subject to annual variations. There is a risk that a renewable power project will not generate sufficient cash to service its debt and/or achieve a return, and if a decline in resource levels occurs early in a project’s life, the impact on projected returns will be greater.

Wind Farms and Wind Power Risks. The availability and operating performance of the equipment used in connection with wind farms within the Fund’s portfolio, such as gear boxes, rotor blades, transformers, inter-array cables, transmission cable, foundations and sub-stations (both onshore and offshore), may impact returns therefrom. Some of that equipment is owned / maintained by the project and some is likely to be owned / maintained by third parties. A defect, serial defect or a mechanical failure in the equipment, or an accident which causes a decline in the operating performance of a wind turbine and the availability of such equipment, can directly impact upon the revenues and profitability of that wind farm. Should access to spare or replacement parts be restricted by their discontinued production, the planned operational lifetime of the wind turbines could be reduced. The impact on the Fund of any failure of or defect in the equipment used in the operation of wind farms within its portfolio should be reduced to the extent that the Fund has the benefit of any warranties or guarantees given by an equipment supplier.

Wind power production estimates are based on past wind measurements. Historical wind speeds may not be representative of future wind speeds. Seasonal and annual volatility may also adversely affect returns from wind power assets. Typically, wind farms have relied upon supportive legal and regulatory environments to remain competitive with thermal power suppliers, although this is changing in some markets. Any adverse change to the legal or regulatory environments in countries in which wind farm assets are situated may reduce returns from these assets. Similarly, returns from wind farm assets may be affected by changes in the basis of charging for electricity or the basis on which assets are charged for connection to the electricity distribution system in any markets in which such wind farm assets operate. Systemic faults in technology employed by wind farms may also negatively impact returns from those assets. Where wind farm projects are a more expensive means of electricity production than alternative generating technologies, they are likely to depend on supportive regulatory environments. Wind power assets are subject to risks related to regulatory changes in the countries in which they are situated, which may reduce the returns from these assets.

In particular, offshore wind assets are subject to energy regulation and require governmental licenses and approvals for their development, construction and operation as well as operating in highly regulated power markets, which are subject to periodic regulatory changes. The failure to obtain, maintain or comply with the approvals and permits relating to the investments, and the resulting inability to complete the projects, or be able to general power from them, in addition to the risk of additional costs, fines and penalties, could materially and adversely affect such Power and Energy Companies’ return from the assets. Offshore wind projects also require significant expenditure to develop, build and commission the projects before the assets begin to generate income, as well as on-going, long-term expenditure on operating and maintenance to enable projects to reliably generate expected levels of income.

Solar Power Risks. Like wind farms, solar power production estimates are based on past measurements. Historical radiation measurements may not be representative of future solar power production, including due to changes in environmental conditions, including cloud cover and pollution. Seasonal and annual volatility may also affect returns from solar power assets. Increasingly solar power projects are being developed without significant subsidies, and there is a risk that existing subsidies will be phased out in jurisdictions where they remain.

Further, although solar assets have few moving parts and operate, generally, over long periods with limited maintenance requirement, solar photo-voltaic (PV) power generation employs solar panels composed of a number of solar cells containing PV material. These panels are, over time, subject to degradation since they are exposed to the elements and carry and electric charge, and will age accordingly. In addition, solar radiation which produces solar electricity carries heat with it that may cause the components of a PV solar panel to become altered and less able to capture irradiation effectively. There is a risk of equipment failure due to wear and tear, design error or operator error with respect to each PV facility and this failure, among other things, could adversely affect returns from solar power assets.

Any adverse change to the legal or regulatory environments in countries in which a solar power asset is situated may reduce the returns from such assets.

There are risks related to investing in Robotics Companies.

Securities of Robotics Companies, especially smaller, start-up companies, tend to be more volatile than securities of companies that do not rely heavily on technology. Robotics Companies may rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by these companies to protect their proprietary rights will be adequate to prevent the misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.

Additionally, companies in the robotics industry that focus on humanoid robotics face challenges specific to the complex and unproven nature of the technology. Such operations often require a significant allocation of capital to design, test, and scale viable robotic solutions, and may not produce meaningful revenue during the life of the Fund. Even if technical progress is made, broader adoption of humanoid robotics could take longer than expected due to limited demand, workflow integration issues, or operational barriers. There is also the possibility that key technological breakthroughs may not occur during the life of the Fund, or that competing solutions will emerge that render current approaches obsolete before they reach meaningful scale.

Robotics Companies involved in artificial intelligence-driven humanoid robotics in particular may face regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. There is also the risk of trade agreements between countries that develop these technologies and countries in which customers of these technologies are based.

Lack of resolution or potential imposition of, or an increase in existing trade tariffs, may adversely affect such companies' ability to produce or integrate artificial intelligence-driven hardware and/or software, as applicable. Any adverse event affecting a particular country, region or industry to which a number of these companies are significantly exposed may have a negative impact on their performance, and ultimately on your shares.

There are risks related to investing in Semiconductor and Quantum Computing Companies.

Semiconductor and Quantum Computing Companies include artificial intelligence semiconductor companies, compute systems enablers and quantum computing technology companies or those companies which derive a majority of their income for the provision of such services. Semiconductor and Quantum Computing Companies are involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies involved in the semiconductors and semiconductor equipment industry face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Additionally, companies involved in developing artificial intelligence infrastructure and related products and hardware that rely heavily on technological advances are vulnerable to rapid changes in product cycles, rapid product obsolescence, supply chain disruptions, government regulation, and competition, both domestically and internationally. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business. Further, quantum computing is an emerging industry characterized by early-stage development. Semiconductor and Quantum Computing Companies in this industry may have limited operating histories, minimal revenues, and uncertain prospects for profitability. Valuations of Semiconductor and Quantum Computing Companies may be based more on speculative potential than on current financial performance, which can lead to elevated volatility and the risk of significant losses. In addition, quantum computing companies may be exposed to risk due to rapid technological change, intense competition, consumer demand, shifts in government funding, evolving regulatory frameworks, export control restrictions. Semiconductor and Quantum Computing Companies face increased risk from trade agreements between countries that develop these technologies and countries in which customers of these technologies are based. The success of such companies frequently depends on the ability to develop and produce competitive new semiconductor technologies. Companies in this industry frequently undertake substantial research and development expenses in order to remain competitive, and a failure to successfully demonstrate advanced functionality and performance can have a material impact on the company’s business.

There are risks related to investing in Space Technology Companies.

Space Technology Companies are subject to a wide range of unique and evolving risks. These companies often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Space Technology Companies typically engage in complex, capital-intensive research and development with long development cycles, and there is no assurance that such efforts will yield commercially viable or operationally effective products. Rapid technological change, including the adoption of artificial intelligence, autonomous systems, and advanced manufacturing techniques, can render existing offerings obsolete or noncompetitive. Space Technology Companies may also be dependent on a narrow set of suppliers or specialized components, introducing risks related to supply chain disruption, quality control, or geopolitical tensions.

In addition, many Space Technology Companies operate in sensitive areas involving national security, classified information, or dual-use technologies, making them subject to heightened cybersecurity threats, espionage risks, and compliance burdens under national security laws. The failure to adequately protect intellectual property or to comply with export and regulatory requirements may result in severe penalties, contract loss, or reputational harm. Space Technology Companies may also face increased scrutiny from regulators, investors, and the public, particularly in connection with the use of advanced technologies in military or surveillance applications.

Startups and emerging companies may have limited operating histories, constrained financial resources, and heightened reliance on key personnel or proprietary technology. As a result, they may experience significant volatility in valuation and performance, and the Fund’s investments in such companies could be subject to a high degree of risk, including the risk of total loss.

There are risks related to investing in Video Gaming Companies.

Video Gaming Companies operate in a highly competitive and rapidly evolving sector, facing risks from technological advancements and changing consumer preferences that could lead to product obsolescence and necessitate continuous investment. These companies are significantly exposed to cybersecurity risks due to their reliance on online platforms and storage of extensive user data, which raises concerns over data breaches and potential financial and reputational damages. Regulatory challenges also pose a risk, with varying international regulations affecting market access and content restrictions. The integration of digital assets and blockchain technologies introduces volatility and regulatory uncertainty, potentially impacting financial stability. Revenue concentration in hit titles and the project-based nature of game development can result in financial volatility, as success is heavily dependent on continuous hit releases and managing development costs. Moreover, expansion into new markets requires navigating cultural differences and intellectual property rights, which can impede growth. The sector’s sensitivity to consumer discretionary spending and its inherent volatility underscore the investment risks in Video Gaming Companies.

Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities.

Investment in the securities of foreign issuers involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, possible limits on repatriation of income and dividends of foreign issuers, restriction on repatriation of currencies, decreased market liquidity and political instability. Because many foreign securities markets may be limited in size, the prices of securities that trade in such markets may be influenced by large traders. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.

Certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government, other countries and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. “Follow-on” Investment Risk. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part the Fund’s equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of the Fund’s investment.

The Fund may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase the Fund’s participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities, or because the Fund is inhibited by compliance with the desire to qualify to maintain the Fund’s status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, the Fund may be unable to complete follow-on investments in its Venture Companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

ADRs and GDRs may be subject to some of the same risks as direct investments in foreign companies.

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.

Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries.

Investment in developed country issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in, among others, services sectors is likely to have a negative impact on economies of certain developed countries, although economies of individual developed countries can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism, and some geographic areas in which the Fund invests have experienced strained international relations due to territorial disputes, historical animosities, defense concerns and other security concerns. These situations may cause uncertainty in the financial markets in these countries or geographic areas and may adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses and may be underprepared for global health crises. For example, the rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets.

Investments in emerging markets may be subject to a greater risk of loss than investments in developed markets. Securities markets of emerging market countries are less liquid, subject to greater price volatility, have smaller market capitalizations, have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more developed countries, and there may be greater risk associated with the custody of securities in emerging markets. It may be difficult or impossible for the Fund to pursue claims against an emerging market issuer in the courts of an emerging market country. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders of emerging market companies may have limited legal rights and remedies. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging market economies’ exposure to specific industries, such as tourism, and lack of efficient or sufficient health care systems, could make these economies especially vulnerable to global crises, including but not limited to, pandemics such as the global COVID-19 pandemic. Certain emerging market countries may have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.

Developments in Artificial Intelligence Technologies may subject the Fund or companies in which it invests to additional risks.

Artificial intelligence, including machine learning technology and generative artificial intelligence, is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests. The Fund, the Advisers and other service providers, or the issuers of securities in which the Fund invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for the Fund, including, potentially, operational errors, cybersecurity vulnerabilities and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Advisers and the Fund. For instance, the Fund may also be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence by the Advisers may not deliver the benefits the Fund expects. The economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Fluctuations in foreign currency exchange rates may affect the value of the Fund’s investments in securities traded in foreign markets and held in foreign currencies.

Fluctuations in foreign currency exchange rates may affect the value of the Fund’s investments in securities traded in foreign markets and held in foreign currencies. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

Investments in other investment companies and other pooled investment vehicles are subject to market and selection risk.

If the Fund acquires shares of other investment companies and/or pooled investment vehicles, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such vehicles. Investment companies and pooled investment vehicles are exposed to operational risks related to internal processes, systems, and controls. Such vehicles may invest in securities that are illiquid or difficult to sell quickly without significantly impacting market prices. The performance of an investment company or other pooled investment vehicle is heavily influenced by the decisions made by its fund managers or investment advisors. The Fund’s investments in investment companies and other pooled investment vehicles subject it to the risks associated with direct ownership of the securities in which the underlying vehicles invest. In addition, the Fund, as a holder of securities issued by the underlying vehicle, will bear its pro rata portion of such vehicle's expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

The Fund's Liquid Investments are subject to additional risks.

The Fund's Liquid Investments are subject to the risks below.

●	ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed. Investment companies are subject to regulatory oversight by government agencies such as the SEC. ETFs are exposed to operational risks related to internal processes, systems, and controls. ETFs may invest in securities that are illiquid or difficult to sell quickly without significantly impacting market prices. The performance of an ETF is heavily influenced by the decisions made by its fund managers or investment advisors.

●	Debt Securities Risk: Investments in debt securities are generally affected by changes in prevailing interest rates and the creditworthiness of the issuer. Prices of debt securities fall when prevailing interest rates rise. The longer the average maturity or duration of the debt securities held by the Fund, the more sensitive it will likely be to interest-rate fluctuations. The Fund’s yield on investments in debt securities will fluctuate as the securities in the Fund are invested in securities with different interest rates. Investments in bonds are also subject to credit risk. Credit risk is the risk that an issuer of debt securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the debt securities in which the Fund invests. However, credit ratings are only the opinions of the rating agencies issuing them, do not purport to reflect the risk of fluctuations in market value and are not absolute guarantees as to the payment of interest and the repayment of principal.

●	U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Treasury obligations are subject to inflation risk, as the price of short-term U.S. Treasury obligations tends to fall during inflationary periods as investors seek higher yielding investments. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in U.S. Treasury obligations to decline. In addition, uncertainty in regard to the U.S. debt ceiling may increase the volatility in U.S. Treasury obligations and can heighten the potential for a credit rating downgrade, which could have an adverse effect on the value of the Fund’s U.S. Treasury obligations.

●	Short-Term Debt Instruments/Money Market Instruments Risk: The Fund may invest in short-term money market instruments / debt instruments with short maturities, which can result in relatively high turnover rates. The transaction costs incurred as a result of the purchase or sale of short-term money market instruments / debt instruments may also increase, which in turn may have a negative impact on the Fund.

Equity securities are subject to changes in value, and their values may be more volatile than other asset classes.

Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions and market trends. The value of the equity securities that the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of such securities participate or factors relating to specific companies in which the Fund invests. An unfavorable earnings report or a failure to make anticipated dividend payments by an issuer whose securities are held by the Fund may affect the value of the Fund’s investment. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

●	Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

●	Preferred Securities Risk: Preferred securities are contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred securities may be subject to more fluctuations in market value due to changes in market perceptions of the issuer’s ability to continue to pay dividends. If the Fund owns a preferred security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income. Preferred securities are subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred securities may also permit the issuer to convert preferred securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which preferred securities may be converted declines in value. Preferred securities may be less liquid than equity securities.

There are risks related to convertible securities.

The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security. Convertible securities tend to have a lower payout than securities that do not have a conversion feature. Convertible securities may also be issued based on a fixed conversion ratio or market price conversion ratio, and a market price conversion ratio may present risks to the company and holders of its common stock in the event of a price decline. The terms of these securities can be complex and challenging to understand, which can lead to disputes between founders and investors. A company can incur the risk of being over-levered if it issues too many convertible securities. There is risk that if the company is unable to raise additional funding, it may not be able to convert these securities into equity. In situations where the company raises additional funding at a higher valuation, investors may not be able to convert these securities at a discount, which could impact return on their investments.

As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund.

Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers.

Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in the Fund’s portfolio may cause the value of its securities to decline.

The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund.

The Fund is a new fund, with a limited operating history, which may result in additional risks for investors in the Fund. It may take up to a year for the Fund’s investments to fully reflect its investment strategy. Additionally, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. While Shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual Shareholders.

The Fund is subject to management risk.

The Fund is subject to management risk. In managing the Fund, the Adviser and the Investment Subadviser apply investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain Venture Companies will typically not be readily determinable.

The Fund will invest a significant portion of its assets in non-publicly traded securities. As a result, although the Fund expects that some of its equity investments may trade on public or private secondary marketplaces, a market value for its direct investments in certain Venture Companies will typically not be readily determinable. Under the 1940 Act, for the Fund’s investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, the Fund will value such securities at fair value as determined in good faith in accordance with the valuation procedures approved by the Board. While the Board retains ultimate authority as to the appropriate valuation of each such investment, the Board has appointed the Adviser as the Fund’s valuation designee to make fair value determinations. To assist with those determinations, the Adviser’s personnel will prepare Venture Company valuations using, where available, the most recent portfolio company financial statements and forecasts for consideration by the Adviser’s pricing committee. The Adviser utilizes the services of an independent pricing service, which prepares valuations for each of the Fund’s portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. The types of factors that the Fund takes into account with respect to the valuation of such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be readily available because it is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, the determinations of fair value for certain securities may differ materially from the values that would be assessed if a readily available market quotation for these securities existed. See “Determination of Net Asset Value.”

There are risks related to the Fund’s repurchase program.

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash, including new subscriptions, sales of portfolio securities or borrowings. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. To the extent the Fund generates gains in excess of losses when liquidating investments to satisfy repurchases, the Fund may need to distribute such gain to avoid incurring entity level tax.

Certain Shareholders, including the Adviser, the Investment Subadviser or their affiliates, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Moreover, one or more feeder vehicles may be formed to facilitate indirect investments in the Fund by certain investors. Requests by these investors to withdraw their interests in a feeder vehicle are expected to result in repurchase requests by the feeder vehicle of its Shares in the Fund and could contribute to an over-subscription of a particular repurchase offer. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed.

Although the Fund may utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful.

The use of leverage to purchase additional investments creates an opportunity for increased Shares dividends, but also creates special risks and considerations for Shareholders, including:

●	the likelihood of greater volatility of NAV, market price and dividend rate of common shares than a comparable fund without leverage;

●	the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

●	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

●	leverage may increase expenses (which will be borne entirely by Shareholders), which may reduce the Fund’s NAV and the total return to Shareholders.

Leveraging is a speculative technique and there are special risks and costs involved. When leverage is used, the net asset value of the Shares will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of leverage are borne by the Shareholders and result in a reduction of the NAV of the Shares.

Leverage creates risks for Shareholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to Shareholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser and/or the Investment Subadviser in their best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of preferred shares involves offering expenses and other costs and may limit the Fund’s ability to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per Share, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Risks of Investing in Private Assets

Less information may be available with respect to Venture Company investments and such investments offer limited liquidity.

Venture Companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Venture Companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render these companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Venture Companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. Venture Companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

Many Venture Companies may be highly leveraged, which may impair these companies’ ability to finance their future operations and capital needs and which may result in restrictive financial and operating covenants. As a result, these companies’ flexibility to respond to changing business and economic conditions may be limited. In addition, in the event that a company does not perform as anticipated or incurs unanticipated liabilities, high leverage will magnify the adverse effect on the value of the equity of the company and could result in substantial diminution in or the total loss of an equity investment in the company.

In addition, investments in Venture Companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. Direct investments in Venture Companies are more concentrated than investments in Private Funds and other pooled investment vehicles, which may hold multiple portfolio companies. There can be no assurance that the Fund will be able to realize the value of these investments in a timely manner.

The day-to-day operations of each Private Fund will be the responsibility of the Private Fund Managers.

The day-to-day operations of each Private Fund will be the responsibility of the Private Fund Managers. Although the Advisers will be responsible for monitoring the performance of each Private Fund, there can be no assurance that the existing management team, or any successor, will operate the company or fund, as the case may be, in accordance with the Fund’s plans or expectations. Additionally, funds and companies need to attract, retain, and develop executives and members of their management teams. The market for executive talent can be, notwithstanding general unemployment levels or developments within a particular industry, extremely competitive. There can be no assurance that the Private Funds will be able to attract, develop, integrate, and retain suitable members of their management teams and, as a result, the Fund may be adversely affected.

Competition for access to private equity investment opportunities is limited.

The activity of identifying, completing and realizing attractive secondary private equity investments is highly competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions. In particular, in light of changes in such conditions, including changes in long-term interest rates, certain types of investments may not be available to the Fund on terms that are as attractive as the terms on which opportunities were available to previous investment programs sponsored by the Advisers. The Fund will be competing for investments with many other private equity investors, including, without limitation, other investment partnerships and corporations, business development companies, sovereign wealth funds, domestic and international public pension plans, individuals, financial institutions and other investors investing directly or through affiliates. Some of these competitors may have more relevant experience, greater financial and other resources and more personnel than the Advisers and the Fund. Further, over the past several years, an increasing number of secondary private equity funds have been formed (and many such existing funds have grown substantially in size). Additional funds with similar objectives may be formed in the future by other unrelated parties. Additionally, there continues to be a significant amount of capital available for secondary investments.

Consequently, it is possible that competition for appropriate investment opportunities will increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which portfolio investments can be made. The Fund may incur bid, legal, due diligence and other costs on investments which may not be successful. Specifically, the Fund's direct investments in Venture Companies may be heavily negotiated and may create additional transaction costs for the Fund. As a result, the Fund may not recover all of its costs, which would adversely affect returns. Participation in auction transactions will also increase the pressure on the Fund with respect to pricing of the transaction. Investors will be dependent upon the judgment and ability of the Advisers in sourcing transactions and investing and managing the capital of the Fund.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Advisers and their affiliates; however, unregistered funds also managed by the Advisers and their affiliates are not prohibited from the same transactions. The 1940 Act also imposes significant limits on aggregated transactions with affiliates of the Fund.

The Advisers will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) except pursuant to an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Advisers, the Fund and certain affiliated entities advised by the Advisers have received an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain affiliated entities advised by the Advisers, where the Advisers negotiate certain terms of the private placement securities to be purchased (in addition to price-related terms). The conditions contained in the exemptive order limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. In addition, other conflicts may be present in a particular investment that may limit or restrict the Fund’s ability to participate, notwithstanding the exemptive order. The exemptive order does not apply to all investments or to all affiliates of the Advisers. As a result, the Fund may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Advisers not covered by the exemptive order participate. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

Pursuant to the requirements of the exemptive order, the Board, including the “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees, have approved the policies and procedures of the Fund that are reasonably designed to ensure compliance with the terms of the exemptive order and has reviewed the allocation policy and other co-investment policies of the Advisers. The exemptive order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the exemptive order. For example, in certain instances, the Fund’s ability to participate in such negotiated joint transactions alongside affiliated entities will require the “required majority” of the Fund’s independent trustees to reach certain conclusions in connection with such investments, including that (1) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching of the Fund or its shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Fund’s shareholders. The Advisers’ investment allocation policies and procedures can be revised by the Advisers at any time without notice to, or consent from, the shareholders.

The Fund is subject to the risks of its Private Funds.

The Fund’s investments in Private Funds are subject to a number of risks. Private Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Some of the Private Funds in which the Fund invests may have only limited operating histories. Although the Advisers will seek to receive detailed information from each Private Fund regarding its business strategy and any performance history, in most cases the Advisers will have little or no means of independently verifying this information. In addition, Private Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Private Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Private Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Private Fund’s investments are successful.

Private Fund interests are ordinarily valued based upon valuations provided by the Private Fund Manager, which may be received on a delayed basis. Certain securities in which the Private Funds invest may not have a readily ascertainable market price and are fair valued by the Private Fund Managers. A Private Fund Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Private Fund Manager’s compensation. The Advisers have procedures with respect to the assessment and review of the valuation procedures used by each Private Fund Manager and for reviewing the financial information provided by the Private Funds. However, neither the Advisers nor the Fund are able to confirm the accuracy of valuations provided by Private Fund Managers. Inaccurate valuations provided by Private Funds could materially adversely affect the value of Shares.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Private Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Private Fund Managers may create incentives for the Private Fund Managers to make risky investments, and may be payable by the Fund to a Private Fund Manager based on a Private Fund’s positive returns even if the Fund’s overall returns are negative.

Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Private Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a Shareholder in the Fund may be subject to higher operating expenses than if the Shareholder invested in the Private Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Private Funds, the returns to a Shareholder in the Fund will be lower than the returns to a direct investor in the Private Funds. Fees and expenses of the Fund and the Private Funds will generally be paid regardless of whether the Fund or Private Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Private Funds, although access to many Private Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Private Funds.

There is a risk that the Fund may be precluded from acquiring an interest in certain Private Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Private Funds. The Advisers also may refrain from including a Private Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. In addition, the SEC has adopted Rule 18f-4 under the 1940 Act, which, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to a Private Fund. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Private Funds than other clients of the Advisers.

If the Fund fails to satisfy capital calls to a Private Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Private Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Private Funds or otherwise impair the value of the Fund’s investments.

The governing documents of a Private Fund generally are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Private Fund prior to the end of its stated term. Early termination of a Private Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in a Private Fund, Shareholders will not themselves be equity holders of that Private Fund and will not be entitled to enforce any rights directly against the Private Fund or the Private Fund Manager or assert claims directly against any Private Funds, the Private Fund Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Private Funds that may be available to the Fund as an investor in the Private Funds. In addition, Private Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Private Funds, will not have the benefit of the protections afforded by the 1940 Act. Private Fund Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Private Funds managed by such Private Fund Managers, will not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Private Funds generally are not immediately invested. Instead, committed amounts are drawn down by Private Funds and invested over time, as underlying investments are identified—a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Private Fund’s drawdowns. During this period, investments made early in a Private Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Private Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Advisers as to when they can expect to no longer need to fund capital calls for a particular Private Fund. Accordingly, the Fund may make investments and commitments based, in part, on anticipated future capital calls and distributions from Private Funds. This may result in the Fund making commitments to Private Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to a Private Fund will increase. The Fund will maintain cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Advisers’ judgment, to satisfy capital calls from Private Funds. These unfunded commitments generally can be drawn at the discretion of the general partner of the Private Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in money market funds or other cash items, pending the calling of these unfunded commitments.

The Fund may seek to invest in a Private Fund’s non-voting securities and, together with interests held by other clients of Global X, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Private Fund and its affiliated persons. As a general matter, however, the Private Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Private Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Private Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Private Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

The Fund is subject to risks associated with Private Funds with less established sponsors.

The Fund may invest a portion of its assets in Private Funds of less established sponsors. Investments related to such sponsors may involve greater risks than are generally associated with investments with more established sponsors. Less established sponsors tend to have fewer resources, and therefore, are often more vulnerable to failure. Such sponsors also may have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, less mature sponsors could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any sponsor related to a Fund investment, the Fund may suffer a partial or total loss of capital invested in such investment. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other assets.

The Fund is subject to the risks associated with its Private Funds’ underlying investments.

The investments made by the Private Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Private Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

A Private Fund Manager may focus on a particular industry or sector, which may subject the Private Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Private Fund Manager may focus on a particular country or geographic region, which may subject the Private Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Private Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.

The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Private Fund may invest. The success of each investment made by a Private Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund is subject to risks associated with non-traditional secondary investments, joint investments and other investments.

The Fund may acquire equity positions in Venture Companies either directly or indirectly, by investing in Private Funds managed by Private Fund Managers, on a secondary basis from existing investors or involving a recapitalization (i.e., in continuation funds that acquire assets of a sponsor’s existing private fund) of an equity interest in an existing Private Fund. Such secondary investments will be made primarily through privately negotiated transactions with one or more existing investors.

The Fund may invest with third-parties and otherwise through Private Funds, structured transactions and similar arrangements, and may invest in other non-traditional secondary investments such as Private Fund recapitalizations (i.e., continuation funds that acquire assets of the sponsor’s existing private fund), as well as other assets. The Fund may also invest in the equity of a Venture Company in a secondary transaction. These investments may be designed to share risk in the underlying investments with third-parties or may involve the Fund taking on greater risk generally with an expected greater return or reducing risk with a corresponding reduction in control or in the expected rate of return. These arrangements may expose the Fund to additional risks, including risks associated with counterparties and risks associated with the lack of registered title to the underlying investments, private funds, holding vehicles or other investment vehicles, in addition to the normal risks associated with Venture Companies. In addition, such investment vehicles may make other investments with risk and return profiles that the Advisers determines to be similar to those of traditional secondary investments. These investments may be outside the core expertise of the Advisers and may involve different risks to those of traditional secondary investments.

The Fund is subject to risks associated with restrictions on transfers of secondary interests.

The secondary interests in which the Fund may invest are highly illiquid, long-term in nature and typically subject to significant restrictions on transfer, including a requirement for approval of the transfer by the general partner or the investment manager of the investment vehicle, and often rights of first refusal in favor of other investors. Completion of the transfer is often time-consuming and relatively difficult as compared to a transfer of other securities. Although the Advisers believe that the Fund will be viewed by the general partners or investment managers as an attractive investor, there can be no assurance that the Fund will be successful in closing on acquisitions of secondary interests, even in situations where it has signed a binding contract to acquire the investments. For example, a general partner or investment manager may expect a secondary buyer to commit on a primary basis to a new fund it is sponsoring as a condition to its consent to the secondary transfer, and the Fund may not be able or willing to close on such a “stapled secondary” transaction as a result of such condition. In addition, as part of the transfer of an interest in an investment vehicle, the Fund may assume the obligations of the seller as owner of the interest, including the obligation to return distributions previously received by the seller in respect of investments made by the vehicle prior to such transfer, including investments that are not owned by the vehicle at the time of such transfer. The Fund may or may not be indemnified by the seller against these obligations, but if the Fund is not so indemnified or if it is unable to recover on the indemnity, the Fund will suffer the economic loss.

The Fund is subject to risks associated with competition for secondary investments.

The activity of identifying and completing attractive investments for the Fund is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other secondary investment vehicles, as well as financial institutions and other investors. In recent years, an increasing number of secondary investment funds and other capital pools targeted for investment in the secondary sector have been formed, and additional capital may be directed at this sector in the future. Many of the Fund’s competitors may have greater resources or different return criteria than the Fund, and may have greater access to investment opportunities or may make greater use of leverage, any of which may afford them a competitive advantage over the Fund in terms of ability to complete investments. In addition, recent years have seen an increase in the sales of secondary portfolios conducted by a limited auction process, which generally increases competition from prospective buyers. There can be no assurance that the Fund will be able to identify and complete an adequate number of investments that satisfy its target return, or that it will be able to invest fully its committed capital.

The Fund is subject to risks associated with limitations in secondary investments.

Generally, the Fund will not be acquiring interests directly from the issuers thereof and will not have the opportunity to negotiate the terms of the interests being purchased or any special rights or privileges. The Fund may acquire interests in Venture Companies through privately negotiated transactions with existing investors. In some limited cases, the Fund may be presented with investment opportunities on an “all or nothing” basis. Certain of the Venture Companies in a prospective portfolio may be less attractive than others. In such cases, it may not be possible for the Fund to exclude from such purchases those investments which the Advisers considers (for commercial, tax, legal or other reasons) less attractive. The investment vehicles that the Advisers may consider for investment may have been formed or organized to meet the specific regulatory, tax or ERISA objectives of the original investors, which may not correspond to the objectives of the Fund. Accordingly, investment by the Fund may not be permitted, may be otherwise restricted or may be inefficient from a tax perspective to one or more categories of investors in the Fund. The Advisers may seek to structure any investment to address any applicable regulatory, tax or ERISA limitations, but may not be successful in doing so. As a result, different investors in the Fund may experience different risk profiles, amounts and timing of contributions and distributions and returns on their investment in the Fund. See also “Certain ERISA Considerations.”

The valuations of Private Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.

There is no established market for secondary private equity partnership interests or for the privately-held portfolio companies of private equity sponsors, and there are not likely to be any comparable companies for which public market valuations exist. In addition, under limited circumstances, the Advisers may not have access to all material information relevant to a valuation analysis. For example, sponsors are not generally obligated to update any valuations in connection with a transfer of interests on a secondary basis, and such valuations may not be indicative of current or ultimate realizable values. As a result, the valuation of Private Funds in which the Fund invests may be based on imperfect information and is subject to inherent uncertainties.

Regulatory Changes may adversely affect Private Funds.

Legal, tax and regulatory changes could occur that may adversely affect the Fund or its investments, including changes that could make the acquisition of interests in Private Funds in the private secondary market less attractive or make the Private Fund Managers less likely to consent to transfers. New and existing regulations and burdens of regulatory compliance may directly impact the results of, or otherwise have a material adverse effect on, the Private Funds in which the Fund invests.

The regulatory environment for Private Funds is evolving, and changes in the regulation of Private Funds may adversely affect the value of investments held by the Fund and the ability of the Fund to effectively employ its investment and trading strategies. Increased scrutiny and newly proposed legislation applicable to Private Funds and their sponsors may also impose significant administrative burdens on the Advisers and may divert time and attention from portfolio management activities. The effect of any future regulatory change on the Fund (due to its investments in Private Funds) could be substantial and adverse. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

Private Funds are subject to risks regarding regulatory approvals.

In addition to the risks regarding regulatory approvals, government counterparties or agencies may have the discretion to change or increase regulation of a Private Fund or its Venture Companies’ operations, or implement laws or regulations affecting such entity’s operations, separate from any contractual rights it may have. A Private Fund also could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on its Venture Company. Governments have considerable discretion in implementing regulations, including, for example, the possible imposition or increase of taxes on income earned by or from a fund or gains recognized by the Fund on its investment in such fund, that could impact a fund’s business as well as the Fund’s return on investment with respect to such fund.

In-kind distributions from Private Funds may not be liquid.

The Fund may receive in-kind distributions of securities from Private Funds. There can be no assurance that securities distributed in kind by Private Funds to the Fund will be readily marketable or saleable. The Fund may be required to, or the Advisers, in their sole investment discretion, may determine to, hold such securities for an indefinite period. Timing of sales is subject to position size considerations, market liquidity, and other factors considered in the sole investment discretion of the Advisers. The Fund may incur additional expense in connection with any disposition of such securities.

Venture Companies may require additional financings.

Certain of the Fund’s Venture Companies, either directly through SPVs or indirectly through Private Funds, especially those in a development or “platform” phase, may be expected to require additional financing to satisfy their working capital requirements or acquisition strategies. The amount of such additional financing needed will depend upon the maturity and objectives of the particular company. Each such round of financing (whether from the Fund, Private Fund or other investors) is typically intended to provide the company with enough capital to reach the next major corporate milestone. If the funds provided are not sufficient, the company may have to raise additional capital at a price unfavorable to the existing investors, including the Fund and a Private Fund. In addition, the Fund may make additional debt and equity investments or exercise warrants, options, or convertible securities that were acquired in the initial investment in such company in order to preserve the Fund’s proportionate ownership when a subsequent financing is planned, or to protect the Fund’s investment when such company’s performance does not meet expectations. The availability of capital is generally a function of capital market conditions that are beyond the control of the Fund, a Private Fund or any Venture Company. There can be no assurance that a Venture Company will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

The Fund is subject to risks from investing with other parties as part of non-controlling investments.

Third-party managers or sponsors of the Fund’s investments may have interests (including financial interests) which are inconsistent with those of the Fund and may be in a position to take or block actions in a manner adverse to the Fund’s interests. The Fund generally will have limited ability to negotiate the terms of an investment or direct the affairs of its investments, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments, but rather will be required to rely on the third-party sponsor or lead investor, as the case may be, to make such determinations, which may or may not be in the best interest of the Fund. The Fund will typically not have an active role in the management of its investments and will likely be relying on third-parties to make significant management decisions. There can be no assurance that such management teams will produce the expected results or that such management teams will remain with the sponsors. Furthermore, a portion of the Fund’s investments may consist of debt securities that do not have the control rights generally associated with equity securities. The Fund’s ability to withdraw from or transfer its investment in any Venture Company or other investment will typically be limited. As a result, the performance of the Fund will depend significantly on the managerial, investment and other decisions made by third-parties, which could have a material adverse effect on the returns achieved by investors in the Fund.

Furthermore, by virtue of its relationship with other investors in a particular investment, the Fund may be deemed to be part of a control group and may be exposed to potential liabilities of a controlling person with respect to such investment, including liabilities for environmental damages, product defects, unfunded pension liabilities, failures to supervise management and violations of governmental regulations.

The Fund is subject to risks associated with competition for investment opportunities.

The Fund competes for investments with other investment funds and institutional investors. Some of the Fund’s competitors are larger and may have greater financial and other resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than the Fund is able or willing to do. Furthermore, some of the Fund’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Fund as a closed-end fund. These factors may make it more difficult for the Fund to pursue attractive investment opportunities or achieve its investment objective.

The Fund is subject to risks associated with co-investment transactions.

The Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates (as well as affiliated persons of such affiliated persons) unless SEC relief is available. Among others, affiliated persons of the Fund may include other affiliated entities managed by the Adviser, Investment Subadviser or their affiliates. The 1940 Act prohibits certain “joint” transactions with the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness), without prior approval from the SEC or reliance on an applicable exemptive rule under the 1940 Act or other regulatory guidance. Even if the Fund were to be able to rely on such rule or guidance that would permit certain “joint” transactions, the conditions imposed by the SEC staff may preclude the Fund from transactions in which it would otherwise wish to engage. There can be no assurance that the 1940 Act prohibition on certain “joint” transactions or the conditions imposed under the SEC staff rules or guidance with respect to such transactions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. For example, in some instances, the Fund will not be permitted to co-invest in privately negotiated transactions in which a term other than price is negotiated.

In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of current or future joint transactions, the Adviser and Investment Subadviser may avoid allocating an investment opportunity to the Fund that it would otherwise allocate.

The Adviser, Investment Subadviser and the Fund have received an exemptive order from the SEC that expands the Fund’s ability to co-invest alongside the Investment Subadviser and its affiliated entities in Venture Companies. The SEC exemptive order contains certain conditions that may limit or restrict the Fund’s ability to participate in such investments, including, without limitation, in the event that the available capacity with respect to an investment is less than the aggregate recommended allocations to the Fund. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

Such co-investment transactions may present certain additional risks to the Fund and its Shareholders. Due to conflicts of interest inherent in such arrangements, the Fund may be prohibited from buying or selling certain securities that may otherwise constitute a desirable investment. The Investment Subadviser may face conflicts in allocating investment opportunities among the Fund and other participating accounts, which may not be resolved in the Fund’s favor, potentially resulting in the Fund investing in opportunities with a lower return profile or greater risk than those allocated to the co-investors. Additionally, the Fund may be exposed to higher operational and financial risks due to reliance on third parties, including the co-investor’s adherence to investment guidelines and the financial solvency of such co-investors. In addition, the Fund’s engagement in co-investment transactions may result in additional regulatory, tax, and legal complexities that could adversely affect the Fund’s performance and operational flexibility. The Fund’s returns may also be reduced by additional costs associated with such transactions. The Investment Subadviser seeks to mitigate these risks through due diligence and the implementation of procedures designed to mitigate the conflicts of interest between the Fund and the co-investors; however, no strategy can completely eliminate the risks associated with co-investment transactions.

The Fund is subject to operational risk.

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

Like other funds and business enterprises, the Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund, the Adviser, and the Investment Subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack.

The Fund is subject to risks associated with unlisted shares.

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

The Fund is subject to key personnel risk.

The Fund does not and will not have any internal management capacity or employees and depends on the experience, diligence, skill and network of business contacts of the investment professionals the Advisers currently employ, or may subsequently retain, to identify, evaluate, negotiate, structure, close, monitor and manage the Fund’s investments. In addition, the Fund cannot assure investors that the Advisers will remain the Fund’s investment advisers. The Fund may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations. This could have a material adverse effect on the Fund’s financial conditions, results of operations and cash flow.

The Fund is subject to risks associated with maintaining its status as a RIC.

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under the Code. As such, the Fund must satisfy, among other requirements, certain ongoing source-of-income, asset diversification, and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in Venture Companies and/or Innovation Companies that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining its compliance with the aforementioned ongoing requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level U.S. federal income tax on all of its taxable income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations—Taxation of the Fund—Failure to Qualify as a RIC.”

If, before the end of any quarter of its taxable year, the Fund believes that it may fail to meet the ongoing asset diversification requirements (as further described in “Material U.S. Federal Income Tax Considerations—Taxation of the Fund—Qualification as a RIC”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure—the disposition of non-diversified assets—may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions under the Code afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions.

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or an underlying entity) actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code (see “Material U.S. Federal Income Tax Considerations—Taxation of the Fund—Taxation as a RIC”). The Fund may have to sell some of its investments at times and/or at prices the Adviser would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level U.S. federal income tax on all of its taxable income.

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes), including a wholly-owned subsidiaries of the Fund organized under the laws of the Cayman Islands (“Cayman Subsidiary”) as described above under “Investment Strategies—General Investment Strategy,” and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify as a RIC.

General Considerations and Other Risks Related to the Fund

The Fund is subject to risks associated with having a limited influence over the operations of the companies in which it invests.

A significant portion of the Fund’s investments may represent minority stakes in privately held companies. As is the case with minority holdings in general, such minority stakes that the Fund may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. The Fund may also invest in companies for which the Fund has no right to appoint a director or otherwise exert significant influence.

In such cases, the Fund will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the Fund’s interests.

The Fund is subject to risks associated with its performance.

If a significant investment in one or more companies fails to perform as expected, the Fund’s financial results could be more negatively affected, and the magnitude of the loss could be more significant, than if the Fund had made smaller investments in more companies. The Fund’s financial results could be materially adversely affected if these Venture Companies or any of the Fund’s other significant Venture Companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

The Fund is subject to risks associated with the regular realization of events.

The Fund does not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of the Fund’s Venture Companies. The Fund expects that its holdings of equity securities may require several years to appreciate in value, and it can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that the Fund and its Shareholders could wait for an extended period of time before any appreciation or sale of the Fund’s investments, and any attendant distributions of gains, may be realized.

The Fund is subject to risks associated with the implementation of temporary defensive strategies.

When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

The Fund is subject to anti-takeover risks.

The Fund’s declaration of trust (the “Declaration of Trust”) and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

The Fund is subject to Cayman subsidiary tax risk.

The Fund may seek to gain exposure to certain investments and pass-through entities through investments in a Cayman Subsidiary. Applicable U.S. Treasury regulations generally treat the Fund’s income inclusion with respect to a Cayman Subsidiary as qualifying income for the purposes of the RIC 90% Gross Income Test (as defined under “Material U.S. Federal Income Tax Considerations—Taxation of the Fund—Qualification as a RIC”) either if (i) there is a distribution out of the earnings and profits of a Cayman Subsidiary that is attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies (see “Material U.S. Federal Income Tax Considerations—Nature of the Fund’s Investments—Non-U.S. Investments, Including PFICs and CFCs”). Under these regulations the Fund expects any required inclusions with respect to an investment in a Cayman Subsidiary to be qualifying income for the purposes of the 90% Gross Income Test; however, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments is not qualifying income, in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Cayman Subsidiary. If Cayman Islands law changes such that a Cayman Subsidiary must pay Cayman Islands taxes, Fund Shareholders would likely suffer decreased investment returns.

The Fund is subject to liquidity and other risks associated with closed-end interval funds.

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

The Fund is subject to distribution payment risk.

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

The Fund is subject to investment dilution risk.

The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Declaration of Trust authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.

The Fund is subject to risks associated with the Fund Distribution Policy.

The Fund intends to make annual distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Fund Shares. When a Shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Fund Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

The Fund is subject to risks associated with the shifting Geopolitical Climate.

U.S. and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, and will continue to lead to disruptions in local, regional, national, and global markets and economies. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran, triggering Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

The extent and duration of the ongoing conflicts, and the resulting measures that have been taken, and could be taken in the future, by NATO, the U.S., the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any sanctions and related market disruptions are impossible to predict, but could adversely affect the global economy and financial markets, particularly if current or new sanctions continue for an extended period of time, and could lead to instability, lack of liquidity in capital markets and price volatility. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that we, our portfolio companies, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

THE FUND

The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on September 21, 2023. The Fund has a limited operating history and commenced investment operations on June 17, 2025. The principal office of the Fund is located at 605 Third Avenue, 43rd Floor, New York, New York 10158 and its telephone number is 1-888-493-8631.

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. A description of the Fund’s principal investment strategies is disclosed below. See “Investment Strategies.”

LEVERAGE

The Fund may incur entity-level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing money in connection with its investment activities, to satisfy repurchase requests from Shareholders and to otherwise provide the Fund with liquidity. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Venture Companies and investment vehicles invested in Venture Companies, in which the Fund invests may also utilize leverage secured against its assets. If an operating entity were to default on a loan, the lender’s recourse would be to the assets of the operating entity and the lender would typically not have a claim to other assets of the Fund or its subsidiaries. Borrowings at the individual investment level are not subject to the Asset Coverage Requirement described below. Accordingly, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain assets and the volatility of the value of Shares may be great, especially during times of a “credit crunch” and/or general market turmoil. In general, the use of leverage by the Fund’s assets may increase the volatility of their values and of the value of the Shares.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness (less all liabilities and indebtedness not represented by 1940 Act leverage), including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one third the value of its total assets (including the indebtedness but excluding all liabilities and indebtedness not represented by 1940 Act leverage). The 1940 Act also requires that dividends may not be declared if this Asset Coverage Requirement is breached. The Fund’s borrowings will at all times be subject to the Asset Coverage Requirement.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the Asset Coverage Requirement if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred stock (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance. As of the date of this prospectus, the Fund had no Preferred Stock outstanding.

Borrowings (and any Preferred Stock) would have seniority over Shares. Any borrowings and Preferred Stock (if issued) leverage investments in Shares. Holders of Shares bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, holders of Shares bear the offering costs of the Preferred Stock issuance. The Board may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the holders of Shares.

The Fund might not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Advisers’ outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

MANAGEMENT OF THE FUND

The Board of Trustees

Pursuant to the Fund’s Declaration of Trust and Bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board currently consists of four members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust and are subject to election by Shareholders if required by the 1940 Act. The Trustees serving on the Board were elected by the initial Shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

The Adviser serves as the Fund’s investment adviser pursuant to the terms of the Advisory Agreement and subject to the oversight of, and any Fund policies established by, the Board. Pursuant to the Subadvisory Agreement, the Investment Subadviser manages the Fund’s investment portfolio and reports thereon to the Adviser and Fund’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance. After an initial two-year term, the Board will review on an annual basis the Advisory Agreement and Subadvisory Agreement to determine, among other things, whether the fees payable under the agreement are reasonable in light of the services provided.

The Adviser

Global X Management Company LLC, located at 605 Third Avenue, 43rd Floor, New York, New York 10158, serves as the investment adviser to the Fund, subject to the general oversight of the Board. The Adviser, a Delaware limited liability company, has been a registered investment adviser since 2008. Subject to the supervision of the Board of Trustees, the Adviser has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Adviser is also responsible for the oversight and evaluation of the Investment Subadviser. As of March 31, 2026, the Adviser provided investment advisory services for assets of approximately $87.3 billion.

The Fund has agreed to pay the Adviser as compensation under the Advisory Agreement a fee, calculated and accrued daily, and payable monthly in arrears, at the annual rate of 2.25% of the average daily value of the Fund’s net assets.

In addition to the Management Fee, the Fund bears other fees and expenses, which may vary and will affect the total expense ratio of the Fund, such as the Distribution and Servicing Fee, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses and extraordinary expenses and non-routine expenses (such as litigation and indemnification expenses). Those expenses are described below in “Fund Expenses.”

The Adviser has entered into the Expense Limitation and Reimbursement Agreement with the Fund, whereby the Adviser agreed to waive, absorb or reimburse all expenses incurred in the business of the Fund, including to waive organizational and offering costs, but excluding (i) the Management Fee, (ii) distribution and/or servicing fees, (iii) sub-transfer agency, sub-accounting and shareholder servicing fees, (iv) dividend and interest expenses relating to short sales, (v) merger or reorganization expenses, (vi) shareholder meetings expenses, (vii) litigation expenses and (viii) extraordinary expenses. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation and Reimbursement Agreement has a term ending one-year from the effective date of the registration statement, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees and the Adviser. The Expense Limitation and Reimbursement Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

The Investment Subadviser

Mirae Asset Global Investments (USA) LLC, located at 1212 Avenue of the Americas 10th Floor, New York, New York, 10036, will serve as the Investment Subadviser to the Fund and identify investment opportunities for the Fund under the Subadvisory Agreement. Mirae is a Delaware limited liability company and an affiliate of Global X. The Investment Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments, subject to the supervision of the Adviser. As of March 31, 2026, the Investment Subadviser provided investment advisory services for assets of approximately $6.3 billion.

The Adviser has entered into the Subadvisory Agreement with the Investment Subadviser. The Subadvisory Agreement provides that, in the absence of wilful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Subadviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. Pursuant to the Subadvisory Agreement, and in consideration of the subadvisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to a subadvisory fee paid monthly, in arrears, by the Adviser out of the Management Fee received from the Fund. The subadvisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.

Portfolio Manager

The Portfolio Manager who is currently responsible for the day-to-day management of the Fund’s portfolio investments is Thomas Park. Mr. Park serves as the portfolio manager of the Fund, a member of the Investment Committee, and the co-CEO of Mirae. Prior to joining Mirae Global in 2009, Mr. Park worked in the investment banking division of Goldman Sachs. Mr. Park currently sits on the board of several Mirae Global affiliates and Venture Companies. Mr. Park received his B.A. from The American University of Paris and an MBA from The University of Chicago Booth School of Business. The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of securities in the Fund.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Global X Management Company, Inc., a Delaware corporation and an affiliate of the Adviser, provided the initial capitalization of the Fund and owns 100% of the value of the outstanding interests in the Fund as of the date of this Prospectus. The address for Global X Management Company, Inc. is 605 Third Avenue, 43rd Floor, New York, New York 10158. For so long as Global X Management Company, Inc. has a greater than 25% interest in the Fund, it will be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is anticipated that once the Fund commences the public offering of Shares, Global X Management Company, Inc.’s control will be diluted until such time as it is no longer deemed a control person of the Fund. A control person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

The Administrator, The Sub-Administrator, The Transfer Agent and The Custodian

Global X Management Company LLC, located at 605 Third Avenue, 43rd Floor, New York, New York 10158, serves as the Fund’s administrator. Pursuant to an Administration Agreement and subject to the general supervision of the Board of Trustees, the Administrator provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs.

SEI Investments Global Funds Services (“SEI”), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as sub-administrator (the “Sub-Administrator”) to the Fund. As Sub-Administrator, SEI provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

The Bank of New York Mellon (the “Transfer Agent”) located at 240 Greenwich Street, New York, New York 10286. Under its transfer agency agreement with the Fund, the Transfer Agent has undertaken with the Fund to provide the following services: (i) perform and facilitate the performance of purchases and redemptions of aggregated blocks of Shares; (ii) prepare and transmit by means of Depository Trust Company’s book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Fund, as applicable; (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement; (iv) perform the customary services of a transfer agent and dividend disbursing agent; and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The Bank of New York Mellon (“Custodian”), located at 240 Greenwich Street, New York, New York 10286, serves as the custodian of the Fund’s portfolio securities and cash pursuant to a Custodian Agreement between the Fund and the Custodian. The Custodian may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies on behalf of the Fund.

CONFLICTS OF INTEREST

The Fund has received an exemptive order that allows one or more affiliated entities including the Fund, to participate in the same investment opportunities through a proposed co-investment program where such participation would otherwise be prohibited under Section 17(d) and the rules under the 1940 Act. The Adviser and Investment Subadviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other affiliated entities and/or accounts managed by the Adviser or Investment Subadviser, and in such circumstances the Adviser and/or Investment Subadviser will allocate such opportunities among the Fund and such other affiliated entities and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each affiliated entity, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser or Investment Subadviser in good faith.

Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other affiliated entities and/or accounts managed by the Adviser or Investment Subadviser, the allocation policy provides that allocations between the Fund and other affiliated entities and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s and Investment Subadviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated based on other factors, as deemed appropriate by the Advisers, including, without limitation whether the Fund, affiliated entities, and/or accounts already have sufficient exposure to the securities, issuer or market in question; the different liquidity positions and requirements of the Fund, affiliated entities, or participating accounts; tax considerations; regulatory considerations; the relative capitalization and cash availability of the participating affiliated entities or accounts; the relative risk and value-at-risk profiles of the participating affiliated entities or accounts; differing strategies; portfolio concentration considerations; informal diversification requirements; borrowing considerations; different historical and anticipated subscription and redemption patterns; minimum investment criteria; and/or investment time horizons. In addition, the Investment Committee will review allocations. Not all other affiliated entities and/or accounts managed by Investment Subadviser have the same fees and certain other affiliated entities and/or accounts managed by the Investment Subadviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another affiliated entity and/or account is more advantageous to the Investment Subadviser than the fee structure of the Fund, the Investment Subadviser could have an incentive to favor the affiliated entity and/or account over the Fund.

The Adviser’s and Investment Subadviser’s personnel will devote such time as shall be reasonably necessary to conduct the business affairs of the Fund in an appropriate manner. However, the Adviser’s and Investment Subadviser’s personnel who work on managing the Fund may also work on other projects, including the Adviser’s and Investment Subadviser’s other investment funds and accounts discussed herein and other vehicles permitted by the Advisory Agreement and Subadvisory Agreement.

The Adviser and Investment Subadviser and certain of their investment professionals and other principals may also carry on investment activities for their own accounts, for the accounts of family members, and for other accounts (collectively, with the other accounts advised by the Adviser, Investment Subadviser and their affiliates, “Other Accounts”). As a result of the foregoing, the Adviser and Investment Subadviser and the investment professionals who, on behalf of the Adviser and Investment Subadviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. There also may be circumstances under which the Adviser or Investment Subadviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Subadviser will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Subadviser do not intend to invest on behalf of the Fund, or vice versa.

The Fund may co-invest with third parties through joint venture entities or other entities, including investment funds sponsored by others. The co-investment commitment may be substantial. Such investments may involve risks not present in investments in which third parties are not involved, including the possibility that a joint venture partner of the Fund may experience financial, legal or regulatory difficulties; at any time have economic or business interests or goals which are inconsistent with those of the Fund; have a different view than the Fund as to the appropriate strategy for an investment or the disposition of an investment; or take action contrary to the Fund’s investment objective. Affiliates of the Adviser or Investment Subadviser may generate origination, commitment, syndication, capital or other structuring fees which will be solely for the benefit of such affiliates and not for the benefit of the Fund.

The Adviser, the Investment Subadviser or their affiliates may pay compensation out of profits derived from the Adviser’s Management Fee, the Investment Subadviser’s subadvisory fee, or other resources and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund Shares or the retention and/or servicing of Fund investors and Fund Shares (“Revenue Sharing”). These payments are in addition to any other fees described in the fee table or elsewhere in the Prospectus or SAI. Examples of “revenue sharing” payments include, but are not limited to, payments to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser, the Investment Subadviser or their affiliates access to the financial institution’s sales force; granting the Adviser, the Investment Subadviser or their affiliates access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by the Adviser or Investment Subadviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser, the Investment Subadviser or their affiliates, from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make Shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Adviser, the Investment Subadviser, other investment funds or Venture Companies or investment vehicles managed or sponsored by the Adviser or Investment Subadviser may: (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in another investment fund or a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries that act as selling agents for the Fund also may act as distributor for other investment funds in which the Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the placement fees described above. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, adviser, investment subadviser, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund through this offering, including with respect to fees and the right to receive information.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser or Investment Subadviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or another investment fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Investment Subadviser, or by the Adviser or Investment Subadviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

Valuation Matters

The fair value of all Private Investment Sleeve investments or of property received by the Fund in exchange for any of its Private Investment Sleeve investments will be determined by the Adviser. Accordingly, the carrying value of a Private Investment Sleeve investment may not reflect the price at which the Private Investment Sleeve investment could be sold in the market, and the difference between carrying value and the ultimate realized proceeds could be material. The valuation of Private Investment Sleeve investments can be expected to affect the amount of the Management Fee payable by the Fund. There can be situations in which the Adviser is potentially incentivized to influence or adjust the valuation of the Fund’s assets. For example, the Adviser could be incentivized to employ valuation methodologies that improve the Fund’s track record and increase the adjusted cost of investments used to determine the amount of Management Fees due. The Adviser has adopted valuation policies to address these potential conflicts.

FUND EXPENSES

The Adviser and Investment Subadviser bear all of their own costs incurred in providing investment advisory services to the Fund. The services of all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Advisers.

The Fund bears all other costs and expenses of its operations and transactions as set forth in its Advisory Agreement with the Adviser, including, but not limited to advisory fees; distribution fees; servicing fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, financing costs, lender expenses, investment banking costs, prime broker fees, registration fees and expenses, custodial expenses, bank service fees, transaction fees or charges and any other investment costs, fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith, including the Fund’s reasonable share of the costs, fees and expenses related to the organization or maintenance of any entity owned in whole or in part by the Fund and used to acquire, hold or dispose of any one or more of the Fund’s investments or otherwise facilitating the Fund’s investment activities (including, without limitation, any travel and accommodation expenses related to such entity and the salary and benefits of any personnel reasonably necessary and/or advisable for the maintenance and operation of such entity), or other overhead expenses in connection therewith; fees and expenses of custodians, administrators, transfer agents, financial intermediaries, registrars, independent pricing vendors or other agents; direct costs and expenses of administrative and accounting services for the operation of the Fund; acquisition or disposition fees; professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts; the Fund’s reasonable share of the costs and fees relating to the Fund, its actual and potential investments (including in connection with developing, negotiating, structuring, monitoring, custody, and, to the extent applicable, disposing of, such actual and potential investments), including expenses of consultants, investment bankers, attorneys, auditors, tax advisors, administrators, brokers, valuation firms, agents, financial advisors, accountants and other experts; fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs); costs and expenses of sending secure communications to Shareholders and the preparation of financial statements and tax reports; research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data); taxes and all expenses incurred in connection with any tax audit, investigation, settlement or review of the Fund or its business or activities; legal expenses (including in connection with investment activities); loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s Shares and servicing shareholder accounts; any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers; expenses of registering and qualifying the Fund’s Shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing, mailing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s Shareholders; costs of stationery; website costs; fees and expenses of Trustees not also serving in an officer capacity for the Fund or the Adviser; costs of meetings of the Board or any committee thereof, meetings of Shareholders and other meetings of the Fund (including without limitation travel, set-up, room and board, honorarium, dining and related expenses), whether individually or as a group; Board fees; expenses of dissolving the Fund and liquidating the Fund’s assets; all out-of-pocket costs and expenses, if any, incurred in connection with attending meetings related to the Fund’s portfolio investments; expenses incurred in connection with an investor’s actual or proposed transfer of its interest in the Fund or any feeder fund (including legal fees) that are not recouped from the assignor or assignee; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws and regulations, including compliance with the Sarbanes-Oxley Act of 2002; expenses incurred in connection with complying with provisions of the governing documents; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation, arbitration, mediation, or government investigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto; expenses of the administration of the Fund, including negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund’s transfer agent, Shareholder servicing agents, custodian and other independent contractors or agents; compliance, fund accounting, regulatory reporting, and tax reporting services; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business, including the Fund’s allocable portion of the cost of the Fund’s chief compliance officer, treasurer, secretary, investor relations personnel and their respective staffs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s Trustees, officers and/or employees or agents with respect to these actions, suits or proceedings.

The Private Funds and other pooled investment vehicles in which the Fund may invest bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, these vehicles pay asset-based fees to their managers and may pay performance-based fees or allocations, which effectively reduce the investment returns of such vehicles. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in these vehicles, the Fund bears a portion of the expenses and fees thereof. Such indirect fees and expenses are borne by the Fund.

The Fund’s fees and expenses decrease the net profits or increase the net losses of the Fund.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan with respect to Class A Shares, Class U Shares and Class S Shares that allows such shares to pay a Distribution and Servicing Fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of 0.85%, 0.75% and 0.15% for Class A Shares, Class U Shares and Class S Shares respectively, based on the aggregate net assets of the Fund attributable to such class. The Distribution and Servicing Plan provides that the Distribution and Servicing Fee on Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to the Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis over time they will increase the cost of an investment in the Shares of the Fund.

PURCHASE OF SHARES

Purchasing Shares

The Fund offers four classes of Shares on a continuous basis at the NAV per Share per applicable class. The four classes of Shares are designated as “Class A Shares,” “Class U Shares,” “Class S Shares” and “Class I Shares.” The Fund may offer additional classes of Shares in the future. The Fund and the Adviser has received exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; and (iii) impose class specific annual asset-based Distribution and Servicing Fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. Under the exemptive relief, the Fund and/or the Adviser is required to comply with certain regulations that would not otherwise apply.

The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Class A, Class U and Class S Shares is $500 with minimum subsequent investments of $100. The minimum initial investment by a Shareholder for Class I Shares is $500,000 with minimum subsequent investments of $10,000. Subsequent purchases pursuant to the DRIP are not subject to a minimum purchase amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share of the applicable class.

The Fund or Adviser may lower or waive the minimum initial investment for the Shares, including, without limitation, for certain categories of investors, at their discretion and it is generally anticipated that for Class I Shares the Fund will waive the minimum initial investment and minimum balance requirement with respect to investments by employees, officers or Trustees of the Fund and the Advisers or their affiliates. For instance, the Fund may permit a financial intermediary to waive the initial minimum per shareholder in the following situations: (i) broker dealers purchasing Shares for clients in broker-sponsored discretionary fee-based advisory programs, and (ii) financial intermediaries with clients of a registered investment advisor (RIA) purchasing Shares in fee-based advisory accounts with an aggregated initial investment across multiple clients which satisfies the required minimums. The Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if, as a result of repurchase or transfer requests by the Shareholder, the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

All Shares are sold at the net asset value per Share of the applicable class.

Initial and additional purchases of the Shares may be made on any Business Day. A “Business Day” means any day on which the New York Stock Exchange is open for business. Authorized financial institutions and intermediaries may purchase the Shares by placing orders with the Transfer Agent or the Fund’s authorized agent. Authorized financial institutions and intermediaries may also place orders by calling 1-888-493-8631. Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its Shareholders and could adversely affect the Fund or its operations.

The Fund calculates its NAV per Share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day’s NAV per Share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. Proper form means that the Fund was provided with a complete and signed account application, as well as sufficient purchase proceeds. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase the Shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the next determined NAV per Share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund’s procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Share Class Considerations

When selecting a Share class, you should consider the following:

●	which Share classes are available to you;

●	how much you intend to invest;

●	how long you expect to own the Shares; and

●	total costs and expenses associated with a particular class of Shares.

Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may charge different sales commissions, if applicable, as well as impose additional fees and charges. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Class A Shares

Class A Shares will be sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares. Class A Shares are subject to a Distribution and Servicing Fee at an annual rate of up to 0.85% of the average daily net assets of the Fund attributable to Class A Shares. For all accounts, Class A Shares require a minimum investment of $500 while subsequent investments may be made with at least $100. The Fund reserves the right to waive the investment minimum.

Class U Shares

Class U Shares will be sold at the prevailing NAV per Class U Share and are not subject to any upfront sales charge. Class U Shares are subject to a Distribution and Servicing Fee at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to Class U Shares. Class U Shares may only be available through certain financial intermediaries. Because the Class U Shares of the Fund are sold at the prevailing NAV per Class U Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Class U Shares require a minimum investment of $500 while subsequent investments may be made with at least $100. The Fund reserves the right to waive the investment minimum. No upfront sales load will be paid with respect to Class U Shares, however, if you buy Class U Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine.

Class S Shares

Class S Shares will be sold at the prevailing NAV per Class S Share and are not subject to any upfront sales charge. Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of up to 0.15% of the average daily net assets of the Fund attributable to Class S Shares. Class S Shares may only be available through certain financial intermediaries. Because the Class S Shares of the Fund are sold at the prevailing NAV per Class S Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Class S Shares require a minimum investment of $500 while subsequent investments may be made with at least $100. The Fund reserves the right to waive the investment minimum. No upfront sales load will be paid with respect to Class S Shares, however, if you buy Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine.

Class I Shares

Class I Shares will be sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge or Distribution and Servicing Fees. Class I Shares may only be available through certain financial intermediaries, however, if you buy Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine. Class I Shares require a minimum initial investment of $500,000 while subsequent investments may be made with at least $10,000. The Fund reserves the right to waive the investment minimum and it is generally anticipated that it will do so with respect to investments by employees, officers or Trustees of the Fund and the Adviser or its/their affiliates.

Because the Class I Shares of the Fund are sold at the prevailing NAV per Class I Share without an upfront sales charge, the entire amount of your purchase is available for investment immediately. However, for all accounts, Class I Shares require an initial minimum investment of $500,000 and a subsequent minimum investment of $10,000. The Fund reserves the right to waive the investment minimum. No upfront sales load will be paid with respect to Class I Shares.

Converting Shares

Investors eligible to purchase Class I Shares may convert Class A Shares, Class U Shares and Class S Shares to Class I Shares. Class A Shares, Class U Shares and Class S Shares will automatically convert into Class I Shares if the total sales charge would otherwise exceed the limits of FINRA Rule 2341. Class I Shares are not subject to any upfront sales charge. Class I Shares are not subject to a Distribution and Servicing Fee. For all accounts, Class I Shares require a minimum investment of $500,000. Investors in Class A Shares, Class U Shares and Class S Shares subscribing through a given financial intermediary may have Shares aggregated to meet this minimum, so long as denominations are not less than $500 and incremental contributions are not less than $100. Investors in Class I Shares subscribing through a given financial intermediary may have Shares aggregated to meet this minimum, so long as denominations are not less than $500,000 and incremental contributions are not less than $10,000. The Fund reserves the right to waive the investment minimum, as discussed above.

You can process your conversion by contacting your financial intermediary. You may also send conversion requests to the Transfer Agent by mail to Global X Management Company LLC at 240 Greenwich Street, New York, New York 10286.

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, Investment Subadviser or their affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by common shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser, Investment Subadviser or their affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The Fund may also pay fees to financial intermediaries outside of its Distribution and Servicing Plan for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents. Additionally, the Fund may pay a Distribution and Servicing Fee to a financial intermediary for providing ongoing services in respect of clients with whom it has distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

Transfers of Shares

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (or its delegate) (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board (or its delegate) that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor documentation in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board (or its delegate) generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than the Fund’s minimum account balance. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board (or its delegate), the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund may seek to obtain the following information for each person that opens a new account:

●	Name;

●	Date of Birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing);

●	Social Security number, taxpayer identification number, or other identifying information; and

●	U.S. citizenship or residency status.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you may be asked to supply the identity of the beneficial owners.

Federal law prohibits certain financial institutions from opening a new account on behalf of a natural person unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing any and all requested identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing Shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. Any such opening and closing of the Fund will be disclosed to investors via a supplement to this Prospectus.

DETERMINATION OF NET ASSET VALUE

The Fund calculates its NAV as of the regularly scheduled close of business of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for business. Any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that make a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers). The NAV of the Fund is calculated, on a class specific basis, by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding Shares, generally rounded to the nearest cent.

In calculating the Fund’s NAV, the Fund’s investments for which market quotations are readily available are valued at market value. A market valuation generally means a valuation (i) obtained from an exchange or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost, provided the amortized cost is approximately the value on current sale of the security. In the case of shares of funds (i.e., mutual funds, money market funds, and other such funds) that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund or Adviser may use various pricing services or discontinue the use of any pricing service.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, investments will be valued by using fair value pricing pursuant to pricing policy and procedures which have been approved by the Board of Trustees. The Board has designated the Adviser as the valuation designee (the “Valuation Designee”), subject to the oversight of the Board. As the Valuation Designee, the Adviser has established a valuation committee and adopted procedures and guidelines pursuant to which the Adviser determines the “fair value” of a security for which market quotations are not readily available or are determined to be not reflective of market value. Under these procedures, the “fair value” of a security generally will be the amount, determined by the Adviser in good faith, that the owner of such security might reasonably expect to receive upon its current sale. The valuation committee may also utilize a price obtained from a pricing service based on such pricing service’s valuation matrix as the fair value of a security. The valuation committee may also consider inputs from the Subadviser.

Due to the types of securities expected to be held in the Fund’s Private Investment Sleeve, such investments will generally not have a readily ascertainable market price. The Fund’s investments in the securities of Venture Companies may be based on recent transactions or the purchase price of such Venture Companies. Venture Company investments will be valued at purchase price initially but will be held at that price only so long as the Valuation Designee believes the purchase price would be the sale price of the security in an orderly transaction between market participants as determined in accordance with requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). The Fund does not typically receive capital account statements with respect to its investments in the equity of Venture Companies. Venture Companies, however, do provide the Adviser with regular reporting, including financial statements, pro forma budgets and general company updates.

In fair valuing securities of Venture Companies, the Adviser may take into account various factors, as relevant, as provided for in the valuation policy, which may include: (i) market comparable statistics and public trading multiples; (ii) transaction activity; (iii) pending sales and potential exit transactions; (iv) discounted cash flow analysis; (v) cost; (vi) valuations provided in connection with recent funding rounds or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may also utilize independent third-party valuations.

Investments in Private Funds are generally valued based on the latest net asset value reported by the associated Private Fund Manager as a practical expedient, in accordance with ASC 820. Generally, the valuation of interests in Private Funds are valued based on the valuation information provided by the Private Fund Manager. Private Fund Managers provide estimated net asset values or other valuation information on a periodic basis (typically, quarterly) and the information will typically be as of a date that is several months old by the time the Fund strikes its net asset value. For this reason, the Fund may apply one or more adjustments to the valuations received, which may include adjustments for cash flows received from or delivered to the Private Fund after the reference date of the most recently reported net asset value. In addition, the Adviser may apply other adjustments to reflect estimated change in the fair value of the Private Fund investments as compared to the date of the last reported net asset value from the Private Fund Manager, including adjustments to reflect changes to the underlying Venture Company, general market changes, changes to the composition of the Private Fund’s holdings, and such other adjustments as the Adviser deems appropriate. There can be no assurance that these adjustments will improve the accuracy of these valuations.

Notwithstanding the above, Private Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Adviser, valuation committee or the Board will be able to independently confirm the accuracy of valuations provided by the Private Fund Managers (which are generally unaudited).

In addition, the Adviser may periodically conduct a due diligence review of the valuation methodology used by each Private Fund. In reviewing the underlying financial statements and capital account balances, the Adviser shall consider if the net asset value, as reported by the Private Fund, is calculated in a manner consistent with the measurement principles of ASC and the requirements of generally accepted accounting principles in the United States (“U.S. GAAP”), the currency in which the Private Fund is denominated, and other information deemed appropriate. If the Adviser shall in good faith determine that a manager is not reporting fair value consistent with U.S. GAAP, the Adviser shall use best efforts to undertake its own valuation analysis using fair value principles as set forth in ASC 820 in accordance with U.S. GAAP, to determine the appropriate fair value. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate, the Adviser will make a fair value determination in accordance with the valuation policy.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Prospective investors should be aware that fair value pricing procedures are designed to result in prices for the Fund’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end investment company, and therefore no Shareholder will have the right to require the Fund to redeem its Shares. The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares.

The timeline below summarizes the key dates in the repurchase process:

(21 to 42 days)	(No more than 14 days)	(No more than 7 days)
Shareholder Notification	Repurchase Request Deadline	Repurchase Pricing Date (determine NAV at which Shares will be repurchased)	Repurchase Payment Deadline

The Fund expects to make its initial repurchase offer following the second full quarter after the effective date of the Fund’s registration statement. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (“Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Repurchase Offer Notice sets forth, among other items, information about the procedures by which Shareholders may tender their shares and the right of Shareholders to withdraw or modify their tenders before the Repurchase Request Deadline. The Fund will determine the NAV applicable to repurchases on the Repurchase Pricing Date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven calendar days after such Date. The Fund’s NAV per Share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. During the period an offer to repurchase is open, Shareholders may obtain the current NAV per Share by calling 1-888-493-8631.

Shareholders that hold Shares through a financial intermediary will need to ask their financial intermediary to submit their repurchase requests and tender shares on their behalf. The Repurchase Request Deadline will be strictly observed. If a Shareholder’s repurchase request is not submitted to the Fund’s transfer agent in properly completed form by the Repurchase Request Deadline, the Shareholder will be unable to sell his or her shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted. If a Shareholder’s financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”) will submit his or her repurchase request, the Shareholder should submit his or her request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund. If a Shareholder’s Authorized Intermediary is unable or fails to submit the Shareholder’s request to the Fund in a timely manner, or if the Shareholder fails to submit his or her request to the Shareholder’s Authorized Intermediary, the Shareholder will be unable to sell his or her Shares to the Fund until a subsequent repurchase offer, and the Shareholder’s request for that offer must be resubmitted.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum account balance, in accordance with applicable federal securities laws, including the 1940 Act and the rules and regulations thereunder.

The Fund intends to finance repurchase offers with cash on hand, cash from new subscriptions, or the liquidation of portfolio securities and may finance repurchase offers with cash raised through borrowings. If the Fund is required to sell its more liquid, higher quality portfolio securities to purchase Shares that are tendered, remaining common Shareholders will be subject to increased risk and increased Fund expenses as a percentage of net assets.

Shareholders who tender for repurchase Shares such that they will have been held less than one year after purchase, as of the time of repurchase, will be subject to an Early Repurchase Fee of 2.00% of the original purchase price. The Fund or its designee may waive the imposition of the Early Repurchase Fee in the following situations: (i) Shareholder death, (ii) Shareholder disability, (iii) with respect to repurchase requests submitted by discretionary model portfolio management programs (and similar arrangements); (iv) with respect to repurchase requests from feeder funds (or similar vehicles) primarily created to hold Shares, which are offered to non-U.S. persons, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; (v) pursuant to an asset allocation program, wrap fee program or other investment program offered by a financial institution where investment decisions are made on a discretionary basis by investment professionals; or (vi) pursuant to an automatic non-discretionary rebalancing program. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all Shareholders regardless of Share class. Any such waiver does not imply that the Early Repurchase Fee will be waived at any time in the future or that such Early Repurchase Fee will be waived for any other Shareholder. Shares acquired through the Fund’s DRIP, reinvestment of dividends or capital gain distributions are not subject to an Early Repurchase Fee.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares. Such minimum ownership requirement may be waived by the Fund, in its sole discretion and it is generally anticipated that for Class I Shares the Fund will waive the minimum ownership requirement with respect to investments by employees, officers or Trustees of the Fund and the Adviser or its/their affiliates. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares following such Share repurchase.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, determine to increase the amount repurchased by up to 2.00% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender more than the repurchase offer amount plus 2.00% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Repurchase Price

The repurchase price of the shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-888-493-8631 to learn the NAV. The Repurchase Offer Notice also will provide information concerning the NAV, such as the NAV as of a recent date and information regarding how Shareholders may ascertain the NAV after of the Fund.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the repurchase payment deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the Shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a Shareholder.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act (“DSTA“), as amended, and on the Fund’s Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this Prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, no par value per share. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended, and therefore generally will not be personally liable for the Fund’s debts or obligations.

The Fund was organized as a Delaware statutory trust on September 21, 2023. The Fund currently offers four classes of Shares on a continuous basis: Class A Shares, Class U Shares, Class S Shares, and Class I Shares. The Fund has received exemptive relief from the SEC that permits the Fund to issue multiple classes of Shares with different asset-based Distribution and Servicing Fees and early withdrawal fees, as applicable. An investment in any class of Shares of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each class of Shares are expected to be different. The estimated fees and expenses for each class of Shares are set forth in “Summary of Fund Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current net asset value, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s Shareholders.

The following table sets forth information about the Fund’s outstanding Shares as of May 31, 2026:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Amount Held by the Fund or for its Account
Class A Shares	Unlimited	None	0
Class U Shares	Unlimited	None	0
Class S Shares	Unlimited	None	0
Class I Shares	Unlimited	None	2,500,000

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees, officers or employees of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee, officer or employees of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee, officer or employees of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee, officer or employee for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees, officers and employees prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that there shall initially be one Trustee, and the initial Trustee or the Trustees then in office may from time to time establish the number of Trustees and appoint persons to fill any vacancies; provided that the Trustees shall not reduce the number of Trustees to fewer than the number of Trustees then in office. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a Shareholders’ meeting for the election of Trustees.

As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of a determination of incompetence by a court of appropriate jurisdiction, the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds (2/3) of the remaining Trustees or at a meeting by action of at least two-thirds (2/3) of the remaining Trustees. Whenever there are fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided in the Declaration of Trust to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Set forth below is a discussion of certain material U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to the Fund or its Shareholders. This discussion is limited to Shareholders that hold Shares as capital assets (within the meaning of the Code) and does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation, tax-exempt organizations, banks and other financial institutions, insurance companies, partnerships and other pass-through entities, real estate investment trusts, RICs, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar, individuals who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations, passive foreign investment companies, Shareholders that hold Shares in connection with the conduct of a trade or business in the United States, and Shareholders that hold Shares as part of a straddle, hedging or conversion transaction. This discussion does not discuss any aspects of the U.S. federal estate or gift tax, the U.S. federal alternative minimum tax or any aspects of state, local or non-U.S. tax, nor does it discuss any tax consequences to persons required to accelerate the recognition of any item of gross income with respect to Shares as a result of such income being recognized on an applicable financial statement, and does not address owners of a Shareholder. This discussion is based upon present provisions of the Code, the U.S. Treasury regulations promulgated thereunder, judicial decisions and administrative rulings, all of which are subject to change, or differing interpretations (possibly with retroactive effect). The Fund has not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of Shares that is:

●	an individual who is a citizen or resident of the United States;

●	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	a trust, if (i) it is subject to the primary supervision of a court in the United States and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (ii) it has made a valid election under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder and not a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of Shares.

PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH REGARD TO THE U.S. FEDERAL TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP, OR DISPOSITION OF COMMON STOCK, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, FOREIGN COUNTRY OR OTHER TAXING JURISDICTION.

Taxation of the Fund

Qualification as a RIC. The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

●	Derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

●	Diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

For the purpose of determining whether the Fund satisfies the 90% Gross Income Test, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in any Venture Company or Innovation Company that is treated as a partnership (and not as a publicly traded partnership taxable as a corporation) for U.S. federal income tax purposes, or is otherwise disregarded as an entity separate from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. Similarly, for the purpose of determining whether the Fund satisfies the Diversification Tests, the Fund will be treated as holding a ratable portion of the assets of any such Venture Company or Innovation Company directly. If the Fund does not receive sufficient information from such Venture Companies or Innovation Companies regarding their underlying investments and income realizations, the Fund risks failing to satisfy the 90% Gross Income Test and the Diversification Tests.

If the Fund fails to satisfy either of the Diversification Tests as of the close of any quarter, it will have 30 days to cure the failure by, for example, selling securities that are the source of the violation. Other cure provisions are available in the Code for a failure to satisfy the asset diversification test, but any such cure provision may involve the payment of a penalty excise tax.

Taxation as a RIC. If the Fund (i) qualifies as a RIC and (ii) distributes at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and recognized net short-term capital gain in excess of recognized net long-term capital loss, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”), then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (recognized net long-term capital gain in excess of recognized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular rate applicable to corporations on any of its investment company taxable income or net capital gain not distributed (or deemed distributed) to Shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To avoid imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (the “Excise Tax Distribution Requirement”). For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to or will choose to do so.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Shareholders) on December 31 of the year in which declared.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirement. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the Annual Distribution Requirement and the Excise Tax Distribution Requirement have been satisfied and, to the extent that additional distributions are required, could generate additional taxable income for those Shareholders receiving such additional distributions.

Failure to Qualify as a RIC. If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for the above-mentioned relief provisions, the Fund will be subject to U.S. federal income tax on all of its taxable income at the regular U.S. federal income tax rate applicable to corporations, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund will not be able to deduct distributions to Shareholders, nor will distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to qualified dividend income of individual and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gain.

If the Fund fails to qualify as a RIC in any taxable year and then seeks to re-qualify as a RIC, the Fund would be required to distribute to Shareholders all earnings and profits attributable to non-RIC years, reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding five-year period.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Nature of the Fund’s Investments.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as ordinary dividend income, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Investments in Pass-Through Entities. Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any entity (including any Private Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).

An entity treated as a partnership for U.S. federal income tax purposes in which the Fund invests may face financial difficulties that require the Fund to work out, modify or otherwise restructure its investment in such entity. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Non-U.S. Investments, Including PFICs and CFCs. The Fund may invest in non-U.S. securities, including shares of a Cayman Subsidiary (as defined in “—Investment Strategies—General Investment Strategy”). The Cayman Subsidiary is expected to be treated as a “controlled foreign corporation” (“CFC”) under the Code, and the Fund as a “United States shareholder” thereof. If the Fund holds more than 10% of the shares in any foreign corporation that is treated as a CFC, including the Cayman Subsidiary, the Fund will be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund certain underlying income realizations of the CFC during the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. For the purposes of the 90% Gross Income Test, applicable U.S. Treasury regulations generally would treat the Fund’s income inclusion with respect to a CFC, including the Cayman Subsidiary, as qualifying income if (i) there is a distribution out of earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Under these regulations the Fund expects any required inclusions with respect to an investment in a CFC to be qualifying income for the purposes of the 90% Gross Income Test; however, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments is not qualifying income, in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its gross income was derived from these investments.

To the extent the Fund invests in a CFC, including a Cayman Subsidiary, and is required to include income in excess of actual cash distributions from the CFC, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to make distributions to Shareholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirement and thereby eliminate the U.S. federal income or excise tax liability at the Fund level. Required inclusions with respect to a CFC are treated as ordinary income, regardless of the character of the CFC’s underlying income. The Fund’s investment in a CFC will therefore potentially have the effect of accelerating the Fund’s recognition of income and/or recharacterizing income otherwise eligible for preferential rates of taxation as ordinary income. If a net loss is realized by a CFC, such loss generally would not be available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by a CFC cannot be carried forward by such CFC to offset gains realized by it in subsequent taxable years.

The Fund may invest in shares of non-U.S. corporations treated as “passive foreign investment companies” (“PFICs”) under the Code. In general, a non-U.S. corporation is a PFIC in any taxable year in which either (i) at least 75% of its gross income is “passive income” or (ii) 50% or more of the value (generally determined on the basis of a quarterly average) of its assets is attributable to assets that produce, or are held for the production of, passive income. For this purpose, passive income generally includes dividends, interest, royalties and rents (other than rents and royalties derived in the active conduct of a trade or business and not derived from a related person).

If the Fund holds shares of a PFIC, it generally will be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such PFIC or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its Shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to Shareholders in accordance with the Annual Distribution Requirement and Excise Tax Distribution Requirement, the Fund’s pro rata share of the ordinary earnings and net capital gain of the PFIC, whether or not such earnings or gain are distributed to the Fund; or (iii) the Fund may be entitled to elect to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to Shareholders any such mark-to-market gains in accordance with the Annual Distribution Requirement and the Excise Tax Distribution Requirement. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Under the applicable U.S. Treasury regulations discussed above in respect of CFCs, amounts included in income each taxable year by the Fund arising from a QEF election are expected to be qualifying income for the purposes of the 90% Gross Income Test if the Fund derives such income from its business of investing in stock, securities or currencies. Transactions by the Fund in foreign currencies, certain foreign currency contracts and other foreign currency-denominated securities may be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and/or defer losses. These rules could therefore affect the character, amount and timing of distributions to Shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. The Fund will monitor its transactions and intends, if eligible, to make the appropriate tax elections in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes. Accordingly, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Dividends and interest paid to the Fund in respect of its investment in non-U.S. stock or securities may be subject to income, withholding or other taxes imposed by non-U.S. countries that reduce the Fund’s yield on such non-U.S. stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. U.S. Shareholders generally will not be eligible to claim any non-U.S. taxes paid by the Fund as a foreign tax credit or deduction for U.S. federal income tax purposes.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are U.S. Shareholders (as defined above). If you are not a U.S. Shareholder, this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. Prospective investors should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

Distributions. A distribution from the Fund to U.S. Shareholders in respect of their Shares may be treated as, in whole or in part, a taxable dividend, a tax-free return of capital or a capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. A distribution paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), if any, generally will be treated as a dividend for U.S. federal income tax purposes. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s remaining basis in the Shares, any such excess will be treated as capital gain from the sale or exchange of the Shares and subject to tax in the manner described in “—Sales and Other Dispositions of Shares” below.

Distributions by the Fund that are treated as dividends for U.S. federal income tax purposes generally are taxable to U.S. Shareholders as ordinary income or capital gains. Dividends paid in respect of the Fund’s investment company taxable income generally will be taxable as ordinary income to U.S. Shareholders, whether paid in cash or reinvested in additional Shares. However, to the extent that a portion of the Fund’s investment company taxable income is attributable to dividends paid by U.S. domestic corporations or certain qualified foreign corporations, U.S. Shareholders that satisfy certain holding period requirements of the Code generally may treat a ratable portion of dividends from the Fund as qualifying for, in the case of a corporate U.S. Shareholder, a 20% dividends received deduction or, in the case of a non-corporate U.S. Shareholder, the preferential rates applicable to qualified dividend income. Dividends paid in respect of the Fund’s net capital gain that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gain, regardless of the U.S. Shareholder’s holding period in its Shares and regardless of whether paid in cash or reinvested in additional Shares. In the case of an individual or other non-corporate U.S. Shareholder, such capital gain dividends will be eligible for the preferential rates that apply to long-term capital gains.

The Fund may retain some or all of its net capital gain and designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each U.S. Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and such U.S. Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s adjusted basis in its Shares. The amount of tax that each U.S. Shareholder will be treated as having paid, and for which it will receive a credit, may exceed the tax such U.S. Shareholder owes on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds the U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a U.S. Shareholder will be increased by an amount equal to the excess of the amount of undistributed net capital gain included in the U.S. Shareholder’s gross income over the tax deemed paid by the U.S. Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to U.S. Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to U.S. Shareholders of some or all of its net capital gain.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be eligible to be treated as interest income by U.S. Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by a U.S. Shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a taxable year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. There can be no assurance that the Fund will report any distributions as Section 163(j) interest dividends.

U.S. Shareholders who have not made an election to withdraw from the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above net asset value, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

Shortly after the close of each calendar year, the Fund (or its administrative agent) will provide a statement, identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year.

Sales and Other Dispositions of Shares. Upon the sale, exchange or other disposition of Shares, a U.S. Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the U.S. Shareholder’s adjusted tax basis in the Shares. Such gain or loss will generally be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if Shares in respect of which a U.S. Shareholder has received a capital gain dividend are subsequently sold, exchanged or repurchased and the U.S. Shareholder held such Shares for six months or less, any loss realized will be treated as long-term capital loss to the extent of the capital gain dividend. In addition, the loss realized on a sale or other disposition of Shares will be disallowed to the extent a U.S. Shareholder repurchases (or enters into a contract or option to repurchase) Shares (or substantially identical property) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Shares. This loss disallowance rule will apply to Shares received through the reinvestment of dividends pursuant to the DRIP during the 61-day period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares (or substantially identical property) acquired.

In general, individual and other non-corporate U.S. Shareholders are taxed at preferential rates on their net capital gain (which generally is recognized net long-term capital gain in excess of recognized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently payable by individuals. The deductibility of capital losses is subject to limitations.

Income from Repurchases of Shares. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

In general, the tender and repurchase of Shares in the Fund should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

●	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

●	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

●	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take into account Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares in the Fund, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares in the Fund immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale and such U.S. Shareholder actually and constructively owns less than 50% of the Fund after such sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such U.S. Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any U.S. Shareholder that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that U.S. Shareholder’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the Shareholder will be treated as having engaged in a sale or exchange of the Shares and will be subject to U.S. federal income tax in the manner described in “—Sales and Other Dispositions of Shares” above.

If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received a distribution from the Fund in an amount equal to the proceeds of the sale, which deemed distribution will be subject to U.S. federal income tax in the manner described in “—Distributions” above.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to such Shareholder’s interest. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in U.S. Treasury regulations. All Shareholders are urged to consult their tax advisers about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Net Investment Income Tax. Individual and other non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S. federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup Withholding. The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the U.S. Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares in the Fund in excess of $2 million or more (in the case of an individual or other non-corporate U.S. Shareholder) or $10 million or more (in the case of a corporate U.S. Shareholder) in any single taxable year, such U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Tax-Exempt Shareholders.

As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Under current law, amounts of income realized by the Fund that would be treated as unrelated business taxable income (“UBTI”) if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders.

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares for beneficial owners that are Non-U.S. Shareholders (as defined above). Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Prospective investors should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares. Distributions of investment company taxable income to Non-U.S. Shareholders (other than U.S.-source interest income and recognized net short-term capital gains in excess of recognized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent if they are treated as dividends paid from the Fund’s current or accumulated earnings and profits (as discussed above under “—Taxation of U.S. Shareholders—Distributions”), unless the distributions are effectively connected with the conduct of a trade or business by a Non-U.S. Shareholder in the United States. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal income tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements.

Properly-designated dividends received by a Non-U.S. Shareholder generally are exempt from U.S. federal withholding tax when they are paid in respect of (i) the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding (and the amount of any withholding would not be treated as reinvested pursuant to the DRIP). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Shareholder, and gains recognized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual Non-U.S. Shareholder, such individual was present in the United States for 183 days or more during the taxable year and certain other conditions are met. In the case of a redemption of Shares by the Fund, a Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on the proceeds if such redemption qualifies for sale or exchange treatment as discussed above under “—Taxation of U.S. Shareholders—Income from Repurchases of Shares,” or if such redemption is treated as a return of capital. If such redemption does not qualify for sale or exchange treatment and is treated as a distribution paid from the Fund’s current or accumulated earnings and profits, then the Fund will be required to withhold from the proceeds of such redemption in accordance with the rules applicable to withholding from dividends discussed above.

If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed. However, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions and gains recognized upon the sale or other disposition of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional U.S. federal branch profits tax at a 30% rate (or lower rate if provided for by an applicable treaty).

Information Reporting and Backup Withholding. A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund (or its administrative agent) with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements. Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to their ownership and disposition of Shares.

CERTAIN ERISA CONSIDERATIONS

Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) which is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code (including, without limitation, “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any other U.S. or non-U.S. federal, state, local or other laws or regulations that are similar to the fiduciary responsibility and/or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Other Plan Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) or (iii), pursuant to ERISA or other applicable law (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that the Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Other Plan Laws.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a “benefit plan investor” (a “Benefit Plan Investor”) and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is defined under ERISA to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In contemplating an investment in the Fund, each fiduciary of a Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code and any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Other Plan Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Fund, the Adviser or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold the Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts), could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

An additional issue concerns the extent to which the Fund or all or a portion of the Fund's assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code. Under ERISA and the regulations promulgated thereunder by the U.S. Department of Labor (the “DOL”), as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”), when a Benefit Plan Investor acquires an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations). Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, the Adviser will not be considered a “fiduciary” (within the meaning of ERISA or the Code) subject to the fiduciary responsibility or prohibited transactions of Title I of ERISA or the Code by reason of the Adviser’s authority with respect to the Fund.

Other Plans

Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and non-U.S. plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Other Plan Laws which may affect their investment in our Shares. Fiduciaries of any such Plans should consult with their legal advisors in connection with an investment in any class of our Shares.

Representation

By acquiring Shares, each Shareholder will be deemed to have represented and warranted that (a) either (i) the Shareholder is not, and is not investing on behalf of, any Plan or (ii) the purchase and holding of the Shares by such Shareholder will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation under any applicable Other Plan Laws and (b) and each person causing such Benefit Plan to invest in the Fund) the Shareholder and each fiduciary responsible for such Plan’s investment in the Fund (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, the Code and Other Plan Laws, as applicable to the Plan.

In addition, by acquiring Shares of the Fund, each Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder in a fiduciary capacity in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser or any of its affiliates is for the provision of investment advice to the Shareholder; and (ii) the Adviser and its affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this SAI and in the Prospectus of fees and compensation to the extent they constitute reportable indirect compensation, such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

Each Plan investor is advised to contact its own legal and financial advisors and other fiduciaries unrelated to the Adviser, the Fund and any of their respective affiliates about whether an investment in our Shares, or any decision to continue to hold, transfer or provide any consent with respect to any such Shares, may be appropriate for the Plan’s circumstances. Prospective investors should not construe the contents of this Prospectus, the SAI or any communications from the Adviser, the Fund, or any of our or their respective affiliates as a recommendation with respect to our Shares that is based on any prospective investor’s particular needs or individual circumstances, and neither this SAI or the Prospectus nor any such communications should be relied upon by any prospective investor as intended to advance such prospective investor’s best interest.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. Subject to the provisions of Section 16 of the 1940 Act, the Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with or without cause at any meeting of Shareholders by a vote of two-thirds of the outstanding shares of the Fund, or with or without cause at any time by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Jurisdiction and Waiver of Jury Trial. The Declaration of Trust provides that each Shareholder agrees that any action commenced (i) directly against (x) the Fund or a Class thereof, (y) its Trustees, officers, or employees, related to, arising out of or concerning the Fund, its business or operations, and/or (z) otherwise related to, arising out of or concerning the Fund, its business or operations or (ii) derivatively in the right or name of, or on behalf of the Fund or a Class thereof, shall be brought only in the U.S. District Court for the District of Delaware, or if such action may not be brought in that court, then such action shall be brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. The exclusive jurisdiction provision limits a shareholder’s ability to litigate a claim in a jurisdiction that may be more favorable and convenient to the shareholder. It may also make it more expensive for a shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law. Each shareholder irrevocably waives any and all rights to trial by jury in any such claim, suit, action or proceeding.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative Actions and Direct Actions

The Declaration of Trust provides that a Shareholder may bring a derivative or similar action on behalf of the Fund only if the following conditions are met:

(i)	Each Shareholder was a Shareholder of the Fund or of the affected class on behalf of or in the right or name of which the action is proposed to be brought, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time;

(ii)	Each Shareholder was a Shareholder of the Fund or the affected class at the time the demand required by paragraph (iii) below was made;

(iii)	Prior to the commencement of the derivative action, the Shareholders have made a written demand on the Board requesting that the Board cause the Fund to file the action itself on behalf of the Fund or the affected class, which demand (A) shall be executed by or on behalf of no fewer than three Shareholders, each of which shall be unaffiliated and unrelated (by blood or by marriage) to any other Shareholder executing such written demand; and (B) shall include at least the following:

a.	a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

b.	a statement to the effect that the Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Fund or the affected class and an explanation of why the Shareholders believe that to be the case;

c.	a certification that the requirements of subparagraphs (a) and (b) of this paragraph (iii) have been met, as well as information and documentation reasonably designed to allow the Board to verify that certification;

d.	a list of all other derivative or class actions in which any of the Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

e.	a certification by each Shareholder of the number of Shares of the Fund or the affected class owned beneficially or of record by such Shareholder at the time set forth in paragraphs (i) and (ii) above and an undertaking by each Shareholder that such Shareholder will be a Shareholder of the Fund or the affected class as of the commencement of and throughout the derivative action, and that during such period each Shareholder will notify the Fund in writing of any sale, transfer or other disposition by the Shareholders of any such Shares within three business days thereof; and

f.	an acknowledgment of that the Shareholder will be responsible for a rejected demand and that the Fund will be responsible for attorneys’ fees and legal expenses only if required by law;

(iv)	Shareholders who held (or subsequently acquired in accordance with paragraph (i) above) Shares of the affected classes at the times specified in paragraphs (i) and (ii) above and who own, at the commencement of the derivative action, Shares representing at least ten percent (10%) of the outstanding Shares of the Fund or the affected class must join in initiating the derivative action; and

(v)	A copy of the proposed derivative complaint must be served on the Fund, assuming the requirements of paragraphs (i) through (iv) above have already been met and the derivative action has not been barred in accordance with the provisions below.

The Board has a 90-day review period to evaluate the Shareholder’s demand, subject to an extension not to exceed 60-days in instances where the Independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period. If the Fund does not notify the requesting Shareholder of the rejection of the demand within the applicable review period, the Shareholder may commence a derivative action.

A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Fund or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

The Declaration of Trust provides that if the Trustees who are independent for purposes of considering a Shareholder demand determine in good faith within the applicable review period that the maintenance of a derivative action is not in the best interest of the Fund, the Shareholder may not maintain a derivative action unless the Shareholder first sustains the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund.

These procedures may be more restrictive than procedures for bringing derivative suits applicable to other investment companies. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of three-quarters of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) all charges, taxes, expenses and liabilities, whether due or anticipated, the Fund will reduce its remaining assets to distributable form in cash or other securities, and distribute the proceeds to Shareholders proportionately in accordance with the amount of Shares that they own.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year end on March 31. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund and in such capacity audits the Fund’s annual financial statements and provides other audit, tax and related services.

LEGAL COUNSEL

The Fund has engaged Simpson Thacher & Bartlett LLP, located at 425 Lexington Avenue, New York, NY 10017 and 900 G Street, N.W., Washington, D.C. 20001, to serve as the Fund’s legal counsel. Morris, Nichols, Arsht & Tunnell LLP, located at 1201 North Market Street, Wilmington, Delaware 19899, acts as special Delaware counsel to the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: +1 (888) 493-8631.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
SUBJECT TO COMPLETION, DATED AUGUST 5, 2026

STATEMENT OF ADDITIONAL INFORMATION

              , 2026

GLOBAL X VENTURE AND INNOVATION FUNDSM

CLASS A SHARES (GXVAX)

CLASS U SHARES (GXVUX)

CLASS S SHARES (GXVSX)

CLASS I SHARES (GXVIX)

The Global X Venture and Innovation FundSM (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund currently offers four classes of shares of beneficial interest (the “Shares”) to investors eligible to invest in the Fund. The Fund has a limited operating history and commenced investment operations on June 17, 2025. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information” or “SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus which is dated [__], 2026. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158, or by calling toll-free 1-888-493-8631 or by accessing the Fund’s website at www.GlobalXVenture.com. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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GENERAL DESCRIPTION OF THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an “interval fund.” Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list its Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to holders of Shares (the “Shareholders”), the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding). The Fund is classified as a non-diversified management investment company under the 1940 Act, and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 21, 2023.

The Fund has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares. The Fund is offering four classes of Shares designated as Class A, Class U, Class S and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may also offer Shares to certain feeder vehicles created to hold the Fund’s Shares. The Fund may offer additional classes of Shares in the future.

The investment adviser to the Fund is Global X Management Company LLC (“Global X” or the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Global X is a Delaware limited liability company and a wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae Global”). The Adviser has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”), an investment adviser registered with the SEC under the Advisers Act, to serve as investment subadviser to the Fund and identify investment opportunities for the Fund. The Fund’s assets will primarily be invested in the Fund’s Private Investment Slevee with the remainder of the Fund’s assets invested in the Fund’s Liquid Investments. The Investment Subadviser will be responsible for the day-to-day management of the Private Investment Slevee and Liquid Investments, subject to the supervision of the Adviser. Within the “Private Investment Slevee,” the Fund will invest, under normal circumstances, either directly or indirectly, primarily in domestic and foreign equity securities, including common stocks, preferred stocks, partnership interests and securities convertible into any of the foregoing, of private companies that the Advisers believe are poised to experience high growth (collectively, “Venture Companies”). The Fund generally seeks to invest in primary offerings (direct investments in newly issued securities of portfolio companies) and secondary offerings (acquisitions of existing securities from current shareholders) of Venture Companies. Although the Fund expects to primarily make direct investments in Venture Companies, the Fund may gain indirect exposure to Venture Companies by investing in private funds that invest primarily in Venture Companies, including private equity funds, hedge funds and venture capital funds, holding vehicles or other investment vehicles, including joint ventures and single-asset special purpose vehicles (“SPVs”), managed by third-party managers (collectively, “Private Funds”). “Liquid Investments” consist of investments in cash and/or cash equivalents such as high-quality, short-term debt and fixed income securities, money market instruments, affiliated and unaffiliated exchange traded funds (“ETFs”) and other listed securities.

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INVESTMENT OBJECTIVE, PRACTICES AND RISKS

Investment Objective

The Fund’s investment objective is described in the Prospectus. The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional non-principal investment strategies and techniques which the Fund may use, as well as their attendant risks, are set forth below.

Non-Principal Investment Strategies and Techniques and Related Risks

Futures Contracts and Options on Futures Contracts

The Fund may invest in U.S. or foreign futures contracts and may purchase and sell call and put options on futures contracts.

Futures Contracts. The Fund may enter into certain equity, index and currency futures transactions, as well as other futures transactions that become available in the markets. By using such futures contracts, the Fund may obtain exposure to certain equities, indexes and currencies without actually investing in such instruments. Index futures may be based on broad indices, such as the S&P 500 Index, or narrower indices. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars.

Some futures contracts are traded on organized exchanges regulated by the SEC or Commodity Futures Trading Commission (“CFTC”), and transactions on them are cleared through a clearing corporation, which guarantees the performance of the parties to the contract. If regulated by the CFTC, such exchanges may be designated contract markets or swap execution facilities.

The Fund may also engage in transactions in foreign stock index futures, which may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (“NFA”) nor any domestic exchange regulates activities of any such organization, even if it is formally linked to a domestic market. Moreover, foreign laws and regulations and transactions executed under such laws and regulations may not be afforded certain of the protective measures provided domestically. In addition, the price of foreign futures or foreign options contracts may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser or the Investment Subadviser, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

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There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or the Investment Subadviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser or Investment Subadviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Investment Subadviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures contract position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities may not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

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Successful use of futures by the Fund is subject to the portfolio managers’ ability to predict correctly movements in the direction of the market. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to receive and execute a long futures contract (if the option is a call) or a short futures contract (if the option is a put) at a specified price at any time during the period of the option. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. The writing of an option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

CFTC Regulation. The Adviser has claimed an exclusion from the definition of commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), and the Adviser has claimed an exemption from registration as a commodity trading advisor (“CTA”) under the CEA. Therefore, the Adviser is not subject to registration as a CPO or CTA. To rely on the exclusion from the definition of a CPO, the Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A “de minimis” amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The Fund, the Adviser and the Investment Subadviser currently are engaged only in a de minimis amount of such transactions, and therefore, neither the Fund, the Adviser or the Investment Subadviser are currently subject to the registration and most regulatory requirements applicable to CPOs and CTAs, respectively. There can be no certainty that the Fund, the Adviser or the Investment Subadviser will continue to qualify under the applicable exclusion or exemption, as the Fund’s investments may change over time. If the Fund, the Adviser or the Investment Subadviser is subject to additional CFTC regulation, it may incur additional costs or be subject to additional regulatory requirements.

Government Intervention in the Financial Markets

The value of the Fund’s holdings is generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Past instability during the 2008-2009 financial downturn as well as during the COVID-19 pandemic led the U.S. Government, other governments and financial and prudential regulators to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. It is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Illiquid Investments and Restricted Securities

The Fund will invest in investments that lack an established secondary trading market or otherwise are considered illiquid. The liquidity of an investment relates to the ability to dispose easily of the investment and the price to be obtained upon disposition of the investment, which may be less than would be obtained for a comparable more liquid investment. Illiquid investments may not trade at all or may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as if the Fund elects to repurchase Shares, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund will invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), often referred to as “restricted securities”. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.

In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. The Fund’s investments in private placements include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Investment Companies, Pooled Investment Vehicles and Structured Products.

Investment Companies. Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including open-end and closed-end investment companies, business development companies and other ETFs. These other investment companies and exchange-traded funds may be managed by the Adviser or its affiliates. An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. The Adviser or Investment Subadviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Investments in closed-end funds may entail the risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the management fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

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Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets.

These limitations are subject to certain statutory and regulatory exemptions including rule 12d1-4 under the 1940 Act (“Rule 12d1-4”). Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, Rule 12d1-4 prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, Rule 12d1-4 imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest its assets in other registered investment companies, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load or service fee charged on the Fund’s shares is no greater than the limits set forth by the Conduct Rules of the Financial Industry Regulatory Authority, Inc. If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by the Fund in the same proportion as the vote of all other holders of such securities.

Real Estate Investment Sector. The Fund may invest in the real estate sector which includes investments in real estate companies focused on commercial and residential real estate development, sales, operations, and services, as well as real estate investment trusts. Real estate is highly sensitive to general and local economic conditions and developments and characterized by intense competition and periodic overbuilding. Many real estate companies utilize leverage (and some may be highly leveraged), which increases risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates.

Pooled Investment Vehicles. The Fund may invest in the securities of pooled vehicles that are not investment companies and, thus, are not required to comply with the provisions of the 1940 Act. As a shareholder of such pooled vehicles, the Fund will not have all of the investor protections afforded by the 1940 Act. Such pooled vehicles may, however, be required to comply with the provisions of other federal securities laws, such as the Securities Act. These pooled vehicles may hold currency or commodities, such as gold or oil, or other property that is itself not a security. These pooled investment vehicles may also include “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds. In addition to the Fund’s direct fees and expenses, shareholders will also bear, indirectly, fees and expenses charged by the underlying hedge funds, which are often greater than the Fund’s fees and expenses. If the Fund invests in, and thus, is a shareholder of, a pooled vehicle, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the pooled vehicle, including any applicable management fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations. In addition, the Fund’s investment in pooled investment vehicles may be considered illiquid.

Structured Products. The Fund may invest in structured products, including exchange traded notes (“ETNs”) and equity-linked instruments. These types of structured products are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark, less investor fees. Structured products have a maturity date and, generally, are backed only by the creditworthiness of the issuer. As a result, the value of a structured product may be influenced by time to maturity, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. Structured products also may be subject to credit risk. The value of an ETN may also be subject to the level of supply and demand for the ETN.

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Leverage

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, or the issuance of notes in an aggregate amount up to 33 1/3% of the Fund’s total assets (or in the case of the issuance of preferred shares, 50% of total assets), including any assets purchased with borrowed money, immediately after giving effect to the leverage. The Fund may also use leverage generated by reverse repurchase agreements (as defined below) and similar transactions. The Fund may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities. The Fund’s strategies relating to its use of leverage may not be successful, and the Fund’s use of leverage will cause the Fund’s net asset value (“NAV”) to be more volatile than it would otherwise be. There can be no guarantee that the Fund will leverage its assets or, to the extent the Fund does use leverage, what percentage of its assets such leverage will represent.

Recent Market Conditions

The performance of the Fund is subject to general market conditions. Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various countries, including the U.S., and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. U.S. recession risk has increased as the Federal Reserve (Fed) increased interest rates at the fastest trajectory on record in an attempt to bring inflation back to target levels. The tight labor market has helped the U.S. consumer remain resilient through this inflationary period. However, the personal savings rate has decreased to its lowest level since 2005. The feedback loop between employment and consumption remains a focus for tracking recession risk. While job layoffs have increased in tech related fields, the overall labor market has remained tight. But operating efficiency is likely to become a focus as consumers push back on price increases. Currency markets reflect expected interest rate and economic growth differentials. While the language of the Fed remains hawkish, their shift to a slower rate raising trajectory as they approach their terminal rate changed the dynamics for the U.S. dollar and for international equity markets. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. It is impossible to predict the effects of these or similar events in the future on the Fund, although it is possible that these or similar events could have a significant adverse impact on the NAV and/or risk profile of the Fund, including by affecting the Fund’s ability to borrow from financial institutions on favorable terms.

Tariffs and Trade Restrictions

Trade negotiations and related government actions may create regulatory uncertainty for our portfolio companies and our investment strategies and adversely affect the profitability of our portfolio companies. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico, amongst others. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions. There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy. Further governmental actions related to the imposition of tariffs or other trade barriers, or changes to international trade agreements or policies, could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of companies whose businesses rely on goods imported from outside of the United States. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could result in increased economic uncertainty that may depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

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Repurchase Agreements

The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Fund’s custodian or sub-custodian, or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Agreements

The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker-dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, or as part of a cash reserve or for liquidity purposes. U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase an agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise.

Although U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities in the future if not required to do so, even though the U.S. government has provided financial support to certain U.S. government-sponsored enterprises in the past during periods of extremity. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate. U.S. government agencies and instrumentalities that issue or guarantee securities include the FHFA, Fannie Mae, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Warrants

The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental policies of the Fund and may be changed by the Board of Trustees of the Fund (the “Board of Trustees” or the “Board”) without shareholder approval and on prior notice to shareholders of the Fund. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions:

1. The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3. The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4. The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in securities of issuers having their principal business activities in groups of industries in the technology sector. Except as stated in the prior sentence, the Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided that, consistent with the foregoing: (a) this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in clause (ii)) or (iv) securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. The Fund will, however, consider the investments held by Private Funds, ETFs, mutual funds, and other underlying funds and pooled investment vehicles, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the Prospectus), or the next business day if the 14th day is not a business day.

Any investment restriction which involves a maximum percentage (other than the borrowing restriction) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits under the 1940 Act, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

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The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The SEC frequently treats repurchase agreements as loans. The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

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With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted by the SEC or its Staff. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions (except for bonds issued to finance specific projects, which will be considered as part of the industry applicable to such project); and Repurchase Agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Private Funds. The Fund will, however, consider the investments held by Private Funds, ETFs, mutual funds, and other underlying funds and pooled investment vehicles, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries. For purposes of concentration, investments in the sovereign debt of any single country are considered investments in a single industry.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The Fund’s investment objective is non-fundamental and may be changed with the approval of the Fund’s Board and prior notice to Shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of Venture Companies and Innovation Companies, is a non-fundamental policy and may be changed by the Fund without a shareholder vote, provided that the Fund provides at least 60 days’ prior notice of such change in advance of a repurchase offer and such repurchase offer is not oversubscribed. The Fund may obtain exposure to Venture Companies and Innovation Companies either through direct investments in equity securities of such issuers, or indirectly through investments in affiliated or unaffiliated ETFs, mutual funds or other pooled investment vehicles that provide exposure to such companies or emerging sectors, including, with respect to Venture Company investments, Private Funds. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Funds that the Fund reasonably expects to be called in the future, as qualifying venture investments for purposes of its 80% policy. The Fund determines whether an issuer qualifies as a Venture Company or Innovation Company based on information available at the time of investment.

The Fund’s compliance with its investment limitations and requirements described in the Prospectus and this Statement of Additional Information is determined at the time of investment unless otherwise stated therein. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics or a sale of securities will not constitute a violation of that limitation.

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TRUSTEES AND OFFICERS OF THE FUND

Members of the Board

The business and affairs of the Fund are overseen by the Board. Subject to the provisions of the Fund’s amended and restated Declaration of Trust and By-Laws and Delaware law, the Board has all powers necessary and convenient to carry out this general oversight responsibility, including the power to elect and remove the Fund’s officers. The focus of the Board’s oversight of the business and affairs of the Fund (and the Fund, as well as other funds) is to protect the interests of the shareholders in the Fund and other relevant funds. The Board appoints and oversees the Fund’s officers and service providers. The Adviser is responsible for the day-to-day investment management of the Fund and the overall supervision of the management and operations of the Fund, based on the Fund’s investment objective, strategies, policies, and restrictions and agreements entered into by the Fund and/or the Adviser on behalf of the Fund. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. In carrying out its general oversight responsibility, the Board regularly interacts with and receives reports from the senior personnel of the Fund’s service providers (including, in particular, the Adviser and Investment Subadviser) and the Fund’s Chief Compliance Officer. The Board is assisted by the Fund’s independent registered public accounting firm (who reports directly to the Fund’s Audit Committee), counsel to the Fund, and other experts selected and approved by the Board.

Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute 75 percent of the Board. Edward Ramos, an Independent Trustee, serves as the Chair of the Board. Thomas Park is the sole Board member who is an “interested person” of the Fund (“Interested Trustee”). Thomas Park is an Interested Trustee due to his affiliation with the Investment Subadviser. The Board believes that having an interested person on the Board facilitates the ability of the Independent Trustees to fully understand (i) the Adviser’s commitment to providing and/or arranging for the provision of quality services to the Fund and (ii) corporate and financial matters of the Adviser that may be of importance in the Board’s decision-making process. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter that delineates the specific responsibilities of that committee. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each of the Independent Trustees serves on each of these committees, which are comprised solely of Independent Trustees.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. On an annual basis, the Board conducts a self-evaluation process that, among other things, considers (i) whether the Board and its committees are functioning effectively, (ii) given the size and composition of the Board and each of its committees, whether the Trustees are able to effectively oversee the number of funds in the complex and (iii) whether the mix of skills, perspectives, qualifications, attributes, education, and relevant experience of the Trustees helps to enhance the Board’s effectiveness.

There are no specific required qualifications for Board membership. The Board believes that the different skills, perspectives, qualifications, attributes, education, and relevant experience of each of the Trustees provide the Board with a variety of complementary skills. Please note that (i) none of the Trustees is an “expert” within the meaning of the federal securities laws and (ii) the Board is not responsible for the day-to-day operations of the Fund.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The address for all Trustees is c/o Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158.

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Independent Trustees

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships held by Trustee During Last Five Years

Edward Ramos (1967)	Trustee since inception	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).	1	Independent Director of Calvert Funds (since 2023); Independent Director of Macquarie Optimum Funds (2022-2023).

William Yun (1959)	Trustee since inception	Co-Founder and President, HighMark Trust, LLC (since 2025); Senior Advisor and Consultant at Fiduciary Trust Company International (2022-2025); Executive Vice President of Franklin Templeton Investments (1992-2022).	1	None.
Bonnie M. Wongtrakool (1974)	Trustee since April 2026	Global Head of Sustainable Investments and Portfolio Manager, Western Asset Management Company (investment management firm) (2018-2026); Chief Executive Officer and Director, Western Asset Mortgage Capital Corporation (mortgage REIT) (2021-2023).	1	Director, Western Asset Mortgage Capital Corporation (2021-2023)

Interested Trustee

Thomas Park (1978)	Trustee, President and Principal Executive Officer, since inception	Co-Chief Executive Officer of the Investment Subadviser (since 2022); Chief Executive Officer of the Adviser (2023-2024); President of the Investment Subadviser (2020-2022); Executive Managing Director of the Investment Subadviser (2011-2022).	1	None.

1 “Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Individual Trustee Qualifications. The Fund has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Ramos’s experience as a former Chief Investment Officer of an asset manager; Mr. Yun’s experience as an investment management professional at an asset manager where he performed executive and management responsibilities for various equity, fixed income, multi-asset and alternative investments and research teams; Ms. Wongtrakool’s experience as a senior investment management professional, including her prior service as Chief Executive Officer and Director of Western Asset Mortgage Capital Corporation, a publicly traded mortgage REIT, where she performed executive and management responsibilities, as well as her role as Global Head of Sustainable Investments and Portfolio Manager at Western Asset Management Company, where she led sustainable investment strategies across fixed income markets; and Mr. Park’s experience as a senior investment management executive.

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The Fund has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

Board Standing Committees. The Board of Trustees currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each committee is comprised of the Independent Trustees.

Audit Committee. The purposes of the Audit Committee are to assist the Board in (1) its oversight of the Fund’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Fund; (2) its oversight of the Fund’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent registered public accounting firm (or nominating the independent registered public accounting firm to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent registered public accounting firm. The Fund’s Audit Committee met two times during the fiscal year ended March 31, 2026.

Nominating and Governance Committee. The purposes of the Nominating and Governance Committee are, among other things, to assist the Board in (1) its assessment of the adequacy of the Board’s adherence to industry corporate governance best practices; (2) periodic evaluation of the operation of the Fund and meetings with management of the Fund concerning the Fund’s operations and the application of policies and procedures to the Fund; (3) review, consideration and recommendation to the full Board regarding Independent Trustee compensation; (4) identification and evaluation of potential candidates to fill a vacancy on the Board; and (5) selection from among potential candidates of a nominee to be presented to the full Board for its consideration. The Nominating and Governance Committee will not consider shareholders’ nominees. The Fund’s Nominating and Governance Committee met two times during the fiscal year ended March 31, 2026.

Fund Shares Owned by Board Members. The Fund is required to show the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Because the Fund is new, as of the date of this SAI, the Trustees did not beneficially own Shares of the Fund. The Trustees and officers of the Fund own less than 1% of the outstanding Shares of the Fund.

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Board Compensation. The following table sets forth information regarding the estimated total compensation payable by the Fund during its fiscal year ending March 31, 2027 to the persons who serve as Trustees of the Fund. None of the officers receive compensation from the Fund for his or her services. The Fund may reimburse the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund’s officers.

Name of Person, Position	Estimated Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Estimated Total Compensation From the Fund Complex[1]
Interested
Thomas Park	$0	$0	$0	$0
Independent
Edward Ramos	$70,000	$0	$0	$70,000
William Yun	$60,000	$0	$0	$60,000
Bonnie M. Wongtrakool	$60,000	$0	$0	$60,000

1 “Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.

Fund Officers. Set forth below are the names, dates of birth, position with the Fund, length of term of office and the principal occupations for the last five years of each of the persons currently serving as officers of the Fund. Unless otherwise noted, the business address of each officer is c/o Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, New York 10158. None of the officers receives compensation from the Fund for his or her services.

Name and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years

Joe Costello (Born 1974)	Chief Compliance Officer, since inception	Chief Compliance Officer of the Adviser (since 2016).

Alex Ashby (Born 1986)	Chief Operating Officer, since inception	Chief Operating Officer of the Adviser (since 2023); Head of Product Development of the Adviser (2019-2024); Vice President, Director of Product Development (2015-2018).

Eric Olsen (Born 1970)	Treasurer, Chief Financial Officer, and Principal Accounting Officer, since inception	Head of Finance of the Adviser (since 2024); Director of Accounting, SEI Investment Manager Services (2021 to 2024); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).

Jasmin Ali (Born 1983)	Vice President and Secretary, since inception	General Counsel of the Adviser (since 2024); Associate, Simpson Thacher & Bartlett LLP (2021-2024); Associate, Ropes & Gray LLP (2016-2021); Associate, Morgan Lewis & Bockius LLP (2014-2016).

Margaret Mo (Born 1984)	Assistant Secretary of the Fund, since inception	Associate General Counsel of the Adviser (since 2024); Vice President and Senior Counsel, Cohen & Steers Capital Management, Inc. (2018-2024).

Certain officers of the Fund also serve as officers to one or more mutual funds and exchange-traded funds to which Global X, the Investment Subadviser, the Administrator or their affiliates act as investment adviser, administrator or distributor.

The officers of the Fund have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

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MANAGEMENT

Adviser

Global X Management Company LLC serves as the investment adviser for the Fund, subject to the general oversight of the Fund’s Board. The Adviser has engaged the Investment Subadviser to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. Global X is a Delaware limited liability company and a wholly-owned subsidiary of Mirae Global. The principal business address of Global X is 605 Third Avenue, 43rd Floor, New York, New York 10158. As of March 31, 2026, the Adviser provided investment advisory services for assets of approximately $87.3 billion.

Advisory Agreement

The Fund and Global X have entered into an investment management agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser provides the investment advisory services to the Fund.

Pursuant to the Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for providing management and administrative services to the Fund. In consideration for the management services provided under the Advisory Agreement, the Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is calculated and accrued daily, and payable monthly in arrears, at the annual rate of 2.25% of the average daily value of the Fund’s net assets. In consideration for the administrative services provided under the Advisory Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Advisory Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

The continuance of the Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Advisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

Because the Fund is new and has not yet commenced operations, it has not paid any management fees to the Adviser under the Advisory Agreement.

Investment Subadviser

Global X has engaged Mirae Asset Global Investments (USA) LLC, located at 1212 Avenue of the Americas, 10th Floor, New York, New York, 10036, to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser. Mirae is a Delaware limited liability company and an affiliate of Global X. As of March 31, 2026, the Investment Subadviser provided investment advisory services for assets of approximately $6.3 billion, including $2.8 billion in venture capital investments. Its parent, Mirae Asset Global Investments Co., Ltd., manages $377 billion across 15 countries as of March 31, 2026.

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Subadvisory Agreement

Global X has entered into the Subadvisory Agreement with the Investment Subadviser. The Subadvisory Agreement provides that the Investment Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that nothing in the Subadvisory Agreement shall be deemed to waive any rights the Adviser or the Fund may have against the Investment Subadviser under federal or state securities laws.

The continuance of the Subadvisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Subadvisory Agreement or “interested persons” of any party thereto, cast in-person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Fund or by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Investment Subadviser.

Pursuant to the Subadvisory Agreement, and in consideration of the subadvisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to a subadvisory fee paid monthly in arrears by the Adviser out of the Management Fee received from the Fund. The subadvisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.

Portfolio Management

The portfolio manager is an employee of the Investment Subadviser, as identified below.

Compensation. The Investment Subadviser believes that the compensation program is competitively positioned to attract and retain high-caliber investment professionals. The portfolio manager receives a salary and is eligible to receive an annual bonus. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon (a) individual performance in the functional aspects of the portfolio manager role, (b) achievement of strategic goals related to process and technology improvement, and (c) overall company performance.

Ownership of Fund Shares. As of the date of this SAI, the portfolio manager does not beneficially own any shares of the Fund.

Other Accounts. As of March 31, 2026, in addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below:

	Other Accounts Managed			Accounts With Respect To Which The Advisory Fee Is Based On The Performance of The Account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)	Number of Accounts in Category	Total Assets in Accounts in Category (in millions)
	Registered investment companies	0	$0.00	0	$0.00
Thomas Park[1]	Other pooled investment vehicles	22	$2,782	0	$0.00
	Other accounts	0	$0.00	0	$0.00

1	None of the Other Accounts managed by the Portfolio Manager are subject to performance based advisory fees.

Conflicts of Interests. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other registered investment companies and pooled investment vehicles (collectively, the “Other Accounts”). The Other Accounts might have a similar investment objective as the Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of the Other Accounts may give rise to the following potential conflicts of interest, the Adviser and Investment Subadviser do not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser and Investment Subadviser believe that they have designed policies and procedures that are reasonably designed to manage those conflicts in an appropriate way.

17

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of the portfolio manager’s position with the Fund, the portfolio manager knows the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of the Other Accounts and to the possible detriment of the Fund. However, each of the Adviser and Investment Subadviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of the Fund and the Other Accounts which, in theory, may allow the portfolio manager to allocate investment opportunities in a way that favors the Other Accounts over the Fund. This conflict of interest may be exacerbated to the extent that the Adviser or the portfolio manager receive, or expect to receive, greater compensation from the management of the Other Accounts than the Fund. Notwithstanding this theoretical conflict of interest, it is the policy of each of the Adviser and the Investment Subadviser to manage each account based on its investment objective and related restrictions and, as discussed above, each of the Adviser and Investment Subadviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while a portfolio manager may buy for an Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Fund given its investment objective and related restrictions.

Administrator, Sub-Administrator, Custodian, Transfer Agent and Distributor

Administrator. Global X Management Company LLC, the Administrator to the Fund, has its principal business offices at 605 Third Avenue, 43rd Floor, New York, New York 10158. The Administrator and its affiliates also serve as administrator or sub-administrator to other funds.

Administration Agreement with the Fund. The Fund and the Administrator have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Fund with certain services, among other responsibilities, administrative, tax, accounting services, portfolio compliance monitoring, and financial reporting for the maintenance and operations of the Fund. In addition, the Administrator makes available certain space, equipment, personnel and facilities to provide the services to the Fund.

For its administrative services, the Administrator receives a fee, which is calculated based upon the average daily net assets of the Fund and paid monthly by the Fund. As of the date of this SAI, the Fund had not commenced operations and, therefore, had not paid any administration fees to the Administrator.

Sub-Administrator. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as sub-administrator to the Fund. As Sub-Administrator, SEI provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from its fees.

18

Custodian. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the Fund. The Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. The Custodian is required, upon the order of the Fund, to deliver securities held by it, in its capacity as custodian, and to make payments for securities purchased by the Fund.

Transfer Agent. The Bank of New York Mellon serves as the transfer agent for the Fund.

Distributor. The Fund and SEI Investments Distribution Co. are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The offering of the Fund’s Shares is continuous on a daily basis and the Distributor distributes the Fund Shares on a best efforts and agency basis (not as principal).

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Fund and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or, by the holders of a majority of the outstanding voting securities of the Fund, upon not less than sixty (60) days’ written notice by either party.

Distribution and Servicing Plan

The Fund has adopted a Distribution and Servicing Plan with respect to Class A Shares, Class U Shares and Class S Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.85%, 0.75% and 0.15% for Class A Shares, Class U Shares and Class S Shares respectively. The Distribution and Servicing Plan provides that shareholder distribution and servicing fees on Class A Shares, Class U Shares and Class S Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services with respect to Class A Shares, Class U Shares and Class S Shares. Class I Shares are not subject to a Distribution and Servicing Fee.

19

CODE OF ETHICS

The Fund, the Adviser, the Investment Subadviser and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Fund, the Adviser, the Investment Subadviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes of ethics are on file with the SEC and are available to the public.

20

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since the Fund will generally acquire and dispose of investments in privately negotiated transactions, the Fund will infrequently use brokers in the normal course of business.

Subject to policies established by our Board of Trustees, if any, the Adviser and the Investment Subadviser will be responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The policy of the Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Investment Subadviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and in various jurisdictions. The Adviser or Investment Subadviser effects transactions for the Fund with those brokers and dealers that it believes provide the most favorable prices and are capable of providing the most efficient and best execution of trades. The primary consideration of the Adviser and Investment Subadviser is to seek prompt execution of orders at the most favorable net price. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers. The Adviser, the Investment Subadviser and their affiliates do not currently participate in any soft dollar transactions, although the Adviser and the Investment Subadviser rely on Section 28(e) of the 1934 Act in effecting or executing transactions for the Fund. Accordingly, in selecting broker-dealers to execute a particular transaction, the Adviser or Investment Subadviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Fund and/or other accounts over which the Adviser, the Investment Subadviser or their affiliates exercise investment discretion. The Adviser or Investment Subadviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Investment Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or Investment Subadviser to the Fund. Such brokerage and research services might consist of reports and statistics on specific companies or industries or broad overviews of the securities markets and the economy. Shareholders of the Fund should understand that the services provided by such brokers may be useful to the Adviser or the Investment Subadviser in connection with their services to other clients.

The Adviser and the Investment Subadviser assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund are considered at or about the same time, transactions in such securities are allocated among the Fund in a manner deemed equitable to the Fund by the Adviser or the Investment Subadviser. Bundling or bunching transactions for the Fund is intended to result in better prices for portfolio securities and lower brokerage commissions, which should be beneficial to the Fund.

While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in the Adviser’s or Investment Subadviser’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

21

REPURCHASE OFFERS

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the repurchase offer amount from the time that the shareholder notification is sent to Shareholders until the repurchase pricing date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the repurchase request deadline and the repurchase payment deadline. The Fund has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with these repurchase offer and the liquidity requirements. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Fund will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the 1940 Act and Rule 23c-2 thereunder.

22

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board of Trustees’ oversight. In delegating proxy responsibilities, the Board of Trustees has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and the Adviser has engaged a third party proxy solicitation firm, Glass Lewis & Co. (“Glass Lewis”), an independent third party proxy service that is responsible for the actual voting of all proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

I.	General Guidelines. Except in instances where the Adviser has provided Glass Lewis with different direction, Glass Lewis has agreed to vote proxies in accordance with recommendations developed by Glass Lewis and overseen by the Adviser. The Glass Lewis guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. The Glass Lewis guidelines encourage the maximization of return for shareholders through identifying and avoiding financial, audit and corporate governance risks. Detailed information on Glass Lewis’s proxy voting guidelines is available under “Proxy Paper GuidelinesTM” from Glass Lewis at www.glasslewis.com/guidelines. The Proxy Voting Policies are designed to ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities. The Proxy Voting Policies address the Adviser’s oversight of Glass Lewis, as well as when securities on loan are recalled to participate in proxy votes, if applicable. Additionally, the Proxy Voting Policies address material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. In situations in which there is a conflict of interest between the interests of the Adviser or its affiliates and the interests of the Fund’s shareholders, the Adviser will take necessary actions to resolve the conflict and to protect the interests of shareholders.

II.	Oversight of Third Party Solicitation Firm. The Adviser has reviewed the principles and procedures employed by Glass Lewis in making recommendations on voting proxies on each issue presented, and has satisfied itself that Glass Lewis’s recommendations are (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders, and not serve other unrelated or improper interests. The Adviser shall review its determinations as to Glass Lewis at least annually.

III.	Record of Proxy Voting. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 will be available (1) without charge, upon request, by calling 1-888-843-7824, (2) on the Fund's website at www.GlobalXVenture.com, and (3) on the SEC’s website at www.sec.gov.

23

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company is presumed to “control” the company. To the knowledge of the Fund and except as noted below, as of July 31, 2026, no persons were deemed to control the Fund.

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Global X Management Company, Inc., a Delaware corporation and an affiliate of the Adviser, provided the initial capitalization of the Fund and owns 100% of the value of the outstanding interests in the Fund as of the date of this SAI. The address for Global X Management Company, Inc. is 605 Third Avenue, 43rd Floor, New York, New York 10158. For so long as Global X Management Company, Inc. has a greater than 25% interest in the Fund, it will be deemed to be a “control person” of the Fund for purposes of the 1940 Act. However, it is anticipated that once the Fund commences the public offering of Shares, Global X Management Company, Inc.’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

As of July 31, 2026, the Fund had not commenced its public offering and the officers and trustees of the Fund as a group beneficially owned no shares of the Fund.

24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 , is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

25

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, located at 425 Lexington Avenue, New York, NY 10017 and 900 G Street, N.W., Washington, D.C. 20001, acts as counsel to the Fund. Certain legal matters in connection with the common shares will be passed upon for the Fund by Morris, Nichols, Arsht & Tunnell LLP, located at 1201 North Market Street, Wilmington, Delaware 19899.

26

Global X Venture and Innovation Fund

Unaudited Financial Statements

For the period from April 1, 2026, through June 30, 2026

Schedule of Investments	June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund

	Shares	Value
EXCHANGE-TRADED FUND — 55.0%
Domestic Fixed Income — 55.0%
Global X 1-3 Month T-Bill ETF, Cl 3 (A)(B)	165,100	$16,566,134
TOTAL EXCHANGE-TRADED FUND (Cost $16,556,356)		16,566,134

DIRECT EQUITY — 44.3%
Diversified Financial Services — 20.1%
Kalshi, Inc. *(C),(D)	9,352	6,044,478

Aerospace & Defense — 16.2%
Space Exploration Technologies Corp., Cl A *(E)	28,490	4,867,802

Software — 8.0%
Databricks, Inc. *(C),(D)	10,526	1,999,940
Runway AI, Inc., Series E *(C),(D)	29,028	424,627
		2,424,567

TOTAL DIRECT EQUITY (Cost $8,424,347)		13,336,847

CASH EQUIVALENT — 1.1%
Dreyfus Government Cash Management, Cl Institutional, 3.540% (F) (Cost $322,964)	322,964	322,964
TOTAL CASH EQUIVALENT (Cost $322,964)		322,964
TOTAL INVESTMENTS — 100.4% (Cost $25,303,667)		30,225,945
OTHER ASSETS AND LIABILITIES, NET — (0.4)		(113,599)
NET ASSETS - 100%		$30,112,346

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund

*	Non-income producing security.
(A)	For financial information on the Global X 1-3 Month T-Bill ETF, please go to the Fund's website at https://www.globalxetfs.com/explore/.
(B)	Affiliated investment.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered restricted. The total market value of such securities as of June 30, 2026, was $8,469,045 and represented 28.1% of the Net Assets of the Fund.
(E)	Security is subject to a contractual lock-up or market standoff agreement and is valued at the unadjusted market price of the equity security. There are no circumstances that could cause the restriction to lapse.
(F)	The rate reported on the Schedule of Investments is the 7-day effective yield as of June 30, 2026.

The following is a summary of the level of inputs used as of June 30, 2026, in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange-Traded Fund	$16,566,134	$—	$—	$16,566,134
Direct Equity	4,867,802	—	8,469,045	13,336,847
Cash Equivalent	322,964	—	—	322,964
Total Investments in Securities	$21,756,900	$—	$8,469,045	$30,225,945

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Direct Equity
Balance as of March 31, 2026	$10,524,816
Accrued discounts/premiums	–
Realized gain/(loss)	–
Change in unrealized appreciation/(depreciation)	944,739
Purchases	–
Sales	–
Net transfer into Level 3	–
Net transfer out of Level 3	(3,000,510)
Ending Balance as of June 30, 2026	$8,469,045

For the period ended June 30, 2026, transfers in or out of Level 3 were due to the availability or lack of availability of observable inputs to determine fair value.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund

The following is a summary of Restricted Securities as of June 30, 2026. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board of Trustees. Additional information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Shares	Cost of Security	Fair Value at End of Period	% of Net Assets
Databricks, Inc.	Direct Equity	12/18/2025	10,526	$1,999,940	$1,999,940	6.6%
Kalshi, Inc.	Direct Equity	12/05/2025	9,352	2,999,792	6,044,478	20.1
Runway AI, Inc., Series E	Direct Equity	11/10/2025	29,028	424,627	424,627	1.4

The following is a summary of the Fund's transactions with affiliates advised by the Adviser for the period ended June 30, 2026. The table below shows transactions with such affiliate. For the purposes of the financial statements, the Fund considers the issuer listed in the table below to be an affiliated issuer. The underlying fund’s distributions may be reinvested into the underlying fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below:

Value 3/31/2026	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 6/30/2026	Income	Capital Gains
Global X 1-3 Month T-Bill ETF, Cl 3
$16,760,120	$602,221	$(791,487)	$(3,733)	$(987)	$16,566,134	$153,337	$—

Amounts designated as “—“ are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	June 30, 2026 (Unaudited)

Glossary (abbreviations which may be used in the preceding Schedule of Investments):

Fund Abbreviations
Cl — Class
ETF — Exchange-Traded Fund

Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund
Assets:
Cost of Investments	$8,424,347
Cost of Affiliated Investments	16,556,356
Cost of Cash Equivalents	322,964
Investments, at Value	$13,336,847
Affiliated Investments, at Value	16,566,134
Cash Equivalents, at Value	322,964
Prepaid Expenses	302,478
Dividend and Interest Receivable	905
Receivable due from Investment Adviser	79,934
Total Assets	30,609,262

Liabilities:
Professional Fees Payable	178,027
Pricing Fees Payable	139,753
Trustees' Fees Payable	53,333
Printing Fees Payable	16,208
Administration Fees Payable	11,507
Due to Custodian	1,226
Other Accrued Expenses	96,862
Total Liabilities	496,916
Net Assets	$30,112,346

Net Assets Consist of:
Paid-in Capital	$25,000,000
Total Distributable Earnings	5,112,346
Net Assets	$30,112,346

Class I
Net Assets	$30,112,346
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	2,500,000
Net Asset Value	$12.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the period April 1, 2026 through June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund
Investment Income:
Dividend Income, from Affiliated Investments	$153,337
Interest Income	2,555
Total Investment Income	155,892

Expenses:
Advisory Fees	151,695
Trustees' Fees	53,603
Administration Fees	34,904
Legal Fees	129,856
Offering Costs	105,149
Pricing Fees	89,753
Audit Fees	35,527
Custody Fees	18,699
Printing Fees	9,474
Insurance and Other Fees	6,528
Total Expenses	635,188

Less:
Waiver of Investment Advisory Fees	(151,695)
Reimbursement from Adviser	(329,487)
Total Waiver and Reimbursement	(481,182)
Net Expenses	154,006
Net Investment Income	1,886

Net Realized Gain (Loss) on:
Affiliated Investments	(987)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,812,031
Affiliated Investments	(3,733)
Net Change in Unrealized Appreciation (Depreciation)	2,808,298
Net Realized and Unrealized Gain (Loss)	2,807,311
Net Increase in Net Assets Resulting from Operations	$2,809,197

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Venture and Innovation Fund
	For the Period April 1, 2026 through June 30, 2026 (Unaudited)	For the Period Ended March 31, 2026(1)
Operations:
Net Investment Income	$1,886	$191,716
Net Realized Gain (Loss)	(987)	(2,547)
Net Change in Unrealized Appreciation (Depreciation)	2,808,298	2,113,980
Net Increase in Net Assets Resulting from Operations	2,809,197	2,303,149

Capital Share Transactions:

Class I
Proceeds from sale of shares	—	25,000,000
Increase in Net Assets from Capital Share Transactions	—	25,000,000
Total Increase in Net Assets	2,809,197	27,303,149

Net Assets:
Beginning of Period	27,303,149	—
End of Period	$30,112,346	$27,303,149

Share Transactions:

Class I
Proceeds from sale of shares	—	2,500,000

Net Increase in Shares Outstanding from Share Transactions	—	2,500,000

(1)	The Fund commenced investment operations on June 17, 2025.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

For the period April 1, 2026 through June 30, 2026 (Unaudited)

Global X Venture and Innovation Fund
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$2,809,197

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(2,999,988)
Proceeds from disposition of investment securities	2,999,988
Purchases of affiliated investment securities	(602,221)
Proceeds from disposition of affiliated investment securities	791,487

Net Realized (Gain) Loss on:
Investments	987

Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(2,808,298)

Changes in Assets:
Decrease in dividends and interest receivable	413
Decrease in receivable for investment securities	200,665
Increase in reimbursement from Adviser	(79,934)
Decrease in deferred offering costs	105,149
Increase in prepaid expenses	(302,478)

Changes in Liabilities:
Increase in due to custodian	1,226
Decrease in professional fees payable	(7,616)
Decrease in payable to Adviser	(101,978)
Decrease in custodian fees payable	(59,375)
Increase in trustees’ fees payable	2,360
Increase in pricing fees payable	89,753
Decrease in printing fees payable	(9,792)
Decrease in administration fee payable	(383)
Increase in other accrued expenses	77,182
Net cash provided by operating activities	106,344

Cash Flows from Financing Activities:
Proceeds from sale of shares	–
Payments from shares redeemed	–
Net cash provided by financing activities	–
Net change in cash	106,344
Cash and Cash Equivalents, Beginning of period	216,620
Cash and Cash Equivalents, End of period	$322,964

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Global X Venture and Innovation Fund, Class I Shares	June 30, 2026 (Unaudited)(1)		March 31, 2026(2)
Net Asset Value, Beginning of Period	$10.92		$10.00

Income (Loss) from Operations:
Net Investment Income*	–		0.08
Net Realized and Unrealized Gain	1.12		0.84
Total from Operations	1.12		0.92
Net Asset Value, End of Period	$12.04		$10.92
Total Return**	10.26%		9.20%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$30,112		$27,303
Ratio of Expenses to Average Net Assets	2.28	%†(3)	2.43	%†(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	9.41	%†(3)	17.00	%†(3)
Ratio of Net Investment Income to Average Net Assets	0.03	%†(4)	0.97	%†(4)
Portfolio Turnover Rate‡	13%		37%

*	Per share calculations were performed using average shares.
**	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
†	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	For the interim period from April 1, 2026 through June 30, 2026.
(2)	The Fund commenced investment operations on June 17, 2025.
(3)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(4)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.

Amounts designated as " --" have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

June 30, 2026 (Unaudited)

1. ORGANIZATION

Global X Venture and Innovation Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund was organized under Delaware law on September 21, 2023. The Fund commenced investment operations on June 17, 2025.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares of beneficial interest (“Shares”). The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund is offering four classes of Shares designated as Class A, Class U, Class S and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. As of June 30, 2026, only Class I Shares are outstanding.

Global X Management Company LLC (“Global X” or the “Adviser”) serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board”). The Adviser has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. To achieve its investment objective, the Fund will seek to invest primarily in public and private companies with exposure to emerging sectors with potential for accelerated growth (such sectors, the “Venture and Innovation Sectors”). Within the Venture and Innovation Sectors, the Investment Subadviser seeks to identify current and future category-leading companies with unique or disruptive product(s), demonstrated innovation and significant growth potential.

The Fund intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The terms of the repurchase offers will be approved by the Board on an annual basis. It is also possible that a repurchase offer may be oversubscribed, with the result that holders of Shares (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. The Fund expects to make its initial repurchase offer following the second full quarter after the effective date of the Fund’s registration statement.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements. Actual results could differ from those estimates.

INCOME TAXES – In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09, which is reflected in these financial statements.

VALUATION OF INVESTMENTS — The Board has approved procedures pursuant to which the Fund will value its investments. The Fund values securities for which market quotations are “readily available” at market value. All other securities and other assets are valued at “fair value” as determined in good faith by the Board. The Board has designated the Adviser and the Adviser's valuation committee to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the Investment Company Act. The Board oversees the Adviser’s implementation of the Fund’s valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The valuation committee may also consider inputs from the Investment Subadviser. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser, in conjunction with appropriate personnel of the subadviser, will value the Fund’s investments in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currencies exchange rates as of the reporting date. The exchange rates used by the Fund for valuation are captured as of the New York or London close each day.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by Global X Management Company LLC, the Funds' investment adviser (the "Adviser"), and approved by the Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “Valuation Designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a fair value committee (the “Committee”) of the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value a security if an event that may materially affect the value of a Fund’s security that is traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value (“NAV”). A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee.

The Fund may value its investments in the securities of private companies in the Venture and Innovation Sectors ("Venture Companies") based on recent transactions or the purchase price of such Venture Companies. Venture Company investments are initially recorded at the purchase price but held at that price only so long as the Valuation Designee determines the purchase price would be the sale price of the security in an orderly transaction between market participants as determined in accordance with requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund does not typically receive capital account statements with respect to its investments in the equity of Venture Companies. Venture Companies, however, do provide the Adviser with regular reporting, including financial statements, pro forma budgets and general company updates.

In fair valuing securities of Venture Companies, the Adviser may take into account various factors, as relevant, as provided for in the valuation policy, which may include: (i) market comparable statistics and public trading multiples; (ii) transaction activity; (iii) pending sales and potential exit transactions; (iv) discounted cash flow analysis; (v) cost; (vi) valuations provided in connection with recent funding rounds or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may also utilize independent third-party valuations.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (including quoted prices in nonactive markets, quoted prices for similar investments and fair value of investments for which the Fund has the ability to fully redeem tranches at NAV as of the measurement date or within the near term, and short-term investments valued at amortized cost); and

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, and fair value of investments for which the Fund does not have the ability to fully redeem tranches at NAV as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, reference the Schedule of Investments.

The unobservable inputs used to determine fair value of Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

The following table presents the significant unobservable inputs used in the valuation of instruments classified as Level 3 assets as of June 30, 2026. The disclosures also include qualitative information regarding the sensitivity of fair value measurements to changes in those inputs.

Asset	Fair Value at June 30, 2026	Valuation Approach	Significant Unobservable Inputs	Range	Weighted Average
Databricks, Inc.	$1,999,940	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 5.00%	N/A 1.36%
Kalshi, Inc.	6,044,478	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 3.01%	N/A 1.36%
Runway AI, Inc., Series E	424,627	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 3.01%	N/A 1.42%

Changes in significant unobservable inputs affect the fair value of Level 3 investments, with increases and decreases resulting in corresponding changes in valuation. Such changes could materially impact fair value at period end.

EXPENSES — The Adviser and Investment Subadviser bear all of their own costs incurred in providing investment advisory services to the Fund. The services of all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Advisers. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Advisory Agreement with the Adviser. The expense waivers are subject to recapture.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period April 1, 2026, through June 30, 2026, no waivers have been recaptured. The following amount is subject to recoupment:

Expiring March 2027	$—
Expiring March 2028	—
Expiring March 2029	1,874,816

CAPITAL STOCK — The Fund offers four classes of Shares on a continuous basis at the NAV per Share. The Fund's four classes of Shares shall be designated as “Class A Shares,” “Class U Shares,” “Class S Shares” and “Class I Shares.” The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Class A, Class U and Class S Shares is $500 with minimum subsequent investments of $100. The minimum initial investment by a Shareholder for Class I Shares is $500,000 with minimum subsequent investments of

$10,000. Subsequent purchases pursuant to the dividend reinvestment plan (“DRIP”) are not subject to a minimum purchase amount. The minimum balance requirement is $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares. Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s subscription. No upfront sales load will be paid with respect to Class U Shares, Class S Shares or Class I Shares, however, if you buy Class U Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for such Shares.

CASH — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

INCOME TAXES — The Fund intends to qualify annually as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. The Fund will evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold will be recorded as a tax benefit or expense in the current year.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

OFFERING AND ORGANIZATIONAL COSTS — The Fund’s offering costs of $492,044, which have been incurred through June 17, 2025, and any additional offering costs incurred prior to the commencement of operations, have been and will continue to be paid by the Adviser. These costs are subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement after the Fund commences operations. Offering costs consist primarily of legal fees in connection with the preparation of the initial registration statement and related filings. The Fund treats offering costs as deferred charges until the Fund commences its public offering and thereafter will amortize such costs into expense over a 12-month period using the straight-line method. The Fund is not expected to have to reimburse the Adviser for such expenses.

The Fund's organizational costs of $1,087,880, which have been incurred through June 17, 2025, and any additional organizational costs incurred prior to the commencement of operations, have been and will continue to be paid by the Adviser. These costs are subject to recoupment in accordance with the Fund’s expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”, as further discussed in Note 3) after the Fund commences operations. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred. The Fund is not expected to have to reimburse the Adviser for such expenses.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT — The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser agrees to waive, absorb or reimburse all expenses incurred in the business of the Fund (each, a “Waiver”), including organizational and offering costs, but excluding: (i) the Management Fee, (ii) distribution and/or servicing fees, (iii) sub-transfer agency, sub-accounting and shareholder servicing fees, (iv) dividend and interest expenses relating to short sales, (v) merger or reorganization expenses, (vi) shareholder meetings expenses, (vii) litigation expenses and (viii) extraordinary expenses (the “Expense Limitation”). Unless sooner terminated by the Board, this Expense Limitation and Reimbursement Agreement will have a term ending one year from the effectiveness of the Fund's registration statement. This Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees and by the Adviser. This Expense Limitation and Reimbursement Agreement may be terminated at any time, and without payment of any penalty, by the Trustees, on behalf of the Fund, upon thirty (30) days' written notice to the Adviser. This Expense Limitation and Reimbursement Agreement may not be terminated by the Adviser without the consent of the Trustees. For a period not to exceed three years from the date on which a Waiver is made by the Adviser, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. To the extent that such repayment is due, it shall be made as promptly as possible, in conjunction with the next succeeding payment of the Management Fee to the Adviser. To the extent that the full amount of such waived amount or expense paid cannot be repaid as provided in the previous sentence within such applicable three-year period, such repayment obligation shall be extinguished.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

COMMITMENTS AND CONTINGENCIES — The Fund indemnifies the officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, the Fund considers the risk of loss from such potential claims to be remote.

SEGMENT REPORTING — The Fund adopted FASB Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”) upon commencement of operations, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund’s adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Adviser’s Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly, in arrears, at the annual rate of 2.25% of the average daily value of the Fund’s net assets. The Adviser has voluntarily agreed to waive the Management Fee until such time as the Fund has third-party investors. The Investment Subadviser is an affiliate of Global X. The Investment Subadviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) pursuant to which it identifies investment opportunities for the Fund.

Pursuant to the Subadvisory Agreement, and in consideration of the subadvisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to a subadvisory fee paid monthly, in arrears, by the Adviser out of the Management Fee received from the Fund. The subadvisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — Global X Management Company LLC (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

The Bank of New York Mellon (the “Transfer Agent”) serves as the Fund’s Transfer Agent pursuant to a transfer agency agreement.

SEI Investments Distribution Co. (the “Distributor”), serves as the Fund's distributor pursuant to distribution agreement, whereby the Distributor acts as the principal underwriter for the Fund’s shares. SEI Investments Global Funds Services (“SEI”) serves as sub-administrator (the “Sub-Administrator”) to the Fund. As Sub-Administrator, SEI provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees.

SEED CAPITAL TRANSACTION — Global X Management Company, Inc., a Delaware corporation and an affiliate of the Adviser, provided initial seed capital to the Fund and owns 100% of the value of the outstanding interests in the Fund as of June 30, 2026.

4. INVESTMENT TRANSACTIONS

For the period April 1, 2026, through June 30, 2026, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government, and short-term securities were:

Purchases	$3,602,209
Sales	3,791,475

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

5. TAX INFORMATION

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute annually at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted March 31 as its tax year end.

6. RISKS

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund is expected to hold illiquid securities, which may result in the Fund being unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S.

Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Changes in Trade Negotiations: In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

6. RISKS (continued)

Privately Placed Securities Risk: Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Risks Related to Venture Company Investments: Venture Companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Venture Companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render these companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Venture Companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. Venture Companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. In addition, investments in Venture Companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of these investments in a timely manner.

Non-Diversified Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

6. RISKS (continued)

Illiquid Securities Risk: The Fund expects to primarily invest in illiquid securities which are not readily marketable. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Private Funds Risk: The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the manager’s or general partner’s of a Private Fund (a “Private Fund Manager”) ability to maintain operations, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their services providers from liability, damages, costs or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Advisers’ ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes.

Focus Risk: Because the Fund focuses its investments in securities of companies in a group of industries in the technology sector, the Fund’s performance will be particularly susceptible to adverse events impacting such industries and sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in these industries and sector.

Risks Related to Investing in the Technology Sector: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Accordingly, the Fund’s performance will be particularly susceptible to adverse events impacting the technology sector, which may include, but are not limited to, the following: rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

6. RISKS (continued)

Early-stage Companies Risk: Early-stage private companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk: Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

Risks Related to Investing in Artificial Intelligence Companies: Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Artificial Intelligence Companies typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will be successful. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Risks Related to Investing in Space Technology Companies: Space Technology Companies are subject to a wide range of unique and evolving risks. These businesses often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Notes to Financial Statements (Continued)

June 30, 2026 (Unaudited)

6. RISKS (continued)

Liquid Investments Risk: Certain types of investments the Fund makes in Liquid Investments are subject to the risks below.

•        ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, market trends and general economic conditions. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

•        Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

•        Preferred Securities Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.

7. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the following paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

FINANCIAL STATEMENTS

Global X Venture and Innovation Fund

Financial Statements

For the period from June 17, 2025 through March 31, 2026

With Report of Independent Registered Public Accounting Firm

Schedule of Investments	March 31, 2026

Global X Venture and Innovation Fund

		Shares	Value
EXCHANGE-TRADED FUND — 61.4%
Domestic Fixed Income — 61.4%
Global X 1-3 Month T-Bill ETF, Cl 3 (A)(B)	167,000	167,000		$16,760,120
TOTAL EXCHANGE-TRADED FUND (Cost $16,746,609)			16,760,120

DIRECT EQUITY — 38.5%
Diversified Financial Services — 18.6%
Kalshi, Inc. *(C),(D)	9,352	9,352		5,099,739

Aerospace & Defense — 11.0% Space Exploration Technologies Corp. *(C),(D)	5,698	5,698		3,000,510

Software — 8.9%
Databricks, Inc. *(C),(D)	10,526	10,526		1,999,940
Runway AI, Inc., Series E *(C),(D)	29,028	29,028		424,627
				2,424,567
TOTAL DIRECT EQUITY (Cost $8,424,347)				10,524,816

CASH EQUIVALENT (E) — 0.8%
Dreyfus Government Cash Management, Cl Institutional, 3.530% (E) (Cost $216,620)	216,620	216,620		216,620
TOTAL CASH EQUIVALENT (Cost $216,620)				216,620
TOTAL INVESTMENTS — 100.7% (Cost $25,387,576)				27,501,556
OTHER ASSETS AND LIABILITIES, NET — (0.7%)				(198,407)
NET ASSETS - 100%				$27,303,149

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2026

Global X Venture and Innovation Fund

*	Non-income producing security.
(A)	For financial information on the Global X 1-3 Month T-Bill ETF, please go to the Fund's website at https://www.globalxetfs.com/explore/.
(B)	Affiliated investment.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Securities considered restricted. The total market value of such securities as of March 31, 2026 was $10,524,816 and represented 38.5% of the Net Assets of the Fund.
(E)	The rate reported on the Schedule of Investments is the 7-day effective yield as of March 31, 2026.

The following is a summary of the level of inputs used as of March 31, 2026, in valuing the Fund's investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange-Traded Fund	$16,760,120	$—	$—	$16,760,120
Direct Equity	—	—	10,524,816	10,524,816
Cash Equivalent	216,620	—	—	216,620
Total Investments in Securities	$16,976,740	$—	$10,524,816	$27,501,556

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Direct Equity
Balance as of June 17, 2025	$–
Accrued discounts/premiums	–
Realized gain/(loss)	–
Change in unrealized appreciation/(depreciation)	2,100,469
Purchases	8,424,347
Sales	–
Net transfer into Level 3	–
Net transfer out of Level 3	–
Ending Balance as of March 31, 2026	$10,524,816

For the period ended March 31, 2026, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2026

Global X Venture and Innovation Fund

The following is a summary of Restricted Securities as of March 31, 2026. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Shares	Cost of Security	Fair Value at End of Period	% of Net Assets
Databricks, Inc.	Direct Equity	12/18/2025	10,526	$1,999,940	$1,999,940	7.3%
Kalshi, Inc.	Direct Equity	12/05/2025	9,352	2,999,792	5,099,739	18.7
Runway AI, Inc., Series E	Direct Equity	11/10/2025	29,028	424,627	424,627	1.5
Space Exploration Technologies Corp.	Direct Equity	12/19/2025	5,698	2,999,988	3,000,510	11.0

The following is a summary of the Fund's transactions with affiliates advised by the Adviser for the period ended March 31, 2026. The table below shows transactions with such affiliate. For the purposes of the financial statements, the Fund considers the issuer listed in the table below to be an affiliated issuer. The underlying fund’s distributions may be reinvested into the underlying fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below:

Value	Purchases	Proceeds	Change in Unrealized Appreciation	Realized Gain	Value
6/17/2025	at Cost	from Sales	(Depreciation)	(Loss)	3/31/2026	Income	Capital Gains
Global X 1-3 Month T-Bill ETF, Cl 3
$—	$25,927,250	$(9,178,094)	$13,511	$(2,547)	$16,760,120	$654,315	$—

Amounts designated as “—“ are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	March 31, 2026

Glossary (abbreviations which may be used in the preceding Schedule of Investments):

Fund Abbreviations
Cl — Class
ETF — Exchange-Traded Fund

Statement of Assets and Liabilities

March 31, 2026

Global X Venture and Innovation Fund
Assets:
Cost of Investments	$8,424,347
Cost of Affiliated Investments	16,746,609
Cost of Cash Equivalents	216,620
Investments, at Value	$10,524,816
Affiliated Investments, at Value	16,760,120
Cash Equivalents, at Value	216,620
Receivable for Investment Securities Sold	200,665
Deferred Offering Costs	105,149
Dividend and Interest Receivable	1,318
Total Assets	27,808,688

Liabilities:
Professional Fees Payable	185,643
Payable to Adviser	101,978
Custodian Fees Payable	59,375
Trustees' Fees Payable	50,973
Pricing Fees Payable	50,000
Printing Fees Payable	26,000
Administration Fees Payable	11,890
Other Accrued Expenses	19,680
Total Liabilities	505,539
Net Assets	$27,303,149

Net Assets Consist of:
Paid-in Capital	$25,000,000
Total Distributable Earnings	2,303,149
Net Assets	$27,303,149

Class I
Net Assets	$27,303,149
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	2,500,000
Net Asset Value	$10.92

The accompanying notes are an integral part of the financial statements.

Statement of Operations

For the period ended March 31, 2026

Global X
Venture and
Innovation
Fund (1)
Investment Income:
Dividend Income, from Affiliated Investments	$654,315
Interest Income	18,128
Total Investment Income	672,443

Expenses:
Advisory Fees	443,285
Trustees' Fees	200,000
Administration Fees	48,099
Organizational Costs	1,087,880
Legal Fees	987,149
Offering Costs	386,895
Custody Fees	59,375
Audit Fees	50,000
Pricing Fees	50,000
Printing Fees	26,000
Insurance and Other Fees	22,825
Total Expenses	3,361,508

Less:
Waiver of Investment Advisory Fees	(443,285)
Reimbursement from Adviser	(2,437,496)
Total Waiver and Reimbursement	(2,880,781)
Net Expenses	480,727
Net Investment Income	191,716
Net Realized Gain (Loss) on:
Affiliated Investments	(2,547)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,100,469
Affiliated Investments	13,511

Net Change in Unrealized Appreciation (Depreciation)	2,113,980
Net Realized and Unrealized Gain (Loss)	2,111,433
Net Increase in Net Assets Resulting from Operations	$2,303,149

(1) The Fund commenced investment operations on June 17, 2025.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Global X Venture and Innovation Fund
Period Ended March 31, 2026(1)
Operations:
Net Investment Income	$191,716
Net Realized Gain (Loss)	(2,547)
Net Unrealized Appreciation (Depreciation)	2,113,980
Net Increase in Net Assets Resulting from Operations	2,303,149

Capital Share Transactions:

Class I
Proceeds from sale of shares	25,000,000
Increase in Net Assets from Capital Share Transactions	25,000,000
Total Increase in Net Assets	27,303,149

Net Assets:
Beginning of Period	—
End of Period	$27,303,149
Share Transactions:
Class I
Proceeds from sale of shares	2,500,000
Net Increase in Shares Outstanding from Share Transactions	2,500,000

(1)	The Fund commenced investment operations on June 17, 2025.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

For the period ended March 31, 2026

Global X Venture and Innovation Fund

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$2,303,149
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(8,424,347)
Proceeds from disposition of investment securities	–
Purchases of affiliated investment securities	(25,927,250)
Proceeds from disposition of affiliated investment securities	9,178,094

Net Realized (Gain) Loss on:
Investments	2,547

Net Change in Unrealized (Appreciation) Depreciation on:
Investments	(2,113,980)

Changes in Assets:
Increase in dividends and interest receivable	(1,318)
Increase in receivable for investment securities	(200,665)
Increase in deferred offering costs	(105,149)

Changes in Liabilities:
Increase in professional fees payable	185,643
Increase in payable to Adviser	101,978
Increase in custodian fees payable	59,375
Increase in trustees’ fees payable	50,973
Increase in pricing fees payable	50,000
Increase in printing fees payable	26,000
Increase in administration fee payable	11,890
Increase in other accrued expenses	19,680
Net cash used in operating activities	(24,783,380)
Cash Flows from Financing Activities:
Proceeds from sale of shares	25,000,000
Payments from shares redeemed	–
Net cash provided by financing activities	25,000,000
Net change in cash	216,620
Cash and Cash Equivalents, Beginning of period	–
Cash and Cash Equivalents, End of period	$216,620

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

Global X Venture and Innovation Fund, Class I Shares	Period Ended March 31, 2026(1)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Operations:

Net Investment Income*	0.08
Net Realized and Unrealized Gain	0.84
Total from Operations	0.92
Net Asset Value, End of Period	$10.92
Total Return**	9.20%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$27,303
Ratio of Expenses to Average Net Assets	2.43	%†(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	17.00	%†(2)
Ratio of Net Investment Income to Average Net Assets	0.97	%†(3)
Portfolio Turnover Rate‡	37%

*	Per share calculations were performed using average shares.
**	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
†	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced investment operations on June 17, 2025.
(2)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(3)	Net investment income ratios do not reflect the proportionate share of income and expenses of the underlying funds in which the fund invests.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

March 31, 2026

1. ORGANIZATION

Global X Venture and Innovation Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund was organized under Delaware law on September 21, 2023. The Fund commenced investment operations on June 17, 2025.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares of beneficial interest (“Shares”). The Fund has received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to offer multiple classes of Shares. The Fund is offering four classes of Shares designated as Class A, Class U, Class S and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. As of March 31, 2026, only Class I Shares are outstanding.

Global X Management Company LLC (“Global X” or the “Adviser”) serves as the investment adviser to the Fund, subject to the general oversight of the Fund’s Board of Trustees (the “Board”). The Adviser has engaged Mirae Asset Global Investments (USA) LLC (“Mirae” or the “Investment Subadviser” and, together with the Adviser, the “Advisers”) to provide day-to-day management of the Fund’s portfolio, subject to the supervision of the Adviser.

The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. To achieve its investment objective, the Fund will seek to invest primarily in public and private companies with exposure to emerging sectors with potential for accelerated growth (such sectors, the “Venture and Innovation Sectors”). Within the Venture and Innovation Sectors, the Investment Subadviser seeks to identify current and future category-leading companies with unique or disruptive product(s), demonstrated innovation and significant growth potential.

The Fund intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund’s Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the 1940 Act. In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The terms of the repurchase offers will be approved by the Board on an annual basis. It is also possible that a repurchase offer may be oversubscribed, with the result that holders of Shares (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. The Fund expects to make its initial repurchase offer following the second full quarter after the effective date of the Fund’s registration statement.

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board (“FASB”).

USE OF ESTIMATES – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities in these financial statements. Actual results could differ from those estimates.

INCOME TAXES – In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09, which is reflected in these financial statements.

VALUATION OF INVESTMENTS — The Board has approved procedures pursuant to which the Fund will value its investments. The Fund values securities for which market quotations are “readily available” at market value. All other securities and other assets are valued at “fair value” as determined in good faith by the Board. The Board has designated the Adviser and the Adviser's valuation committee to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the Investment Company Act. The Board oversees the Adviser’s implementation of the Fund’s valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The valuation committee may also consider inputs from the Investment Subadviser. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser, in conjunction with appropriate personnel of the subadviser, will value the Fund’s investments in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currencies exchange rates as of the reporting date. The exchange rates used by the Fund for valuation are captured as of the New York or London close each day.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by Global X Management Company LLC, the Funds' investment adviser (the "Adviser"), and approved by the Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “Valuation Designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a fair value committee (the “Committee”) of the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, the Fund may fair value a security if an event that may materially affect the value of a Fund’s security that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its net asset value (“NAV”). A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee.

The Fund may value its investments in the securities of private companies in the Venture and Innovation Sectors ("Venture Companies") based on recent transactions or the purchase price of such Venture Companies. Venture Company investments are initially recorded at the purchase price but held at that price only so long as the Valuation Designee determines the purchase price would be the sale price of the security in an orderly transaction between market participants as determined in accordance with requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund does not typically receive capital account statements with respect to its investments in the equity of Venture Companies. Venture Companies, however, do provide the Adviser with regular reporting, including financial statements, pro forma budgets and general company updates.

In fair valuing securities of Venture Companies, the Adviser may take into account various factors, as relevant, as provided for in the valuation policy, which may include: (i) market comparable statistics and public trading multiples; (ii) transaction activity; (iii) pending sales and potential exit transactions; (iv) discounted cash flow analysis; (v) cost; (vi) valuations provided in connection with recent funding rounds or (vii) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may also utilize independent third-party valuations.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (including quoted prices in nonactive markets, quoted prices for similar investments and fair value of investments for which the Fund has the ability to fully redeem tranches at NAV as of the measurement date or within the near term, and short-term investments valued at amortized cost); and

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, and fair value of investments for which the Fund does not have the ability to fully redeem tranches at NAV as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, reference the Schedule of Investments.

The unobservable inputs used to determine fair value of Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

The following table presents the significant unobservable inputs used in the valuation of instruments classified as Level 3 assets as of March 31, 2026. The disclosures also include qualitative information regarding the sensitivity of fair value measurements to changes in those inputs.

Asset	Fair Value at March 31, 2026	Valuation Approach	Significant Unobservable Inputs	Range	Weighted Average
Databricks, Inc.	$1,999,940	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 5.00%	N/A 1.36%

Kalshi, Inc.	5,099,739	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 3.01%	N/A 1.36%

Runway AI, Inc., Series E	424,627	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 3.01%	N/A 1.42%

Space Exploration Technologies Corp.	3,000,510	Market Approach	Precedent Transactions Market Movement	N/A 0.38% - 3.01%	N/A 1.37%

Changes in significant unobservable inputs affect the fair value of Level 3 investments, with increases and decreases resulting in corresponding changes in valuation. Such changes could materially impact fair value at period end.

EXPENSES — The Adviser and Investment Subadviser bear all of their own costs incurred in providing investment advisory services to the Fund. The services of all investment professionals and staff of the Advisers, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Advisers. The Fund bears all other costs and expenses of its operations and transactions as set forth in its Advisory Agreement with the Adviser. The expense waivers are subject to recapture.

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For the period ended March 31, 2026, no waivers have been recaptured. The following amount is subject to recoupment:

Expiring March 2027	$—
Expiring March 2028	—
Expiring March 2029	2,437,496

CAPITAL STOCK — The Fund offers four classes of Shares on a continuous basis at the NAV per Share. The Fund's four classes of Shares shall be designated as “Class A Shares,” “Class U Shares,” “Class S Shares” and “Class I Shares.” The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per share. The minimum initial investment by a Shareholder for Class A, Class U and Class S Shares is $500 with minimum subsequent investments of $100. The minimum initial investment by a Shareholder for Class I Shares is $500,000 with minimum subsequent investments of $10,000. Subsequent purchases pursuant to the dividend reinvestment plan (“DRIP”) are not subject to a minimum purchase amount. The minimum balance requirement is $500 with respect to Class A Shares, Class U Shares and Class S Shares, and $250,000 with respect to Class I Shares. Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s subscription. No upfront sales load will be paid with respect to Class U Shares, Class S Shares or Class I Shares, however, if you buy Class U Shares or Class S Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for such Shares.

CASH — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

INCOME TAXES — The Fund intends to qualify annually as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. The Fund will evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold will be recorded as a tax benefit or expense in the current year.

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

OFFERING AND ORGANIZATIONAL COSTS — The Fund’s offering costs of $492,044, which have been incurred through June 17, 2025, and any additional offering costs incurred prior to the commencement of operations, have been and will continue to be paid by the Adviser. These costs are subject to recoupment in accordance with the Expense Limitation and Reimbursement Agreement after the Fund commences operations. Offering costs consist primarily of legal fees in connection with the preparation of the initial registration statement and related filings. The Fund treats offering costs as deferred charges until the Fund commences its public offering and thereafter will amortize such costs into expense over a 12-month period using the straight-line method. The Fund is not expected to have to reimburse the Adviser for such expenses.

The Fund's organizational costs of $1,087,880, which have been incurred through June 17, 2025, and any additional organizational costs incurred prior to the commencement of operations, have been and will continue to be paid by the Adviser. These costs are subject to recoupment in accordance with the Fund’s expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”, as further discussed in Note 3) after the Fund commences operations. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expenses organizational costs as incurred. The Fund is not expected to have to reimburse the Adviser for such expenses.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT — The Adviser has entered into an amended and restated expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser agrees to waive, absorb or reimburse all expenses incurred in the business of the Fund (each, a “Waiver”), including organizational and offering costs, but excluding: (i) the Management Fee, (ii) distribution and/or servicing fees, (iii) sub-transfer agency, sub-accounting and shareholder servicing fees, (iv) dividend and interest expenses relating to short sales, (v) merger or reorganization expenses, (vi) shareholder meetings expenses, (vii) litigation expenses and (viii) extraordinary expenses (the “Expense Limitation”). Unless sooner terminated by the Board, this Expense Limitation and Reimbursement Agreement will have a term ending one year from the effectiveness of the Fund's registration statement. This Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter, provided that such continuance is specifically approved at least annually by a majority of the Trustees and by the Adviser. This Expense Limitation and Reimbursement Agreement may be terminated at any time, and without payment of any penalty, by the Trustees, on behalf of the Fund, upon thirty (30) days' written notice to the Adviser. This Expense Limitation and Reimbursement Agreement may not be terminated by the Adviser without the consent of the Trustees. For a period not to exceed three years from the date on which a Waiver is made by the Adviser, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. To the extent that such repayment is due, it shall be made as promptly as possible, in conjunction with the next succeeding payment of the Management Fee to the Adviser. To the extent that the full amount of such waived amount or expense paid cannot be repaid as provided in the previous sentence within such applicable three-year period, such repayment obligation shall be extinguished.

Notes to Financial Statements (Continued)

March 31, 2026

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

COMMITMENTS AND CONTINGENCIES — The Fund indemnifies the officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown. However, the Fund considers the risk of loss from such potential claims to be remote.

SEGMENT REPORTING — The Fund adopted FASB Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”) upon commencement of operations, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole, thereby enabling better understanding of how an entity’s segments impact overall performance. The Fund’s adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Adviser’s Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS

INVESTMENT ADVISORY AGREEMENT — In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly, in arrears, at the annual rate of 2.25% of the average daily value of the Fund’s net assets. The Adviser has voluntarily agreed to waive the Management Fee until such time as the Fund has third-party investors. The Investment Subadviser is an affiliate of Global X. The Investment Subadviser has entered into a subadvisory agreement (the “Subadvisory Agreement”) pursuant to which it identifies investment opportunities for the Fund.

Notes to Financial Statements (Continued)

March 31, 2026

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

Pursuant to the Subadvisory Agreement, and in consideration of the subadvisory services provided by the Investment Subadviser to the Fund, the Investment Subadviser is entitled to a subadvisory fee paid monthly, in arrears, by the Adviser out of the Management Fee received from the Fund. The subadvisory fee is paid by the Adviser to the Investment Subadviser and not by the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT — Global X Management Company LLC (the “Administrator”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including audit, certain custody, portfolio accounting, legal, transfer agency and printing costs.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian pursuant to a custody agreement.

The Bank of New York Mellon (the “Transfer Agent”) serves as the Fund’s Transfer Agent pursuant to a transfer agency agreement.

SEI Investments Distribution Co. (the “Distributor”), serves as the Fund's distributor pursuant to distribution agreement, whereby the Distributor acts as the principal underwriter for the Fund’s shares. SEI Investments Global Funds Services (“SEI”) serves as sub-administrator (the “Sub-Administrator”) to the Fund. As Sub-Administrator, SEI provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. As compensation for these services, the Sub-Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees.

SEED CAPITAL TRANSACTION — Global X Management Company, Inc., a Delaware corporation and an affiliate of the Adviser, provided initial seed capital to the Fund and owns 100% of the value of the outstanding interests in the Fund as of March 31, 2026.

Notes to Financial Statements (Continued)

March 31, 2026

4. INVESTMENT TRANSACTIONS

For the fiscal period from June 17, 2025, the commencement of investment operations, and ended March 31, 2026, the purchases and sales of investments in securities, excluding in-kind transactions, long-term U.S. Government, and short-term securities were:

Purchases	$34,351,597
Sales	9,178,094

5. TAX INFORMATION

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute annually at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted March 31 as its tax year end.

6. RISKS

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Market Risk: Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. The Fund is expected to hold illiquid securities, which may result in the Fund being unable to transact at advantageous times or prices, which may decrease the Fund’s returns. In addition, there is a risk that policy changes by central governments and governmental agencies, including the U.S.

Federal Reserve or the European Central Bank, which could include increasing interest rates, could cause increased volatility in financial markets and which could have a negative impact on the Fund. Furthermore, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments.

Notes to Financial Statements (Continued)

March 31, 2026

6. RISKS (continued)

Changes in Trade Negotiations: In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Privately Placed Securities Risk: Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Risks Related to Venture Company Investments: Venture Companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Venture Companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render these companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Venture Companies may also include companies that are experiencing, or are expected to experience, financial difficulties which may never be overcome. Venture Companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel. In addition, investments in Venture Companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of these investments in a timely manner.

Notes to Financial Statements (Continued)

March 31, 2026

6. RISKS (continued)

Non-Diversified Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Illiquid Securities Risk: The Fund expects to primarily invest in illiquid securities which are not readily marketable. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Private Funds Risk: The Fund’s investments in Private Funds subject it to the risks associated with direct ownership of the securities in which the underlying funds invest. Private Funds are also subject to operational risks, such as the manager’s or general partner’s of a Private Fund (a “Private Fund Manager”) ability to maintain operations, including back office functions, property management, accounting, administration, risk management, valuation services and reporting. The Fund may be required to indemnify certain of the Private Funds and/or their services providers from liability, damages, costs or expenses. In addition, the Fund, as a holder of securities issued by the Private Funds, will bear its pro rata portion of such Private Fund’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund’s investments in Private Funds may be subject to investment lock-up periods, during which the Fund may not be able to withdraw its investment. Even if the Fund’s investment in a Private Fund is not subject to lock-up, it will take a significant amount of time to redeem or otherwise liquidate such a position. Such withdrawal limitations may also restrict the Advisers’ ability to reallocate or terminate investments in Private Funds that are poorly performing or have otherwise had adverse changes.

Focus Risk: Because the Fund focuses its investments in securities of companies in a group of industries in the technology sector, the Fund’s performance will be particularly susceptible to adverse events impacting such industries and sector, which may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand, competition for resources, adverse labor relations, political or world events, obsolescence of technologies, and increased competition or new product introductions that may affect the profitability or viability of companies in these industries and sector.

Notes to Financial Statements (Continued)

March 31, 2026

6. RISKS (continued)

Risks Related to Investing in the Technology Sector: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. Accordingly, the Fund’s performance will be particularly susceptible to adverse events impacting the technology sector, which may include, but are not limited to, the following: rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Early-stage Companies Risk: Early-stage private companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early-stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Medium- and Late-Stage Companies Risk: Medium- and late-stage private companies, while typically further along in developing their products and market presence, still encounter significant risks. These companies may require substantial additional financing to scale operations, expand into new markets, or sustain growth, with no guarantee that such financing will be available on favorable terms. Although they may have validated their business models to some extent, they are still subject to the uncertainties of market acceptance and competition, which can impact profitability and growth prospects. Additionally, as they prepare for potential public offerings or acquisition exits, these companies may face increased scrutiny and regulatory challenges that can affect their valuation and strategic flexibility.

Risks Related to Investing in Artificial Intelligence Companies: Artificial Intelligence Companies typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Artificial Intelligence Companies typically engage in significant amounts of spending on research and development and there is no guarantee that the products or services produced by these companies will be successful. In addition, artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology.

Risks Related to Investing in Space Technology Companies: Space Technology Companies are subject to a wide range of unique and evolving risks. These businesses often operate in highly regulated markets, where changes in domestic and foreign government policy, defense budgets, procurement cycles, and export controls can materially affect operations and demand. Many such companies are reliant on a limited number of large government or commercial contracts, and the loss, delay, or renegotiation of such contracts may have a significant adverse impact on financial performance.

Notes to Financial Statements (Continued)

March 31, 2026

6. RISKS (continued)

Liquid Investments Risk: Certain types of investments the Fund makes in Liquid Investments are subject to the risks below.

• ETF Risk: Investments in ETFs are subject to market and selection risk. As a result of these investments, Shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF. An ETF may represent a portfolio of securities, or may use derivatives in pursuit of its stated objective. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities held by the ETF, although a lack of liquidity in an ETF could result in it being more volatile. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Equity Securities Risk: Equity securities are subject to changes in value, and their values may be more volatile than other asset classes, as a result of such factors as a company’s business performance, investor perceptions, market trends and general economic conditions. Equity investments can experience failures or substantial declines in value at any stage. Equity holders generally have an inferior rank to debt holders, and are thus exposed to higher risks.

• Common Stock Risk: Common stocks represent an ownership interest in a company. Common stocks and similar equity securities are more volatile and riskier than some other forms of investment.

• Preferred Securities Risk: Preferred stock may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred stock generally pays dividends only after the issuer makes required payments to holders of its bonds and other debt. Additionally, in certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. Preferred stock may be less liquid than many other types of securities, such as common stock, and generally provides no voting rights with respect to the issuer. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. As interest rates rise, the value of the preferred stocks held by the Fund are likely to decline.

Notes to Financial Statements (Concluded)

March 31, 2026

7. SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures (other than what is disclosed in the following paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of June 18, 2026.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Global X Venture and Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global X Venture and Innovation Fund (the "Fund") as of March 31, 2026, the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the period June 17, 2025 (commencement of operations) through March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period June 17, 2025 (commencement of operations) through March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, and direct equity issuer. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 18, 2026

We have served as the auditor of one or more investment companies in Global X Funds since 2016.

605 3rd Avenue, 43rd Floor
New York, NY 10158

1-888-493-8631

www.globalxetfs.com

Investment Adviser and Administrator:
 Global X Management Company LLC
605 3rd Avenue, 43rd Floor

New York, NY 10158

Investment Subadviser:

Mirae Asset Global Investments (USA) LLC
1212 Avenue of the Americas, 10th Floor
New York, NY 10036

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Sub-Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive

Oaks, PA 19456

Fund Counsel:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue

New York, NY 10017

Custodian and Transfer Agent:

The Bank of New York Mellon
240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP
Two Commerce Square

Suite 1800

2001 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: The unaudited and audited financial statements, including the notes thereto, are filed herewith.

(2)	Exhibits:

(a)	(1)	Amended and Restated Certificate of Trust(3)

(3)	Amended and Restated Agreement and Declaration of Trust(1)

(b)	By-laws(1)

(c)	Not applicable.

(d)	Multiple Class Plan Pursuant to Rule 18f-3(4)

(e)	Dividend Reinvestment Plan(1)

(f)	Not applicable.

(g)	(1)	Form of Investment Management Agreement(2)

(2)	Form of Investment Sub-Advisory Agreement(2)

(h)	(1) Form of Distribution Agreement(2)

(2)	Form of Sub-Distribution Agreement(3)

(3)	Distribution and Service Plan(4)

(i)	Not applicable.

(j)	Form of Custody Agreement(2)

(k)	(1)	Form of Transfer Agency and Shareholder Services Agreement(2)

(2)	Form of Administration Agreement(2)

(3)	Form of Sub-Administration Agreement(2)

(4)	Amended and Restated Expense Limitation and Reimbursement Agreement(4)

(5)	Form of Affiliate Fund Waiver Agreement(2)

(l)	Opinion of Counsel(4)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(4)

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1)	Code of Ethics of the Registrant(1)

(2)	Code of Ethics of the Adviser(1)

(3)	Code of Ethics of the Sub-Adviser(1)

(4)	Code of Ethics of the Distributor(1)

(s)	Not applicable.

(t)	(1)	Powers of Attorney(1)

(2)	Powers of Attorney(4)

(1) Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-280711), filed May 28, 2025.

(2) Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-280711), filed November 21, 2025.

(3) Incorporated by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-280711), filed April 28, 2026.

(4) Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

The information in the Statement of Additional Information under the headings “Control Persons and Principal Shareholders” and “Trustees and Officers of the Fund” is incorporated by reference.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of July 31, 2026 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Class I Shares	1

Item 30. Indemnification

Reference is made to Article IX of the Registrant’s Amended and Restated Declaration of Trust. The Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act, may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

Global X Management Company LLC serves as investment adviser for the Registrant. The principal address of the Adviser is 605 Third Avenue, 43rd Floor, New York, NY 10158. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Set forth below is a list of officers and directors of Global X Management Company LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The information below is provided as of July 31, 2026.

Name and Position	Principal Business(es) During the Last Two Fiscal Years
Ryan O’Connor, Chief Executive Officer	Chief Executive Officer, Global X (since 4/2024); Global Head of ETF Product, Goldman Sachs Asset Management (2021-2024)
Joseph Costello, Chief Compliance Officer	Chief Compliance Officer, Global X (since 9/2016)
Alex Ashby, Chief Operating Officer	Chief Operating Officer, Global X (since 11/2023); Head of Product Development, Global X (2019-2024)
Eric Olsen, Treasurer and Head of Finance & Business Management	Head of Finance & Business Management, Global X (since 4/2024); Director of Accounting, SEI Investment Manager Services (2021 to 4/2024)
Jasmin Ali, General Counsel	General Counsel, Global X (since 6/2024); Associate, Simpson Thacher & Bartlett LLP (2021 to 6/2024)

Mirae Asset Global Investments (USA) LLC serves as investment sub-adviser for the Registrant. The principal address of the Investment Subadviser is 1212 Avenue of the Americas, 10th Floor, New York, NY 10036. The Investment Subadviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Mirae Asset Global Investments (USA) LLC is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Global X Management Company LLC, 605 Third Avenue, 43rd Floor, New York, NY 10158, Mirae Asset Global Investments (USA) LLC, 1212 Avenue of the Americas, 10th Floor, New York, NY 10036, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Not applicable.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (“Securities Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(f)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5th day of August 2026.

Global X Venture and Innovation FundSM

By:	/s/ Thomas Park
Name:	Thomas Park
Title:	Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Thomas Park	Trustee and President	August 5, 2026
Thomas Park

/s/ Eric Olsen	Treasurer, Chief Financial Officer and Principal Accounting Officer	August 5, 2026
Eric Olsen

/s/ Edward Ramos*	Trustee	August 5, 2026
Edward Ramos

/s/ William Yun*	Trustee	August 5, 2026
William Yun

/s/ Bonnie M. Wongtrakool*	Trustee	August 5, 2026
Bonnie M. Wongtrakool

*By:	/s/ Thomas Park
Thomas Park
As Attorney-in-Fact

The original Powers of Attorney authorizing Thomas Park, Jasmin Ali, Joe Costello, Alex Ashby and Eric Olsen to execute the Registration Statement, and any amendments thereto, for the Trustees and officers of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein to Item 25, Exhibits (t)(1) and (t)(2).

EXHIBIT INDEX

(d)	Multiple Class Plan Pursuant to Rule 18f-3
(h)(3)	Distribution and Service Plan
(k)(4)	Amended and Restated Expense Limitation and Reimbursement Agreement
(l)	Opinion of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(t)(2)	Powers of Attorney